                                                                  EXECUTION COPY
                                                                        07/12/00

                     AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of July 12, 2000

                                 by and among

                       iPCS WIRELESS, INC. as Borrower;
              iPCS, INC. and iPCS EQUIPMENT, INC. as Guarantors;

                           THE LENDERS NAMED HEREIN;

                        TORONTO DOMINION (TEXAS), INC.
                           as Administrative Agent;

                                      and

                  GE CAPITAL CORPORATION as Syndication Agent


                                     with


          TD SECURITIES (USA) INC. as Sole Bookrunner and Co-Arranger

                                      and

                GECC CAPITAL MARKETS GROUP, INC. as Co-Arranger


                   $90,000,000 REVOLVING TRANCHE A FACILITY

                        $50,000,000 TRANCHE B FACILITY

                               TABLE OF CONTENTS

                                                                           Page
ARTICLE 1    Definitions................................................    2
     Section 1.1    Definitions, etc....................................    2
     Section 1.2    Other Definitional Provisions.......................   29
     Section 1.3    Accounting Terms and Determinations.................   30
     Section 1.4    Financial Covenants and Reporting...................   30
ARTICLE 2    Loans......................................................   31
     Section 2.1    Commitments.........................................   31
     Section 2.2    Notes...............................................   32
     Section 2.3    Repayments..........................................   32
     Section 2.4    Interest............................................   33
     Section 2.5    Borrowing Procedure.................................   35
     Section 2.6    Optional Prepayments, Conversions and
                    Continuations of Loans..............................   35
     Section 2.7    Mandatory Prepayments...............................   35
     Section 2.8    Minimum Amounts.....................................   37
     Section 2.9    Certain Notices.....................................   37
     Section 2.10   Use of Proceeds.....................................   38
     Section 2.11   Fees................................................   38
     Section 2.12   Computations........................................   39
     Section 2.13   Termination or Reduction of Commitments.............   39
ARTICLE 3    Payments...................................................   40
     Section 3.1    Method of Payment...................................   40
     Section 3.2    Pro Rata Treatment..................................   41
     Section 3.3    Sharing of Payments, Etc............................   41
     Section 3.4    Non-Receipt of Funds by the Administrative Agent....   41
     Section 3.5    Taxes...............................................   41
     Section 3.6    Withholding Tax Exemption...........................   43
     Section 3.7    Reinstatement of Obligations........................   43
ARTICLE 4    Yield Protection and Illegality............................   43
     Section 4.1    Additional Costs....................................   43
     Section 4.2    Limitation on Types of Loans........................   45
     Section 4.3    Illegality..........................................   45
     Section 4.4    Treatment of Affected Loans.........................   45
     Section 4.5    Compensation........................................   46
     Section 4.6    Capital Adequacy....................................   46
     Section 4.7    Replacement of Lenders..............................   47
ARTICLE 5    Security...................................................   47
     Section 5.1    Collateral..........................................   47
     Section 5.2    Guaranties..........................................   48
     Section 5.3    New Subsidiaries; Additional Capital Stock..........   48
     Section 5.4    New Mortgaged Properties; Landlord Subordinations
                    or Waivers..........................................   49
     Section 5.5    Setoff..............................................   50
     Section 5.6    Release.............................................   50
     Section 5.7    Further Assurances..................................   50
ARTICLE 6    Conditions Precedent.......................................   50

     Section 6.1    Initial Extension of Credit.........................   51
     Section 6.2    All Extensions of Credit............................   55
     Section 6.3    Closing Certificates................................   56
ARTICLE 7    Representations and Warranties.............................   57
     Section 7.1    Existence, etc......................................   57
     Section 7.2    Financial Statements................................   57
     Section 7.3    Corporate Action; No Breach.........................   58
     Section 7.4    Operation of Business; Licenses......................  58
     Section 7.5    Intellectual Property................................  58
     Section 7.6    Litigation and Judgments.............................  59
     Section 7.7    Rights in Properties; Liens..........................  59
     Section 7.8    Enforceability.......................................  59
     Section 7.9    Approvals............................................  59
     Section 7.10   Debt.................................................  60
     Section 7.11   Taxes................................................  60
     Section 7.12   Margin Securities....................................  60
     Section 7.13   ERISA................................................  60
     Section 7.14   Disclosure...........................................  61
     Section 7.15   Loan Parties; Capitalization; etc....................  61
     Section 7.16   Compliance with Laws.................................  61
     Section 7.17   Investment Company Act...............................  62
     Section 7.18   Public Utility Holding Company Act...................  62
     Section 7.19   Environmental Matters................................  62
     Section 7.20   Year 2000 Compliance.................................  63
     Section 7.21   Labor Disputes and Acts of God.......................  63
     Section 7.22   Material Contracts...................................  63
     Section 7.23   Bank Accounts........................................  64
     Section 7.24   Outstanding Securities...............................  64
     Section 7.25   Solvency.............................................  64
     Section 7.26   Employee Matters.....................................  64
     Section 7.27   Insurance............................................  64
     Section 7.28   Common Enterprise............................. ......  64
     Section 7.29   Reorganization Transaction...........................  64
ARTICLE 8    Affirmative Covenants.......................................  65
     Section 8.1    Reporting Requirements...............................  65
     Section 8.2    Maintenance of Existence; Conduct of Business........  68
     Section 8.3    Maintenance of Properties and Permits................  69
     Section 8.4    Taxes and Claims.....................................  69
     Section 8.5    Insurance............................................  69
     Section 8.6    Inspection Rights....................................  71
     Section 8.7    Keeping Books and Records............................  71
     Section 8.8    Compliance with Laws.................................  71
     Section 8.9    Compliance with Agreements...........................  71
     Section 8.10   Further Assurances...................................  72
     Section 8.11   ERISA................................................  72
     Section 8.12   Interest Rate Protection.............................  72
     Section 8.13   Sprint Agreements....................................  72

     Section 8.14   Non-Consolidation....................................  72
     Section 8.15   Year 2000 Compliance.................................  72
     Section 8.16   Trade Accounts Payable...............................  73
     Section 8.17   Delivery of Certain Amendments.......................  73
     Section 8.18   Ownership of Operating Assets........................  73
     Section 8.21   Consummation of the Reorganization Transactions......  73
     Section 8.20   Veracity and Accuracy of Financial Statements........  73
     Section 8.21   Investment Company Act and Public Utility Holding
                    Company Act..........................................  73
     Section 8.22   Immediate Contributions to the Borrower..............  74
ARTICLE 9    Negative Covenants..........................................  74
     Section 9.1    Debt.................................................  74
     Section 9.2    Limitation on Liens..................................  75
     Section 9.3    Mergers, Etc.........................................  75
     Section 9.4    Restricted Payments..................................  76
     Section 9.5    Investments..........................................  77
     Section 9.6    Limitation on Issuances of Capital Stock.............  79
     Section 9.7    Transactions with Affiliates.........................  79
     Section 9.8    Disposition of Property..............................  80
     Section 9.9    Sale and Leaseback...................................  81
     Section 9.10   Lines of Business....................................  81
     Section 9.11   Environmental Protection.............................  82
     Section 9.12   Intercompany Transactions............................  82
     Section 9.13   Management Fees......................................  82
     Section 9.14   Modification of Certain Agreements, etc..............  82
     Section 9.15   ERISA................................................  83
     Section 9.16   Sprint PCS Fees......................................  83
     Section 9.17   No Prepayment of Debt, Etc...........................  83
     Section 9.18   Rights of Third Parties in Intellectual Property.....  84
ARTICLE 10   Financial Covenants.........................................  84
     Section 10.1   Total Debt to Total Capitalization...................  84
     Section 10.2   Senior Debt to Total Capitalization..................  84
     Section 10.3   Quarterly Minimum Revenue Levels.....................  84
     Section 10.4   Annualized EBITDA....................................  85
     Section 10.5   Wireless Subscribers.................................  86
     Section 10.6   Capital Expenditures.................................  87
     Section 10.7   Leverage Ratio.......................................  87
     Section 10.8   Senior Leverage Ratio................................  88
     Section 10.9   Interest Coverage Ratio..............................  88
     Section 10.10  Fixed Charge Coverage................................  89
     Section 10.11  Pro Forma Debt Service...............................  89
ARTICLE 11   Default.....................................................  90
     Section 11.1   Events of Default....................................  90
     Section 11.2   Remedies.............................................  93
     Section 11.3   Performance by the Administrative Agent, etc.........  94
ARTICLE 12   The Administrative Agent....................................  94
     Section 12.1   Appointment, Powers and Immunities...................  94

     Section 12.2   Rights of Administrative Agent as a Lender...........  95
     Section 12.3   Defaults.............................................  95
     Section 12.4   Indemnification......................................  96
     Section 12.5   Independent Credit Decisions.........................  97
     Section 12.6   Several Commitments..................................  97
     Section 12.7   Successor Administrative Agent.......................  97
ARTICLE 13   Miscellaneous...............................................  98
     Section 13.1   Expenses.............................................  98
     Section 13.2   Indemnification......................................  98
     Section 13.3   Limitation of Liability..............................  99
     Section 13.4   No Duty.............................................. 100
     Section 13.5   No Fiduciary Relationship............................ 100
     Section 13.6   Equitable Relief..................................... 100
     Section 13.7   No Waiver; Cumulative Remedies....................... 100
     Section 13.8   Successors and Assigns............................... 100
     Section 13.9   Survival............................................. 104
     Section 13.10  Entire Agreement..................................... 104
     Section 13.11  Amendments........................................... 104
     Section 13.12  Maximum Interest Rate................................ 105
     Section 13.13  Notices.............................................. 106
     Section 13.14  Governing Law; Submission to Jurisdiction; Service
                    of Process........................................... 107
     Section 13.15  Counterparts......................................... 107
     Section 13.16  Severability......................................... 107
     Section 13.17  Headings............................................. 107
     Section 13.18  Construction......................................... 107
     Section 13.19  Independence of Covenants............................ 108
     Section 13.20  Confidentiality...................................... 108
     Section 13.21  Waiver of Jury Trial................................. 109
     Section 13.22  Approvals and Consent................................ 109
     Section 13.23  Service of Process................................... 109
     Section 13.24  Amendment and Restatement of the Original Credit
                    Agreement............................................ 109
     Section 13.25  No Requirement of Assumption or Payment of Another
                    Person's Debt........................................ 109

                               INDEX TO EXHIBITS

Exhibit A        -      Form of Assignment and Acceptance
Exhibit B-1      -      Form of Tranche A Note
Exhibit B-2      -      Form of Tranche B Note
Exhibit C        -      Form of Notice of Borrowings, Conversions,
                        Continuations and Prepayments
Exhibit D        -      Form of Compliance Certificate
Exhibit E        -      Form of Borrowing Base Report

                               INDEX TO SCHEDULES

Schedule 1.1(a)    -      Permitted Holders
Schedule 1.1(b)    -      Certain Permitted Liens
Schedule 1.1(c)    -      Service Area (Basic Trading Areas)
Schedule 7.4       -      Permits, Franchises and Authorizations required by
                          Governmental Requirements or issued by Governmental
                          Authorities
Schedule 7.5       -      Intellectual Property
Schedule 7.6       -      Litigation, Etc.
Schedule 7.7       -      Real Property
Schedule 7.10      -      Existing Debt
Schedule 7.13      -      Plans
Schedule 7.15      -      Subsidiaries; Capitalization
Schedule 7.22      -      Material Contracts
Schedule 7.23      -      Bank Accounts
Schedule 7.26      -      Employee Matters
Schedule 7.27      -      Insurance
Schedule 9.5       -      Certain Investments
Schedule 9.7       -      Certain Transactions with Affiliates
Schedule 13.8      -      Commitment Percentages and Lender Notice Addresses

                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 12, 2000, is by and among iPCS WIRELESS, INC. (the "Borrower"), a Delaware corporation, iPCS, INC., ("Holdings"), a Delaware corporation, iPCS EQUIPMENT, INC. ("Equipmentco"), a Delaware corporation, each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), TORONTO DOMINION (TEXAS), INC., as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") and GE CAPITAL CORPORATION, as syndication agent (the "Syndication Agent").

                                   RECITALS:

     A. Illinois PCS, L.L.C. (the "Original Borrower"), an Illinois limited liability company, is a party to that certain Credit Agreement dated as of May 14, 1999, among the Original Borrower, the lenders named therein (including Nortel Networks Inc., the "Original Lenders") and Nortel Networks Inc. as administrative agent (the "Original Administrative Agent") for itself and such lenders (the "Original Credit Agreement") pursuant to which the Original Borrower was provided loan facilities in an aggregate principal amount of $48,000,000. The Original Lenders made loans to the Original Borrower under the Original Credit Agreement, which loans are being repaid as of the Effective Date.

     B. The following transactions have occurred on or before the Effective Date (collectively the "Reorganization Transactions"):

     (i) on or before the Effective Date, each of the Borrower, Holdings and Equipmentco was incorporated and organized; and

     (ii)  prior to but substantially concurrently with the Effective Date:

           (A) Holdings will issue shares of its Capital Stock to the members of the Original Borrower in exchange for the transfers by such members to Holdings of all outstanding membership interests in the Original Borrower and, as a result thereof, the former members of the Original Borrower will become shareholders of Holdings and Holdings will become the sole member of the Original Borrower;

           (B) the Borrower will issue shares of its Capital Stock to Holdings and, as a result thereof, Holdings will become the sole shareholder of the Borrower;

           (C) Equipmentco will issue shares of its Capital Stock to the Borrower and, as a result thereof, the Borrower will become the sole shareholder of Equipmentco; and

           (D) the Borrower and the Original Borrower will merge and the Borrower will be the surviving entity in such merger and, as a result of such merger, all of the indebtedness, liabilities and obligations of the Original Borrower under the Original Credit Agreement (including the Original Loans) and the other "Loan Documents" (as such term is defined in the Original Credit Agreement) will become the indebtedness, liabilities and obligations of the Borrower and ownership of all of the Properties of the Original Borrower will become vested in the Borrower subject to the Liens affecting such Properties previously granted by the Original Borrower to the Original Administrative Agent in connection with the Original Credit Agreement.

     C. The Borrower is party to various agreements with Sprint PCS relating to the construction and operation of PCS systems in the Service Area.

     D. After consummation of the Reorganization Transactions referred to in clause (ii) of Recital B and effective as of the Effective Date, the Borrower desires to amend and restate the $48,000,000 loan facilities under the Original Credit Agreement and to obtain loan facilities in the aggregate principal amount of $140,000,000 to finance a portion of its costs to construct and operate such PCS systems.

     E. The Lender(s) identified on the signature pages of this Agreement desire to provide such credit facilities with the assistance of the Administrative Agent upon and subject to the terms and provisions contained in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

     Section 1.1 Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

     "Additional Costs" means as specified in Section 4.1(a).
      ----------------                        --------------

     "Adjusted Net Income" means for any period, Consolidated Net Income less
      -------------------
(without duplication) to the extent that any of the following shall have been included in Consolidated Net Income for such period (a) any net gain or loss arising from the sale of any capital asset, (b) any net gain or loss arising from any write-up or write-down of assets, (c) earnings or losses of any other Person, substantially all of the assets of which have been acquired by the Borrower or a Consolidated Subsidiary of the Borrower in any manner, to the extent that such earnings or losses were realized by such other Person prior to the date of such acquisition, (d) earnings or losses of any Person (other than a Consolidated Subsidiary of the Borrower) in which the Borrower or a Consolidated Subsidiary has an ownership interest, unless such earnings have actually been received by the Borrower or such Consolidated Subsidiary in the form of cash distributions, and (e) any net gain or loss arising from the acquisition of any securities of the Borrower or a Consolidated Subsidiary of the Borrower.

     "Administrative Agent" means as specified in the initial paragraph of this
      --------------------
Agreement.

     "Administrative Agent's Letter" means the letter agreement dated as of the
      -----------------------------
Effective Date between the Administrative Agent and the Borrower.

     "Advances" means the Loans made under this Agreement.
      --------

     "Affiliate" means, as to any Person, any other Person (a) that directly or
      ---------
indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, such first Person, (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting Capital Stock of such first Person, or (c) ten percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by such first Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the Loan Documents, neither the Administrative Agent nor any Lender shall be deemed to be an Affiliate of the Borrower or any of its Subsidiaries.

     "Agents" means, collectively, the Administrative Agent and the Syndication
      ------
Agent.

     "Aggregate Commitments" means, as to all Lenders, the Tranche A Commitments
      ---------------------
and the Tranche B Commitments.

     "Agreement" means this Agreement and any and all amendments, modifications,
      ---------
supplements, renewals, extensions or restatements hereof.

     "Annualized EBITDA" means, for the applicable period, EBITDA for the two
      -----------------
most recently completed fiscal quarters multiplied by two.

     "Applicable Lending Office" means for each Lender and each Type of Loan,
      -------------------------
the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and
                                   ------------
Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" means the interest rate margin applicable to Base Rate
      -----------------
Loans and Eurodollar Loans, as the case may be, in each case determined in accordance with Section 2.4(d) hereof.
                --------------

     "Approved Fund" means (a) with respect to any Lender which is a fund
      -------------
primarily engaged in making, purchasing or otherwise investing in commercial loans, any other fund which is primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business and which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor or (b) any other entity which has been approved by the Administrative Agent and which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business; provided, however, that Approved Fund shall not include any Affiliate of the Borrower.

     "Approved Management Agreement" means that certain Management Services
      -----------------------------
Agreement dated as of the Effective Date between Holdings and the Borrower.

     "Approved Subordinated Debt" means all Debt of the Borrower, other than its
      --------------------------
Subordinated Guarantee of the Holdings Senior Notes, which is unsecured and which is contractually subordinated, as to payment, to the payment of the Loans and other Obligations on terms, and pursuant to agreements in form and substance, satisfactory to, and approved in writing (subsequent to the Effective
Date) by, the Administrative Agent and the Required Lenders.

     "Approved Subordinated Debt Documents" means any and all agreements,
      ------------------------------------
documents and instruments now or hereafter evidencing or governing any Approved Subordinated Debt.

     "Approved Tax Allocation Agreement" means that certain Tax Allocation
      ---------------------------------
Agreement dated as of the Effective Date between Holdings and the Borrower.

     "Asset Disposition" means the disposition of any or all of the Property of
      -----------------
any Loan Party, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding (a) sales of inventory in the ordinary course of business, (b) the grant of a Lien as security, (c) any involuntary disposition resulting from casualty damage to Property, (d) dispositions of equipment if and to the extent that the equipment disposed of is, concurrently therewith, exchanged or replaced by equipment of equal or greater value, and (e) dispositions of Investments referred to in clauses (a), (b), (c), (d), (e), (f),
(l) and (m) of Section 9.5.
               -----------

     "Assignee" means as specified in Section 13.8(b).
      --------                        ---------------

     "Assigning Lender" means as specified in Section 13.8(b).
      ----------------                        ---------------

     "Assignment and Acceptance" means an assignment and acceptance entered into
      -------------------------
by a Lender and its Assignee and accepted by the Administrative Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.
   ---------------                               ---------

     "Available Tranche A Commitment" shall mean, as of any date, the difference
      ------------------------------
between (a) the Tranche A Commitment in effect on such date and (b) the sum of the Tranche A Loans then outstanding.

     "Available Tranche B Commitment" shall mean, as of any date, the difference
      ------------------------------
between (a) the Tranche B Commitment on such date and (b) the Tranche B Loans then outstanding.

     "Bankruptcy Code" means as specified in Section 11.1(e).
      ---------------                        ---------------

     "Base Rate" means, at any time, the greater of (a) the rate of interest per
      ---------
annum then most recently announced or established by the Reference Bank at its principal office in New York City as its highest commercial prime or base rate then in effect, or (b) the Federal Funds Rate then in effect plus one-half of one percent (0.50%). The Base Rate may not necessarily be the lowest rate of interest charged by the Reference Bank to its commercial borrowers. Each change in any interest rate provided for herein based upon the prime or base rate or the Federal Funds Rate resulting from a change in the prime or base rate or the Federal Funds Rate, respectively, shall take effect without notice to the Borrower at the time of such change in the prime or base rate or the Federal Funds Rate, respectively.

     "Base Rate Basis" means a simple interest rate equal to the sum of (a) the
      ---------------
Base Rate and (b) the Applicable Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the Business Day of each change in the Base Rate to account for such change, and shall also be changed to reflect changes in the Applicable Margin in accordance with Section 2.4(d)
                                                            --------------
hereof.

     "Base Rate Loans" means Loans that bear interest at rates based upon the
      ---------------
Base Rate.

     "Basle Accord" means the proposals for risk-based capital framework
      ------------
described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

     "Blackstone Funds" means Blackstone Capital Partners III Merchant Banking
      ----------------
Fund, L.P. Blackstone Offshore Capital Partners III, L.P., Blackstone Family Investment Partnership III, L.P., Blackstone iPCS Capital Partners L.P., Blackstone iPCS Offshore Capital Partners L.P., Blackstone Communications Partners I L.P. and Blackstone Family Communications Partnership I L.P.

     "Blackstone Equity Documents" means any and all agreements, documents and
      ---------------------------
instruments with the Blackstone Funds now or hereafter evidencing or governing the Holdings Initial Equity Offering and the Holdings Future Equity Offering and includes, without limitation, the Stockholders Agreement and the other Transaction Agreements (as defined in the Stockholders Agreement).

     "Board of Directors" means (a) with respect to the Borrower, Holdings,
      ------------------
Equipmentco and any other Subsidiary of the Borrower which is a corporation, the board of directors of such entity or entities, as applicable based upon the context in which such term appears, and (b) with respect to any other Loan Party, the board of directors if such Loan Party is a corporation, the general partner if such Loan Party is a limited partnership, the managing partner if such Loan Party is a general partnership, the manager if such Loan Party is a limited liability company or an analogous body, officer or representative which is the functional equivalent of the board of directors of a corporation if such Loan Party is another type of entity, in each case which body, officer or representative has the power and authority to authorize and effectuate the execution, delivery and performance of the Loan Documents and other actions to be taken by such Loan Party.

     "Board Resolution" means a resolution certified by the Secretary or an
      ----------------
Assistant Secretary or analogous officer of any Loan Party, as applicable based upon the context in which such term appears, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification.

     "Borrower" means as specified in the initial paragraph of this Agreement.
      --------

     "Borrowing Base" means, at any time as determined by the Borrower in
      --------------
accordance with Section 2.1(e), an amount equal to 100% of the gross book value
                --------------
of all the property, plant and equipment owned by the Borrower and its Subsidiaries on such date.

     "Borrowing Base Report" means a report in substantially the form of Exhibit
      ---------------------                                              -------
E attached hereto properly completed and certified by a Responsible Officer of
-
the Borrower to the satisfaction of the Administrative Agent which specifies the Borrowing Base as calculated as of the date of the report.

     "Borrowing Deposit Account" means that certain account maintained with the
      -------------------------
Administrative Agent into which the proceeds of borrowings hereunder shall be made pursuant to Section 2.5 hereof.
                 -----------

     "Borrowing Deposit Agreement" means that certain Borrowing Deposit
      ---------------------------
Agreement between the Borrower and the Administrative Agent dated the Effective Date setting forth the terms and conditions governing the Borrowing Deposit Account.

     "BTA" means a Basic Trading Area for which a Basic Trading Area (BTA)
      ---
license is issued by the FCC.

     "Build-out Plan" means the plan agreed upon by the Borrower and Sprint PCS,
      --------------
along with any modifications and updates to the plan, respecting the construction and design of the Service Area Network, a copy of which is attached as Exhibit 2.1 to the Sprint Management Agreement.
   -----------

     "Business Day" means (a) any day other than a Saturday, Sunday or other day
      ------------
on which commercial banks are authorized or required by law to close in New York, New York, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Business Plan" means the Borrower's marketing and construction plans for
      -------------
the Service Area Network, budget and schedule as submitted to and approved by the Administrative Agent, including financial projections of the Borrower and its Consolidated Subsidiaries for the ten year period beginning on January 1, 2000, with quarterly detail through December 31, 2003, certified by the chief financial officer of the Borrower as being prepared generally in accordance with GAAP (except for the absence of footnotes), such construction plans giving effect to the Build-out Plan and such projections giving effect to the Debt to be incurred under this Agreement as well as the other Debt to be incurred by the Borrower and its Consolidated Subsidiaries during such period. Unless any amendment or modification thereto or replacement thereof made in accordance with
Section 9.14, the Business Plan dated as of July 8, 2000 shall be the Business
------------
Plan for purposes of this Agreement.

     "Capital Expenditures" means amounts paid or Debt incurred by the Borrower
      --------------------
and/or any of its Consolidated Subsidiaries in connection with the purchase or lease by any such Person or Persons of Property that would be required to be capitalized and shown on the balance sheet of such Person or Persons in accordance with GAAP; provided, however, that (a) with respect to a Capital Expenditure consisting of the purchase price of a new capital asset, the amount of such Capital

Expenditure shall exclude, if and to the extent applicable, (i) the net sales proceeds (if any) paid to the Borrower or any of its Consolidated Subsidiaries of any capital asset sold which is being replaced by such new capital asset,
(ii) the net insurance proceeds (if any) paid to the Borrower or any of its Consolidated Subsidiaries that have resulted from any casualty loss to any capital asset which is being replaced by such new capital asset, and (iii) the net condemnation proceeds (if any) paid to the Borrower or any of its Consolidated Subsidiaries that have resulted from any condemnation of any capital asset which is being replaced by such new capital asset, and (b) with respect to a Capital Expenditure consisting of the cost to repair an existing capital asset, the amount of such Capital Expenditure shall exclude, if and to the extent applicable, the net insurance proceeds (if any) paid to the Borrower or any of its Consolidated Subsidiaries that have resulted from any casualty loss to such capital asset being repaired.

     "Capital Lease Obligations" means, as to any Person, the obligations of
      -------------------------
such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Capital Stock" means corporate stock and any and all securities, shares,
      -------------
partnership interests (whether general, limited, special or other), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

     "Change in Control" means the existence or occurrence of any of the
      -----------------
following: (a) any of the Capital Stock of the Borrower is owned, beneficially or of record, by any Person other than Holdings; (b) any Capital Stock of Equipmentco or any other Subsidiary of the Borrower is owned, beneficially or of record, by any Person other than the Borrower; (c) any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in
Section 13d-3 of the Exchange Act) shall have acquired beneficial ownership
-------------
(within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 35% or more of the outstanding shares of Voting Stock of Holdings; (d) individuals who, as of the Effective Date, constitute the Board of Directors of Holdings (the "Holdings Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Holdings; provided, however, that any individual becoming a director of Holdings subsequent to the Effective Date whose election or nomination for election by Holdings' shareholders was approved by a vote of at least a majority of the directors then comprising the Holdings Incumbent Board shall be considered as though such individual were a member of the Holdings Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Holdings; (e) the consummation of any transaction the result of which is that any Person or group beneficially owns more of the Voting Stock of Holdings than is beneficially owned, in the aggregate, by the Permitted Holders.

     "Code" means the Internal Revenue Code of 1986, as amended, and the
      ----
regulations promulgated and rulings issued thereunder.

     "Collateral" means all Property of any Person of any nature whatsoever upon
      ----------
which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

     "Commitment Percentage" means, as to any Lender and as to the Tranche A
      ---------------------
Commitments or the Tranche B Commitments (as applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the amount of the outstanding Tranche A Commitments or Tranche B Commitments (as applicable) of such Lender (or, if such applicable Commitment has terminated or expired, the outstanding principal amount of Tranche A Loans or Tranche B Loans, respectively, of such Lender) and the denominator of which is the aggregate amount of the outstanding Tranche A Commitments or Tranche B Commitments (as applicable) of all Lenders (or, if such applicable Commitments have terminated or expired, the aggregate outstanding principal amount of Tranche A Loans or Tranche B Loans, respectively, of all Lenders), as adjusted from time to time in accordance with Section 13.8. As of
                                                           ------------
the Effective Date, the Commitment Percentages of the Lenders party to this Agreement are as set forth on Schedule 13.8 hereto.
                              -------------

     "Commitments" means, as to any Lender, such Lender's Tranche A Commitment
      -----------
and Tranche B Commitment.

     "Communications Act" means the Communications Act of 1934, and any similar
      ------------------
or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

     "Consent and Agreement" means that certain Amended and Restated Consent and
      ---------------------
Agreement dated as of the Effective Date among Sprint Spectrum, SprintCom, Inc., Sprint Communications, WirelessCo, L.P. and the Administrative Agent and acknowledged, consented and agreed to by the Original Borrower, Holdings and Equipmentco.

     "Consolidated Fixed Charges" means, for any period, the sum of (without
      --------------------------
duplication) (a) Consolidated Interest Expense for the Borrower and its Consolidated Subsidiaries payable in cash during such period, plus (b) all scheduled payments (as such scheduled payments were reduced by application of any prepayments) of principal with respect to the Loans and other outstanding Debt during such period, plus (c) income and franchise taxes of the Borrower and its Consolidated Subsidiaries payable in cash during such period, plus (d) the amount paid in cash by the Borrower and its Consolidated Subsidiaries during such period on account of Capital Expenditures.

     "Consolidated Interest Expense" means, for any period, all interest on Debt
      -----------------------------
of the Borrower and its Consolidated Subsidiaries payable in cash during such period, including the interest portion of payments under Capital Lease Obligations, together with all fees paid in respect of such Debt during such period (but specifically excluding fees paid during previous periods but amortized during the current period in accordance with GAAP), calculated in accordance with GAAP.

     "Consolidated Net Income" means, for any period, the net income (or loss)
      -----------------------
of the Borrower and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Subsidiary" means, with respect to any Person, any Subsidiary
      -----------------------
the financial attributes of which are or would be consolidated with those of such Person in the consolidated financial statements of such Person in accordance with GAAP.

     "Continue", "Continuation" and "Continued" shall refer to the continuation
      --------    ------------       ---------
pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same
            -----------
Type from one Interest Period to the next Interest Period.

     "Contract Rate" means as specified in Section 13.12(a).
      -------------                        ----------------

     "Contributed Capital" means, as to any Person and as of any date of
      -------------------
determination, the sum of (a) all equity contributions then made in cash or previously made in cash to such Person (including, with respect to both Holdings and the Borrower, the gross proceeds of the Holdings Initial Equity Offering and, with respect to both Holdings and the Borrower, the gross proceeds of the Holdings Future Equity Offering and any other equity contributed on or before the Effective Date), minus (b) all Restricted Payments (in any form) then made or previously made by such Person to or for the benefit of any other Person.

     "Convert", "Conversion" and "Converted" shall refer to a conversion
      -------    ----------       ---------
pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of
            -----------
Loan.

     "Current Date" means (a) a date occurring no more than 30 days prior to the
      ------------
Effective Date or other relevant date as may be specified herein (as applicable) or (b) such earlier date which is acceptable to the Administrative Agent.

     "Debt" means as to any Person at any time (without duplication): (a) all
      ----
indebtedness, liabilities and obligations of such Person for borrowed money, (b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person, provided that for purposes hereof, the amount of such indebtedness, liabilities and obligations shall be equal to the lesser of (i) the amount of indebtedness, liabilities or obligations secured by such Lien or (ii) the fair market value of the Property that is subject to such Lien,
(g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all net indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements, and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any pension plans. Notwithstanding the foregoing, the Holdings Initial Equity

Issuance or the Holdings Future Equity Issuance shall not be deemed to be Debt of Holdings or its Subsidiaries.

     "Default" means an Event of Default or the occurrence of an event or
      -------
condition which with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means, in respect of any principal of any Loan at all times
      ------------
during which any Event of Default has occurred and is continuing or in respect of any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period of such Event of Default or during the period commencing on the due date of such other amount until such other amount is paid in full, respectively, equal to the lesser of
(a) the sum of two percent (2.00%) plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans or (b) the Maximum Rate; provided, however, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of the rate per annum equal to (i) the sum of two percent (2.00%) plus the interest rate for such Eurodollar Loan for such Interest Period as provided in clause (ii) of Section 2.4(a) hereof or (ii) the
                                               --------------
Maximum Rate and, thereafter, the rate provided for above in this definition.

     "Dollars" and "$" mean lawful money of the U.S.
      -------

     "EBITDA" means, for any period, without duplication, the sum of the
      ------
following for the Borrower and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus (d) depreciation and amortization expense and other non-cash items to the extent deducted in determining Adjusted Net Income, minus (e) non-cash income (or losses) to the extent included in determining Adjusted Net Income.

     "Effective Date" means July 12, 2000.
      --------------

     "Eligible Assignee" means (a) any Lender or Affiliate of a Lender, (b) any
      -----------------
commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) which has total assets of $250,000,000 or more and which has been approved by the Administrative Agent as a Lender under this Agreement or (c) any Approved Fund; provided, however, that Eligible Assignee shall not include (i) any Affiliate of the Borrower, (ii) any business competitor engaged in the same line(s) of business as the Borrower except after the occurrence and during the continuance of an Event of Default, or (iii) any Person which is not, at the time of determination, an "Eligible Assignee" as such term is defined in the Consent and Agreement.

     "Environmental Law" means any federal, state, provincial, local or foreign
      -----------------
law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. (S) 6901 et seq., the Occupational Safety and Health Act, 29 U S.C. (S) 651 et seq., the Clean Air Act, 42 U.S.C. (S) 7401 et seq., the Clean Water Act, 33 U. S. C. (S) 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U. S. C. (S) 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S) 136 et seq., and the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., and any state or local counterparts.

     "Environmental Liabilities" means, as to any Person, all liabilities,
      -------------------------
obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "Equipmentco" means as specified in the initial paragraph of this
      -----------
Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a
      ---------------
member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

     "Eurodollar Basis" shall mean a simple per annum interest rate (rounded
      ----------------
upward, if necessary, to the nearest one-hundredth of one percent (0.01%)) equal to the sum of (a) the quotient of (i) the Eurodollar Rate divided by (ii) one
(1) minus the Eurodollar Reserve Percentage, if any, stated as a decimal, and
(b) the Applicable Margin. The Eurodollar Basis shall apply to Interest Periods of one (1), two (2), three (3), six (6), nine (9) and twelve (12) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.4(d) hereof. The
                                                  --------------
Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the date of any change in the Eurodollar Reserve Percentage. The Borrower may not elect an Interest Period in excess of six (6) months unless the Administrative Agent has notified the Borrower that each of the Lenders (in such Lender's discretion) has funds available to it for such Lender's portion of the proposed Advance which are not required for other purposes, and that such funds are available to each Lender at a rate (exclusive of reserves and other adjustments) at or below the Eurodollar Rate for such proposed Advance and Interest Period.

     "Eurodollar Loans" means Loans that bear interest at rates based upon the
      ----------------
Eurodollar Rate.

     "Eurodollar Rate" means, for any Interest Period, the average of the
      ---------------
interest rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars in the approximate amount of the proposed Eurodollar Loan at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If such rate ceases to be available, the Eurodollar Rate shall be determined by the Administrative Agent in good faith from another financial reporting service, which service shall be reasonably acceptable to the Borrower.

     "Eurodollar Reserve Percentage" shall mean the percentage which is in
      -----------------------------
effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Lender has any such Eurocurrency Liabilities subject to such reserve requirement at that time.

     "Event of Default" has the meaning specified in Section 11.1.
      ----------------

     "Excess Cash Flow" means, for the Borrower and its Consolidated
      ----------------
Subsidiaries and for any fiscal year and without duplication, EBITDA for such fiscal year minus (a) income and franchise taxes payable in cash for such fiscal year, (b) all principal and cash interest payments on Debt made during such fiscal year whether optional, mandatory or scheduled payments, and (c) Capital Expenditures made during such fiscal year and (d) Restricted Payments permitted under Section 9.4.

     "Excess Proceeds Amount" means as specified in Section 2.7(a).
      ----------------------                        --------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended (or
      ------------
any successor act), and the rules and regulations thereunder (or respective successors thereto).

     "FCC" means the Federal Communications Commission and any successor agency.
      ---

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

     "Former Members" means the former owners of membership interests in the
      --------------
Original Borrower.

     "GAAP" means generally accepted accounting principles, applied on a
      ----
consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.
Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental Authority" means any nation or government, any state,
      ----------------------
provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Governmental Requirement" means any law, statute, code, ordinance, order,
      ------------------------
rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

     "Gross Revenues" means, for any period, gross revenues, determined on a
      --------------
consolidated basis, of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP for such period.

     "Gross Up Lender" means any Lender which requests a payment from the
      ---------------
Borrower pursuant to Section 3.5, 4.1 or 4.6.
                     ----------------   ----

     "Guarantee" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

     "Guarantors" means Holdings, Equipmentco, each Subsidiary of Holdings, at
      ----------
any time existing, each Subsidiary of the Borrower at any time existing and each other Person which has executed a Guaranty (each individually a "Guarantor" and collectively the "Guarantors").

     "Guaranty" means a guaranty agreement guaranteeing payment and performance
      --------
of the Obligations in form and substance satisfactory to the Administrative Agent executed by a Guarantor in favor of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Hazardous Material" means any substance, product, liquid, waste,
      ------------------
pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

     "Holdings" means as specified in the initial paragraph of this Agreement.
      --------

     "Holdings Future Equity Offering" means an initial public offering of the
      -------------------------------
common stock of Holdings subsequent to the Effective Date providing gross cash proceeds to Holdings of at least $70,000,000, or the private equity offering by Holdings to the Blackstone Funds of its convertible preferred stock subsequent to the Effective Date providing gross cash proceeds of at least $70,000,000 issued pursuant to the Blackstone Equity Documents.

     "Holdings Initial Equity Offering" means the private equity offering by
      --------------------------------
Holdings to the Blackstone Funds of its convertible preferred stock plus the Effective Date providing gross cash proceeds to Holdings of at least $50,000,000 (plus the $30,000,000 cash equity proceeds on hand prior to the Effective Date), issued pursuant to the Blackstone Equity Documents.

     "Holdings Senior Notes" means the unsecured 14% Senior Discount Notes due
      ---------------------
2010 to be issued by Holdings on the Effective Date, pursuant to the Holdings Senior Notes Indenture dated as of the Effective Date, and any exchange notes or notes to pay interest issued by Holdings pursuant to the Holdings Senior Notes Indenture, in each case, as amended in accordance with Section 9.14 hereof.

     "Holdings Senior Notes Documents" means any and all agreements, documents
      -------------------------------
and instruments now or hereafter evidencing or governing the Holdings Senior Notes and includes, without limitation, the Holdings Senior Notes Indenture, as amended in accordance with Section 9.14 hereof.

     "Holdings Senior Notes Event of Default" means an "Event of Default" as
      --------------------------------------
such term is defined in the Holdings Senior Note Indenture (or other analogous term defined in the Holdings Senior Notes Indenture if the term "Event of Default" is not defined therein).

     "Holdings Senior Notes Indenture" means that certain Indenture dated as of
      -------------------------------
the Effective Date between Holdings and CTC Illinois Trust Company, as trustee, which governs the Holdings Senior Notes, as amended in accordance with Section
                                                                       -------
9.14 hereof.
----

     "Insurance Recovery" means, with respect to any Property of any Loan Party
      ------------------
and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by such

Person, or the payment by an insurance company to the Administrative Agent, of proceeds of any such Property or casualty insurance.

     "Intellectual Property" means any U.S. or foreign patents, patent
      ---------------------
applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

     "Interest Period" means, with respect to any Eurodollar Loan, each period
      ---------------
commencing on the date such Loan is made or Converted from a Base Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth (or, if, but only if, all of the Lenders offer an Interest Period of nine or 12 months, the ninth or twelfth) calendar month thereafter, as the Borrower may select as provided in Section 2.9 hereof, except
                                                      -----------
that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date; (c) no more than ten
(10) Interest Periods for Eurodollar Loans shall be in effect at the same time;
(d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for a Loan may commence before, and end after, any principal payment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the applicable Loans scheduled to be outstanding hereunder after such principal payment date.

     "Interest Rate Protection Agreements" means, with respect to the Borrower,
      -----------------------------------
an interest rate swap, cap or collar agreement or similar arrangement between the Borrower and one or more Lenders providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

     "Investments" means as specified in Section 9.5.
      -----------                        -----------

     "Lender" and "Lenders" means as specified in the initial paragraph of this
      ------       -------
Agreement.

     "Leverage Ratio" shall mean, as of any date, the ratio of (a) Total Debt of
      --------------
the Borrower outstanding on such date to (b) Annualized EBITDA.

     "Lien" means, with respect to any Property, any mortgage or deed of trust,
      ----
pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Loan Documents" means this Agreement, the Notes, the Guaranties, the
      --------------
Security Documents, the Administrative Agent's Letter, the Consent and Agreement and all other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Loan Party" means any of the Borrower, Holdings, Equipmentco, any
      ----------
Subsidiary of Holdings, any Subsidiary of the Borrower, any Guarantor or any Person who grants a Lien on any Property to secure the payment or performance of the Obligations or any portion thereof, and "Loan Parties" means all of such Persons.

     "Loans" means the Tranche A Loans and the Tranche B Loans, and "Loan" means
      -----
any of such loans.

     "Material Adverse Effect" means any event, development or circumstance that
      -----------------------
has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, financial condition, results of operations of Holdings and its Subsidiaries taken as a whole, the Borrower and its Subsidiaries taken as a whole or the Borrower on an individual basis, (b) the validity or enforceability of any of the Loan Documents or the Liens created or purported to be created thereby or the rights and/or remedies of the Administrative Agent and the Lenders thereunder, or (c) the ability of any Loan Party to pay and perform its indebtedness, liabilities and/or obligations under any of the Loan Documents.

     "Material Contracts" means, as to any Loan Party, (a) any Sprint Agreement,
      ------------------
(b) the Supply Agreement and (c) any other supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, any such Person to such agreement or contract, or by which any such Person or any of its Properties is otherwise bound, during any fiscal year of such Person exceeds $5,000,000 (or the equivalent amount in any currency) and any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Maturity Date" means (a) the Tranche A Maturity Date or the Tranche B
      -------------
Maturity Date, as appropriate, or (b) such earlier date as payment of the Obligations shall be due (whether by acceleration, reduction of the Commitments to zero, or otherwise).

     "Maximum Rate" means, with respect to any Lender, the maximum non-usurious
      ------------
interest rate or an amount computed in reference to such rate (as applicable), if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

     "Mortgage" means a mortgage, deed of trust or other appropriate agreement,
      --------
document or instrument evidencing or creating a Lien on real Property (and any related personal Property) as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Mortgaged Properties" means Properties in which a Lien has been granted or
      --------------------
purported to be granted pursuant to a Mortgage.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section
      ------------------                                                -------
3(37) of ERISA to which contributions have been made by or are required from any
-----
Loan Party or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

     "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross
      ------------
amount of cash received by any Loan Party from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by such Loan Party directly resulting from such Asset Disposition (including the amount, if any, estimated by such Loan Party in good faith at the time of such Asset Disposition for taxes payable by such Loan Party on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by such Loan Party in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of a Loan Party) excluding any fees or expenses paid to an Affiliate of a Loan Party, minus (d) amounts applied to the repayment of indebtedness (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses
(b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain. "Net Proceeds" means, with respect to the Holdings Senior Notes and without duplication, (i) the gross amount of cash or cash equivalents plus the gross value of all other consideration received by Holdings or any of its Subsidiaries from the issuance of the Holdings Senior Notes, minus (ii) the out-of-pocket costs and expenses incurred by Holdings in connection with such issuance of the Holdings Senior Notes (including any underwriting fees) excluding any fees or expenses paid to an Affiliate of Holdings which are in excess of those that would be paid or payable in connection with an arms' length transaction with a Person who is not an Affiliate of Holdings. "Net Proceeds" means, with respect to any sale, issuance or other disposition of any Debt or any Capital Stock of Holdings (including, without limitation, the Holdings Initial Equity Issuance and the Holdings Future Equity Issuance), the Borrower or the Borrower's Subsidiaries by Holdings, the Borrower or the

Borrower's Subsidiaries, and without duplication (1) the aggregate amount of cash or cash equivalents received in connection with the sale, issuance or other disposition of such Debt or such Capital Stock, minus (2) the aggregate amount
                                                -----
of any reasonable and customary transaction costs incurred in connection therewith, including, without limitation, all fees paid to Blackstone in the case of the Holdings Initial Equity Issuance and the Holdings Future Equity Issuance, all fees and expenses of attorneys, accountants and other consultants, all underwriting or placement agent fees, and fees and expenses of any trustee, registrar or transfer agent.

     "New Areas" means, as of any date of determination, those portions of the
      ---------
Service Area not covered by the then-existing Build-out Plan that Sprint PCS or the Borrower decides should be built-out.

     "Noteholders" means the holders of the Holdings Senior Notes.
      -----------

     "Notes" means the Tranche A Notes and the Tranche B Notes, in the form of
      -----
Exhibit B-1 and Exhibit B-2, respectively, hereto, made by the Borrower
-----------     -----------
evidencing the Loans and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to Section 13.8),
                                                               ------------
and "Note" means any such promissory note.

     "Notice of Borrowing" means as specified in Section 2.9.
      -------------------                        -----------

     "Obligations" means any and all (a) indebtedness, liabilities and
      -----------
obligations of the Borrower or any other Loan Party to the Administrative Agent and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, this Agreement and the Notes), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Borrower or any other Loan Party to repay the Loans, to pay interest on the Loans (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans and such interest, fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower or any other Loan Party under any and all Interest Rate Protection Agreements that it may enter into with any Lender or any Affiliate of a Lender if such Interest Rate Protection Agreements are either entered into in compliance with the terms and provisions of Section
                                                                       -------
8.12 or approved or consented to in writing by the Administrative Agent and the
----
Required Lenders.

     "Operating Assets" means the "Operating Assets" as defined in the Sprint
      ----------------             ----------------
Management Agreement, which constitute the assets owned by the Borrower or a Subsidiary of the Borrower constituting a part of the Service Area Network.

     "Operating Lease" means, as to any Person, a lease of (or other agreement
      ---------------
conveying the right to use) real and/or personal Property, provided that the obligations thereunder are not required to be capitalized on a balance sheet of such Person under GAAP.

     "Original Administrative Agent" means as specified in Recital A.
      -----------------------------

     "Original Borrower" means as specified in Recital A.
      -----------------

     "Original Credit Agreement" means as specified in Recital A.
      -------------------------

     "Original Lenders" means as specified in Recital A.
      ----------------

     "Original Loans" means the "Loans" as such term is defined in the Original
      --------------
Credit Agreement.

     "Original Obligations" means the "Obligations" as such term is defined in
      --------------------
the Original Credit Agreement.

     "Payor" means as specified in Section 3.4.
      -----                        -----------

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to all or any of its functions under ERISA.

     "PCS" means a radio communication system authorized under the rules for
      ---
broadband personal communications services designated as Subpart E of Part 24 of the FCC's rules, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.

     "PCS Licenses" means the PCS license(s) issued by the FCC for the BTAs
      ------------
constituting the Service Area.

     "PCS Spectrum" means the range of frequencies that Sprint PCS is authorized
      ------------
to use under the PCS Licenses held by Sprint PCS.

     "Pension Plan" means an employee pension benefit plan as defined in Section
      ------------
3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Effective Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Loan Party or any ERISA Affiliate for employees of any Borrower or any ERISA Affiliate.

     "Permit" means any permit, certificate, approval, order, PCS License,
      ------
license, right-of-way (whether an easement, contract or agreement in any form) or other authorization.

     "Permitted Holders" means (a) the shareholders of Holdings identified in
      -----------------
Schedule 1.1(a) hereto, (b) each spouse, parent, sibling, child, grandchild or
---------------
other lineal descendant of any shareholder referred to in clause (a) preceding,
(c) each trust established for the benefit of any shareholder referred to in clause (a) preceding or any spouse, parent, sibling, child, grandchild or other lineal descendant referred to in clause (b) preceding, (d) each general partner of the Blackstone Funds who is a partner or employee of the Blackstone Group, L.P. and (e) any Affiliate of any shareholder referred to in clause (a) preceding, except that for purposes of determining an Affiliate hereunder the "10%" contained in the Affiliate definition will be replaced by "50%".

     "Permitted Liens" mean:
      ---------------

          (a)  Liens disclosed on Schedule 1.1(b) hereto;
                                  ---------------

          (b) Liens securing the Obligations in favor of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) pursuant to the Loan Documents;

          (c) Encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of any Loan Party to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

          (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

          (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

          (f) Liens resulting from good faith deposits to secure payment of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

          (g) Purchase-money Liens on any Property acquired after the Effective Date or the assumption after the Effective Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Effective Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

               (i) any Property subject to the foregoing is acquired by the applicable Loan Party in the ordinary course of its respective business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

               (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby (inclusive of the cost of engineering, furnishing and installation services directly relating to such Property) and shall not be less than 75% of the amortized value of the Property acquired with the proceeds of such Debt;

               (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

               (iv) the Debt secured by all such Liens, when aggregated with the Debt secured by all purchase-money Liens and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Effective Date or at any other time, shall not exceed $10,000,000 at any time outstanding in the aggregate (exclusive of Debt owed to any Vendor consisting of amounts payable by the Borrower in accordance with any Supply Agreement which are not past due by more than 90 days beyond the due dates therefor specified in the applicable invoices);

          (h) Liens of attachments, judgments or awards against the Borrower or its Subsidiaries, as the case may be, with respect to which an appeal or proceeding for review shall be pending or a stay of execution shall have been obtained, or which are otherwise being contested in good faith and by appropriate proceedings diligently conducted, which appeal or proceeding or stay or other proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

          (i) restrictions on the transfer of Permits imposed by any of the Permits or by the Communications Act;

          (j) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries taken as a whole and not prohibited by this Agreement and any interest or title of a lessor under any lease not prohibited by this Agreement;

          (k) the filing of financing statements regarding leases not prohibited by this Agreement, which financing statements shall not have the effect of creating, evidencing or perfecting any Lien on any Property or asset of the Borrower or any of its Subsidiaries but shall be, in effect, for informational purposes only;

          (l) ground leases in respect of real Property on which facilities owned or leased by the Borrower or its Subsidiaries are located;

          (m) additional Liens which secure obligations and liabilities of the Borrower and its Subsidiaries not exceeding $500,000 in the aggregate at any time outstanding;

          (n) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (A) none of the Permitted Liens (except those in favor of the Administrative Agent) may attach or relate to the Capital Stock of or any other ownership interest in the Borrower or any of its Subsidiaries and (B) except for the Liens disclosed on Schedule 1.1(b) hereto which are expressly
                                  ---------------
identified as constituting purchase money Liens, none of the Permitted Liens referred to in clauses (a), (h) or (m) preceding may have a priority equal or prior to the Liens in favor of the Administrative Agent as security for the Obligations.

     "Person" means any individual, corporation, trust, association, company,
      ------
partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

     "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA
      ----                                                ------------
established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

     "POPs" means, with respect to any BTA or other geographical area, the most
      ----
recent projection of the population of such geographical area as published in a demographic data source based upon the most recent U.S. Census Bureau data, such data source to be reasonably determined by the Administrative Agent.

     "Principal Office" means the principal office of the Administrative Agent
      ----------------
located at 909 Fannin, Suite 1700, Houston, Texas 77010, or such other office as may be designated pursuant to the provisions of Section 13.13 hereof.
                                                -------------

     "Pro Forma Debt Service" shall mean with respect to the Borrower and the
      ----------------------
Subsidiaries, on a consolidated basis, with respect to the next succeeding complete twelve (12) month period following the calculation date, and after giving effect to any Interest Rate Protection Agreements and Eurodollar Advances, the amount, without duplication, of all (i) scheduled payments of principal (including imputed principal payments with respect to Capitalized Lease Obligations) due on Debt for such period determined on the basis of the aggregate amount of Debt outstanding as of the date of calculation and giving effect to any scheduled mandatory reductions in the Commitments and the operation of the other terms of this Agreement (or other instruments or agreements governing Debt) during such next succeeding twelve (12) month period,
(ii) cash interest expense due for such period, (iii) fees payable under this Agreement and the other Loan Documents (but specifically excluding fees paid during previous periods but amortized during such period in accordance with
GAAP) and (iv) other scheduled payments (including fees, but specifically excluding amounts paid during previous periods, but amortized during such period in accordance with GAAP) payable by such Persons during such period in respect of Debt. For purposes of this definition, where interest payments for the twelve
(12) month period immediately succeeding the calculation date are not fixed by way of Interest Rate Protection Agreements, Eurodollar Advances, or otherwise for the entire period, interest shall be calculated on such Debt for periods for which interest payments are not so fixed at the Eurodollar Basis (as determined on the date of calculation and based on the then current adjustment under
Section 2.4(d) hereof) for a Eurodollar Advance having an Interest Period of
--------------
twelve (12) months; provided, however, that if such Eurodollar Basis cannot be
                    --------  -------
determined in the reasonable opinion of the Administrative Agent, such interest shall be calculated using the Base Rate Basis as then in effect. Notwithstanding the foregoing, Pro Forma Debt Service shall not include any payments with respect to intercompany debt.

     "Prohibited Transaction" means any transaction set forth in Section 406 of
      ----------------------
ERISA or Section 4975 of the Code.

     "Property" means property and/or assets of all kinds, real, personal or
      --------
mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Effective Date.

     "Quarterly Date" means the last day of each March, June, September and
      --------------
December of each year, the first of which shall be September 30, 2000.

     "Receivables" means, as at any date of determination thereof, each and
      -----------
every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of any Loan Party in respect of services rendered by any Loan Party.

     "Reference Bank" means The Toronto-Dominion Bank, New York Branch.
      --------------

     "Register" means as specified in Section 13.8(d).
      --------                        ---------------

     "Registered Note" means as specified in Section 2.2(b).
      ---------------                        --------------

     "Registered Note Register" means as specified in Section 13.8(h).
      ------------------------

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Lender, any change after the
      -----------------
Effective Date in any U.S. federal or state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives, guidelines or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Release" means, as to any Person, any release, spill, emission, leaking,
      -------
pumping, injection, deposit, discharge, disposal, dispersement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

     "Remedial Action" means all actions required to (a) cleanup, remove,
      ---------------
respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

     "Reorganization Transactions" means as specified in Recital B.
      ---------------------------

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA other than any such event for which the 30-day notice requirement has been waived in regulations issued by the PBGC.

     "Required Lenders" means, at any date of determination, collectively,
      ----------------
Lenders the total of whose Commitment Percentages equals or exceeds fifty-one percent (51%) of the Commitment Percentages of all Lenders entitled to vote hereunder.

     "Required Payment" means as specified in Section 3.4.
      ----------------                        -----------

     "Responsible Officer" means, as to any Loan Party, the chief executive
      -------------------
officer, the president, any vice president, the chief financial officer, the chief operating officer or the treasurer of such Person.

     "Restricted Payment" means (a) any dividend or other distribution, payment
      ------------------
or penalty (whether in cash, Property or obligations), direct or indirect, on account of, in connection with or with respect to (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Capital Stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of or with respect to any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any subordinated debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "Security Agreements" means security agreements, pledge agreements,
      -------------------
securities pledge agreements and other agreements, documents or instruments (including the Borrowing Deposit Agreement) evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any such agreement, document or instrument subsequently executed in accordance or connection with this Agreement or any other Loan Document, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Security Documents" means the Security Agreements and the Mortgages, as
      ------------------
they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Person in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

     "Senior Debt" means, as of any date of determination and with respect to
      -----------
any Person and its Consolidated Subsidiaries, the remainder of (a) Total Debt minus (b) the aggregate principal amount of all Approved Subordinated Debt outstanding, determined on a consolidated basis in accordance with GAAP; provided, however, that, with respect to the Borrower and its Consolidated Subsidiaries only, the term "Senior Debt" shall not include the Debt to the Trustee and the Noteholders under, and evidenced and governed by, the Subordinated Guarantees.

     "Senior Leverage Ratio" shall mean, as of any date, the ratio of (a) Senior
      ---------------------
Debt of the Borrower on such date to (b) Annualized EBITDA.

     "Service Area" means the BTAs described on the Service Area Exhibit to the
      ------------
Sprint Management Agreement and as identified (by number and otherwise) on
Schedule 1.1(c) hereto, provided, however, that (a) such term includes new BTAs
---------------
(if any) acquired in accordance with Section 9.3 and (b) except as provided in
                                     -----------
clause (a) preceding, such term does not include any BTAs not disclosed on
Schedule 1.1(c) or any New Areas that the Borrower chooses not to build out.
---------------

     "Service Area Network" means the network and business activities of the
      --------------------
Borrower and/or its Subsidiaries managed by the Borrower and/or its Subsidiaries under the Sprint Management Agreement in the Service Area under the PCS Licenses.

     "Solvent" means, with respect to any Person as of the date of any
      -------
determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Sprint Agreements" means the Sprint Management Agreement, the Sprint
      -----------------
Services Agreement, the Sprint Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement.

     "Sprint Communications" means Sprint Communications Company, L.P., a
      ---------------------
Delaware limited partnership.

     "Sprint Management Agreement" means that certain Sprint PCS Management
      ---------------------------
Agreement dated as of January 22, 1999, among WirelessCo, L.P., Sprint Spectrum, SprintCom, Inc. and the Original Borrower and executed by Sprint Spectrum, Sprint Communications, the Original Borrower
and SprintCom, Inc. (as amended, supplemented or otherwise modified by that certain Addendum I to Sprint PCS Management Agreement dated as of January 22 (or another date close to such date), 1999, that certain Addendum II to Sprint PCS Management Agreement dated as of August 3, 1999, and that certain Amended and Restated Addendum III to Sprint PCS Management Agreement dated as of March 8,
2000) and any exhibits, other addenda and other documents incorporated by reference in said agreement, as such Sprint PCS Management Agreement shall be amended in a manner acceptable to, and approved in writing by, the Administrative Agent and the Required Lenders as required pursuant to clause
(bb) of Section 6.1.
        -----------

     "Sprint PCS" means any one or more of the parties, other than the Borrower
      ----------
or a Subsidiary of the Borrower, who are signatories to any Sprint Agreement, including, without limitation, the following: WirelessCo, L.P., Sprint Spectrum, SprintCom, Inc. and Sprint Communications.

     "Sprint PCS Fees" means any fees payable to Sprint PCS by the Original
      ---------------
Borrower or the Borrower or any Subsidiary of the Original Borrower or the Borrower, and any amounts retained by Sprint PCS, under Section 10 of the Sprint
                                                        ----------
Management Agreement.

     "Sprint Services Agreement" means that certain Sprint PCS Services
      -------------------------
Agreement dated as of January 22, 1999 executed by the Original Borrower and Sprint Spectrum and any exhibits, addenda and other documents incorporated by reference in said agreement, whereby the Original Borrower or the Borrower may delegate the performance of certain services to Sprint PCS for fees that represent an adjustment of the fees paid by Sprint PCS to the Original Borrower or the Borrower under Section 10 of the Sprint Management Agreement, as such
                      ----------
Sprint Services Agreement may be amended in a manner acceptable to, and approved in writing by, the Administrative Agent and the Required Lenders as may be required pursuant to clause (bb) of Section 6.1.
                                    -----------

     "Sprint Spectrum" means Sprint Spectrum L.P., a Delaware limited
      ---------------
partnership.

     "Sprint Spectrum Trademark and Service Mark License Agreement" means that
      ------------------------------------------------------------
certain Sprint Spectrum Trademark and Service Mark License Agreement dated as of January 22, 1999 executed by the Original Borrower and Sprint Spectrum and any exhibits, addenda and other documents incorporated by reference in said agreement, as such Sprint Spectrum Trademark and Service Mark License Agreement may be amended in a manner acceptable to, and approved in writing by, the Administrative Agent and the Required Lenders as may be required pursuant to clause (bb) of Section 6.1.
               -----------

     "Sprint Trademark and Service Mark License Agreement" means that certain
      ---------------------------------------------------
Sprint Trademark and Service Mark License Agreement dated as of January 22, 1999 executed by the Original Borrower and Sprint Communications and any exhibits, addenda and other documents incorporated by reference in said agreement, as such Sprint Trademark and Service Mark License Agreement may be amended in a manner acceptable to, and approved in writing by, the Administrative Agent and the Required Lenders as may be required pursuant to clause (bb) of Section 6.1.
                                                               -----------

     "Stockholders Agreement" means the Stockholders Agreement dated as of the
      ----------------------
Effective Date among Holdings, the Blackstone Funds, Cambridge Telecom, Inc. and Genesco Communications, Inc., as amended pursuant to Section 9.14. hereof.

     "Subordinated Guarantee" means a Guarantee executed by the Borrower or any
      ----------------------
Subsidiary of the Borrower by virtue of its execution of the Holdings Senior Notes Indenture or a supplement in the form attached thereto pursuant to which it, on a subordinated basis, guarantees payment of the Holdings Senior Notes, which Subordinated Guarantee shall be unsecured.

     "Subsidiary" means, with respect to any Person, any corporation or other
      ----------
entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

     "Supply Agreement" means that (a) certain CDMA 1900 Sprintcom Additional
      ----------------
Affiliate Supply Agreement dated as of May 11, 1999, by and between the Borrower as successor to the Original Borrower and Nortel Networks Inc., as amended by Amendment No. 1 dated as of the Effective Date, as further amended, supplemented or restated from time to time in accordance with Section 9.14 hereof and (b) any
                                                 ------------
other purchase agreement with a Vendor on terms reasonably acceptable to the Administrative Agent.

     "Syndication Agent" means as specified in the initial paragraph of this
      -----------------
Agreement.

     "Total Capitalization" means, as of any date of determination and with
      --------------------
respect to any Person and its Consolidated Subsidiaries, the sum of (a) Total Debt of such Person and its Consolidated Subsidiaries as of such date plus (b) Contributed Capital of such Person as of such date.

     "Total Debt" means, as of any date of determination and with respect to any
      ----------
Person and its Consolidated Subsidiaries, the aggregate principal amount of all Debt outstanding, determined on a consolidated basis in accordance with GAAP. The Total Debt of Holdings and Borrower shall not include any intercompany Debt owed to Holdings or any of its Wholly Owned Subsidiaries.

     "Tranche A Commitment" means, as to any Tranche A Lender, the obligation of
      --------------------
such Tranche A Lender to make Tranche A Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Tranche A Lender on Schedule 13.8 hereto under the heading "Tranche A
                            -------------
Commitment" or, if such Tranche A Lender is a party to an Assignment and Acceptance, the amount of the "Tranche A Commitment" set forth in the most recent Assignment and Acceptance of such Tranche A Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Tranche A
                                  ------------    ----
Commitments" means such obligations of all Tranche A Lenders. As of the Effective Date, the aggregate principal amount of the Tranche A Commitments is $90,000,000.

     "Tranche A Lenders" means the Lenders who hold Tranche A Loans or who have
      -----------------
Tranche A Commitments.

     "Tranche A Loans" means as specified in Section 2.1(a).
      ---------------                        --------------

     "Tranche A Maturity Date" means June 30, 2008, or such earlier date as
      -----------------------
payment of the remaining outstanding principal amount of the Tranche A Loans or of all remaining outstanding Obligations shall be due (whether by acceleration or otherwise).

     "Tranche A Notes" means the promissory notes evidencing the Tranche A Loans
      ---------------
executed in accordance with Section 2.2.
                            ------------

     "Tranche B Commitment" means, as to any Tranche B Lender, the obligation of
      --------------------
such Tranche B Lender to make Tranche B Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Tranche B Lender on Schedule 13.8 hereto under the heading "Tranche B
                            -------------
Commitment" or, if such Tranche B Lender is a party to an Assignment and Acceptance, the amount of the "Tranche B Commitment" set forth in the most recent Assignment and Acceptance of such Tranche B Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Tranche B
                                  ------------    ----
Commitments" means such obligations of all Tranche B Lenders. As of the Effective Date, the aggregate principal amount of the Tranche B Commitments is $50,000,000.

     "Tranche B Draw Termination Date" means June 30, 2001.
      -------------------------------

     "Tranche B Lenders" means the Lenders who hold Tranche B Loans or who have
      -----------------
Tranche B Commitments.

     "Tranche B Loans" means as specified in Section 2.1(b).
      ---------------                        --------------

     "Tranche B Maturity Date" means June 30, 2008, or such earlier date as
      -----------------------
payment of the remaining outstanding principal amount of the Tranche B Loans or of all remaining outstanding Obligations shall be due (whether by acceleration or otherwise).

     "Tranche B Notes" means the promissory notes evidencing the Tranche B Loans
      ---------------
executed in accordance with Section 2.2.
                            -----------

     "Trustee" means the trustee under the Holdings Senior Notes Indenture and
      -------
any successor trustee thereunder.

     "Type" means any type of Loan (i.e., a Base Rate Loan or Eurodollar Loan).
      ----

     "UCC" means the Uniform Commercial Code as in effect from time to time in
      ---
the State of New York and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

     "U.S." means the United States of America.
      ----

     "U.S. Person" means a citizen or resident of the U.S., a corporation,
      -----------
partnership or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

     "U.S. Taxes" means any present or future tax, assessment or other charge or
      ----------
levy imposed by or on behalf of the U.S. or any taxing authority thereof.

     "Vendor" means (a) Nortel Networks Inc. in its capacity as vendor under the
      ------
Supply Agreement or (b) any other vendor reasonably acceptable to the Administrative Agent.

     "Voting Stock" of any Person means Capital Stock of such Person which
      ------------
ordinarily has voting power for the election of directors, managers or general partners (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

     "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary
      -----------------------
of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

     "Wireless Subscribers" means, at any time, all customers then receiving
      --------------------
wireless communications services from the Borrower or any Subsidiary of the Borrower through the Service Area Network in the Service Area.

     "Year 2000 Compliant" means that (a) the services, products or other
      -------------------
item(s) at issue accurately process, provide and/or receive all date/time data (including calculating, comparing, sequencing, processing and outputting) within, from, into and between centuries (including the twentieth and twenty-first centuries and the years 1999 and 2000), including leap year calculations, and (b) neither the performance nor the functionality nor the business' provision of the services, products and other item(s) at issue will be affected by any dates/times prior to, on, after or spanning January 1, 2000. The design of the services, products and other item(s) at issue to ensure compliance with the "year 2000" representations and warranties and covenants contained in this Agreement includes proper date/time data century recognition and recognition of 1999 and 2000, calculations that accommodate single century and multi-century formulae and date/time values before, on, after and spanning January 1, 2000, and date/time data interface values that reflect the century, 1999 and 2000. In particular, but without limitation, such design means that (i) no value for current date/time will cause any error, interruption or decreased performance in or for such services, products and other item(s), (ii) all manipulations of date and time related data (including calculating, comparing, sequencing processing and outputting) will produce correct results for all valid dates and times when used independently or in combination with other services, products and/or items,
(iii) date/time elements in interfaces and data storage will specify the century to eliminate date ambiguity without human intervention, including leap year calculations, (iv) where any date/time element is represented without a century, the correct century will be unambiguous for all manipulations involving that element, (v) authorization codes, passwords and zaps (purge functions) will function normally and in the same manner during, prior to, on and after January 1, 2000, including the manner in which they function with respect to expiration dates and CPU serial numbers, and (vi) the business' supply of the services, products and other item(s) will not be interrupted, delayed, decreased or otherwise affected by the advent of the year 2000.

     Section 1.2  Other Definitional Provisions.  All definitions contained in
                  -----------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof",

"herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Administrative Agent or waived in writing by the requisite Lenders in accordance with Section 13.11. Unless otherwise specified, all
                           -------------
Article and Section references pertain to this Agreement. The term "pro rata" as it relates to the application of payments to the Tranche A Loans and/or the Tranche B Loans means pro rata based upon the relative outstanding principal amount of such Loans. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. All references in this Agreement to any agreement shall be deemed to mean and refer to such agreement as it may be amended, modified or supplemented from time to time if (but only if) such amendment, modification or supplement has been approved by the Administrative Agent and the Required Lenders, is expressly referred to in such reference or is otherwise expressly permitted by the terms of this Agreement.

     Section 1.3  Accounting Terms and Determinations.
                  -----------------------------------

     (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a).
                                                               --------------
All financial information delivered to the Administrative Agent pursuant to
Section 8.1 shall be prepared in accordance with GAAP (subject to year end
-----------
adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements of such Person referred to in Section 7.2 or in accordance with Section 8.7.
                           -----------                       -----------

     (b) The Borrower shall deliver to the Administrative Agent and the Lenders, at the same time as the delivery of any annual or quarterly financial statement under Section 8.1, (i) a description, in reasonable detail, of any
                -----------
material variation between the application of GAAP employed in the preparation of the immediately preceding annual or quarterly financial statements in accordance with the last sentence of Section 1.3(a) preceding as to which no
                                     --------------
objection has been made and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

     (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement, neither the Borrower nor Holdings will change the last day of its fiscal year from December 31 or the last days of its first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.

     (d) Unless otherwise expressly provided herein to the contrary, all references herein to the Effective Date shall be deemed to mean and refer to the Effective Date, respectively, after giving effect to all transactions which occur on or before such date.

     Section 1.4  Financial Covenants and Reporting.  All financial statements
                  ---------------------------------
and reports required to be delivered pursuant to this Agreement and the other Loan Documents, and all financial covenants (if any) contained in this Agreement, shall be prepared or determined (as applicable) in accordance with GAAP (except as may be expressly provided to the contrary herein) and, if and to the extent that such statements, reports or covenants are to be prepared or determined on a consolidated basis, shall be prepared or determined on a consolidated basis for Holdings and its Consolidated Subsidiaries or the Borrower and its Consolidated Subsidiaries (as applicable), except as may be expressly provided to the contrary herein.

                                   ARTICLE 2

                                     Loans

     Section 2.1  Commitments.
                  -----------

     (a)  Tranche A Loans.  The Lenders who issued a Tranche A Commitment agree,
          ---------------
severally, in accordance with their respective Commitment Percentages, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrower from time to time, from the Effective Date to the Tranche A Maturity Date amounts which do not exceed, in the aggregate, at the time of any Tranche A Loan, the Available Tranche A Commitment as then in effect; provided, however, that the aggregate outstanding principal amount of Loans shall not at any time exceed the Borrowing Base. Subject to the terms and conditions hereof, Loans under the Tranche A Commitment may be repaid and reborrowed from time to time on a revolving basis.

     (b)  Tranche B Loans.  The Lenders who issued a Tranche B Commitment agree,
          ---------------
severally, in accordance with their respective Commitment Percentages, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower in multiple installments prior to the Tranche B Draw Termination Date an amount not to exceed the Tranche B Commitment; provided, however, that the aggregate outstanding principal amount of Loans shall not at any time exceed the Borrowing Base, and provided, further that the Tranche B Commitment shall be reduced in accordance with Section 2.13(c) hereof if fifty percent (50%) of the
                           ---------------
Tranche B Commitment is not drawn on or before December 31, 2000. There shall be no increase in the principal amount outstanding under the Tranche B Commitment after the Tranche B Draw Termination Date. The Borrower may not reborrow the Tranche B Loans which have been repaid.

     (c)  Continuation and Conversion of Loans.  Subject to the terms and
          ------------------------------------
conditions of this Agreement, the Borrower may borrow the Loans as Base Rate Loans or Eurodollar Loans and, until the applicable Maturity Date, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

     (d)  Lending Offices.  Loans of each Type made by each Lender shall be made
          ---------------
and maintained at such Lender's Applicable Lending Office for Loans of such Type.

     (e)  Determinations of the Borrowing Base.  The Borrowing Base shall be
          ------------------------------------
determined in good faith by the Borrower (subject to the reasonable approval of the Administrative Agent) as of the Effective Date and will be redetermined in good faith by the Borrower thereafter (subject to the reasonable approval of the Administrative Agent) promptly after the delivery, or required delivery, of a Borrowing Base Report in accordance with Section 8.1(k), in each case as of the
                                         --------------
applicable date (i.e., as of the date of the Notice of Borrowing, if applicable, or as of the last day of the immediately preceding fiscal quarter). In addition, the Borrowing Base shall be determined in good faith by the Borrower (subject to the reasonable approval of the Administrative Agent) prior to and in connection with each new Loan and upon the request of the Administrative Agent will be redetermined in good faith by the Borrower (subject to the reasonable approval of the Administrative Agent) at any time and from time to time upon the occurrence and during the continuation of a Default.

     Section 2.2  Notes.
                  -----

     (a)  Notes.  All of the Tranche A Loans and Tranche B Loans made by each
          -----
Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit B-1 and Exhibit B-2, respectively, hereto
                          -----------     -----------
dated the Effective Date (or such later date on which such Lender becomes a party to this Agreement) payable to the order of such Lender in a principal amount equal to the sum of (i) the aggregate principal amount of such Loans of such Lender plus (ii) the aggregate principal amount of the unfunded Commitment of such Lender relating to such Loans as originally in effect. Each Lender is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to the Notes of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each applicable Loan made by such Lender to the Borrower and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under any such Note or this Agreement in respect of any such Loan.

     (b)  Registered Notes. Any Lender that is not a U.S. Person and that could
          ----------------
become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange such Lender's Note evidencing its Loans for a promissory note registered as provided in Section 13.8(h) hereof (a "Registered Note").
                               ---------------
Registered Notes may not be exchanged for Notes that are not in registered form.

     Section 2.3  Repayments.  Commencing March 31, 2004, the principal of the
                  ----------
Tranche B Loans outstanding on March 30, 2004 shall be repaid in consecutive quarterly installments on each Quarterly Date until paid in full in such amounts and on such dates as set forth below:

                                                    Percentage of Principal of Tranche B Loans
                                                           Outstanding on March 30, 2004
                    Repayment Dates                         Due on Each Repayment Date
   March 31, 2004, June 30, 2004, September 30,
   2004 and December 31, 2004                                          2.50%

   March 31, 2005, June 30, 2005, September 30,
   2005 and December 31, 2005                                          3.75%

   March 31, 2006, June 30, 2006, September 30,
   2006 and December 31, 2006                                          6.25%

   March 31, 2007, June 30, 2007, September 30,
   2007 and December 31, 2007                                          6.25%

   March 31, 2008 and June 30, 2008                                   12.50%

In addition and notwithstanding anything to the contrary contained in this
Section 2.3 preceding, the Borrower shall pay to the Administrative Agent for
-----------
the account of each Lender all outstanding principal of the Loans (and all outstanding principal of the Loans shall be due and payable) on the Maturity Date.

     Section 2.4  Interest.
                  --------

     (a)  Interest Rate.  The Borrower shall pay to the Administrative Agent for
          -------------
the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender (or deemed made by such Lender with respect to a Loan assigned to such Lender after the making of such Loan) to the Borrower for the period commencing on the date of such Loan to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

          (i)   during the periods such Loan is a Base Rate Loan, the lesser of
     (A) the Base Rate Basis or (B) the Maximum Rate; and

          (ii)  during the periods such Loan is a Eurodollar Loan, the lesser of
     (A) the Eurodollar Basis or (B) the Maximum Rate.

     (b)  Payment Dates.  Accrued interest on the Loans shall be due and payable
          -------------
as follows:

          (i)   in the case of Base Rate Loans, on each Quarterly Date;

          (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

          (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

          (iv)   with respect to all Loans, on the Maturity Date.

     (c)  Default Interest.  Notwithstanding the foregoing, the Borrower shall
          ----------------
pay to the Administrative Agent for the account of each Lender interest at the applicable Default Rate (i) at all times during which any Event of Default has occurred and is continuing, on any principal of any Loan outstanding, and (ii) to the fullest extent permitted by law, any other amount payable by the Borrower under this Agreement or any other Loan Document to or for the account of such Lender which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by the Administrative Agent.

     (d)  Applicable Margin.  From the Effective Date through and including the
          -----------------
date on which EBITDA is greater than zero for two (2) consecutive fiscal quarters, the Applicable Margin shall be, (i) for Base Rate Loans, two and three-quarters of one percent (2.750%), and (ii) for Eurodollar Loans, three and three-quarters of one percent (3.750%). At all times thereafter, the Applicable Margin shall be determined by the Administrative Agent based upon the Leverage Ratio as of the end of the fiscal quarter most recently ended, effective as of the third (3/rd/) Business Day after the financial statements referred to in
Section 8.1(a) or (b) hereof, as the case may be, are furnished to the
--------------    ---
Administrative Agent for such fiscal quarter, as follows:

                                              Base Rate Loan     Eurodollar Loan
         Total Leverage Ratio               Applicable Margin   Applicable Margin
Greater than or equal to 10.0:1.0                 2.750%              3.750%

Greater than or equal to 8.0:1.0, but             2.625%              3.625%
less than 10.0:1.0

Greater than or equal to 6.0:1.0, but             2.500%              3.500%
less than 8.0:1.0

Greater than or equal to 4.0:1.0, but             2.375%              3.375%
less than 6.0:1.0

Less than or equal to 4.0:1.0                     2.250%              3.250%

     Notwithstanding the foregoing, if the Borrower shall fail to timely deliver to the Administrative Agent the financial statements required for the calculation of the Leverage Ratio for any fiscal quarter, then commencing with the Business Day after the date such financial statements were due and continuing through the third (3rd) Business Day following the date of delivery thereof, the Leverage Ratio for such period shall be conclusively presumed to be, and the Applicable Margin shall be calculated based upon, the highest Leverage Ratio level listed in the table set forth above in this Section 2.3.
                                                  -----------

     Section 2.5  Borrowing Procedure.  The Borrower shall give the
                  -------------------
Administrative Agent notice of each borrowing hereunder in accordance with
Section 2.9.  Not later than 1:00 p.m. (New York, New York time) on the date
-----------
specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available, for and on behalf of the Borrower, in immediately available funds by no later than 1:00 p.m. (New York, New York time); provided, however, that the Administrative Agent may, in its discretion, cause such amount to be made available directly to or for the benefit of the Person who is to receive the proceeds of such Loan in accordance with Section 2.10.
                                                     ------------
Notwithstanding anything to the contrary contained in this Agreement, the proceeds of all borrowings hereunder shall be deposited in the Borrowing Deposit Account and held subject to the terms of the Borrowing Deposit Agreement for the benefit of the Borrower until the date on which the Holdings Future Equity Offering has been completed providing gross cash proceeds to Holdings of at least equal to $70,000,000 the Net Proceeds of which have been contributed to the Borrower in accordance with Section 8.22 hereof, at which time all such
                                ------------
proceeds in the Borrowing Deposit Account shall be released to the Borrower and no proceeds of any future borrowings shall be required to be deposited in the Borrowing Deposit Account.

     Section 2.6  Optional Prepayments, Conversions and Continuations of Loans.
                  ------------------------------------------------------------
Subject to Section 2.8, the Borrower shall have the right from time to time to
           -----------
prepay the Loans in whole or in part, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that:
(a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b)
                                                      -----------
Eurodollar Loans may only be Converted on the last day of the Interest Period and any prepayment of Eurodollar Loans on any day other than the last day of the Interest Period shall be subject to payment of the additional compensation specified in Section 4.5, (c) except for Conversions of Eurodollar Loans into
             -----------
Base Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments of the Tranche B Loans shall be applied to the principal of the Loans prepaid pro rata to the then remaining installments of such Loans. Except as expressly permitted in accordance with Section 2.1(b), no Tranche B Loans that are prepaid pursuant to
                --------------
this Section 2.6 may be reborrowed.
     -----------

     Section 2.7  Mandatory Prepayments.
                  ---------------------

     (a)  Asset Dispositions, etc.  The Borrower will, within two (2) Business
          -----------------------
Days after any Loan Party receives any Net Proceeds of any Asset Disposition, proceeds of any Insurance Recovery or proceeds of condemnation awards aggregating in excess of $1,000,000 during any calendar year (the amount of such Net Proceeds or proceeds exceeding $1,000,000 received during any such period are herein called the "Excess Proceeds Amount"), pay to the Administrative Agent, as a prepayment of the Loans, an aggregate amount equal to the Excess Proceeds Amount; provided, however, that no such prepayment will be required (i) with respect to the net profits (if any) received from any tower sales permitted pursuant to clause (b) of Section 9.8 or (ii) if and to the extent that the
                          -----------
Excess Proceeds Amount is fully re-invested in productive assets used in the ordinary course of such Loan

Party's business within 90 days of the receipt of such Excess Proceeds Amount or, if and to the extent that such Excess Proceeds Amount has been, prior to the expiration of such 90 day period, deposited into a cash collateral account held by the Administrative Agent pursuant to an agreement in form and substance satisfactory to the Administrative Agent, within 180 days of the receipt of such Excess Proceeds Amount; provided, further, however, that the Excess Proceeds Amount (or portion thereof) not so re-invested within 90 days of the receipt thereof shall be deposited into a cash collateral account held by the Administrative Agent pursuant to an agreement in form and substance satisfactory to the Administrative Agent until such time as such amount is either re-invested within 180 days of the receipt thereof or applied to the Loans or other Obligations as provided in this Section 2.7.
                                -----------

     (b)  Excess Cash Flow.  On or prior to April 30, 2004, and on or prior to
          ----------------
each April 30 thereafter during the term of this Agreement, the Borrower will pay (or cause to be paid) to the Administrative Agent, as a prepayment of the Loans and other Obligations then outstanding, an aggregate amount equal to 50% of Excess Cash Flow for the fiscal year then most recently ended.

     (c)  Sale of Capital Stock and Debt Instruments.  On the Business Day
          ------------------------------------------
following the date of receipt by Holdings, the Borrower or any of the Borrower's Subsidiaries of any Net Proceeds arising from the issuance of Debt or Capital Stock, the Loans shall be repaid in an amount equal to, in the aggregate, (a) with respect to any sale or issuance of any Capital Stock by Holdings, the Borrower or any of the Borrower's Subsidiaries after the Effective Date ((i) other than pursuant to the sale, issuance or other disposition of any Capital Stock to: (A) any Loan Party; or (B) any officer, employee or director of any Loan Party; and (ii) excluding the Holdings Initial Equity Offering and the Holdings Future Equity Offering) fifty percent (50%) of the Net Proceeds related thereto, and (b) with respect to any Debt issued by Holdings, the Borrower or any of the Borrower's Subsidiaries after the Effective Date (other than Debt permitted under Section 9.1 hereof), one hundred percent (100%) of the Net
                -----------
Proceeds related thereto.

     (d)  Sale of the Service Area Network. The Borrower will, concurrently with
          --------------------------------
any sale, transfer or other disposition of the Service Area Network or any material portion thereof (other than a sale permitted in accordance with clause
(f) of Section 9.8), prepay in full (i) all outstanding principal amount of the
       -----------
Loans, (ii) all interest accrued and unpaid with respect to all Loans, and (iii) all other outstanding Obligations.

     (e)  Borrowing Base.  If, at any time, the aggregate outstanding principal
          --------------
amount of the Loans exceeds an amount equal to the lesser of (A) the Borrowing Base then in effect (as determined from time to time in accordance with Section
                                                                        -------
2.1(e)) or (B) the aggregate amount of the Commitments as of such date, then,
------
within one Business Day thereafter, the Borrower will pay to the Administrative Agent the amount of such excess as a prepayment (i) first, of any outstanding Tranche A Loans and (ii) thereafter, of any outstanding Tranche B Loans.

     (f)  Application of Mandatory Prepayments.  Any repayment of the Loans
          ------------------------------------
required under Section 2.7(a), (b) or (c) hereof shall be applied pro rata
               --------------  ---    ---
between Tranche A Loans and Tranche B Loans, (A) with respect to the Tranche B Loans, pro rata across the maturities set forth in Section 2.3 hereof and (B)
                                                   -----------
with respect to the Tranche A Loans, as a reduction of the Tranche A Commitment pro rata across the reductions set forth in Section 2.13(a) hereof.
                                            ---------------

     (g)  No Reborrowing.  No amounts of the Loans prepaid pursuant to this
          --------------
Section 2.7 may be reborrowed.
-----------

     Section 2.8  Minimum Amounts.  Except for Conversions and prepayments
                  ---------------
pursuant to Section 2.7 and Article 4, each borrowing, each Conversion and each
            -----------
optional prepayment of principal of the Loans shall be in an amount at least equal to (a) in the case of Tranche B Loans, $2,000,000, or, (b) in the case of Tranche A Loans, $500,000, or an integral multiple of $100,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

     Section 2.9  Certain Notices. Notices by the Borrower to the Administrative
                  ---------------
Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. (New York, New York, time) on the Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:


                         Notice                                Number of
                                                          Business Days Prior
     Terminations or Reductions of Commitments                      1

     Borrowings of Loans which are Base Rate Loans                  1

     Borrowings of Loans which are Eurodollar Loans                 3

     Prepayments of Loans                                           3

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof)
                                                           -----------
and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of termination, reduction, borrowing, Conversion, Continuation or prepayment shall be in the form of Exhibit C hereto,
                                                               ---------
appropriately completed as applicable. Each notice of borrowing (a "Notice of Borrowing") (a) shall certify that all proceeds of the requested Loans are, concurrently with the making of such Loans, being used for a purpose specified in Section 2.10 and (b) shall be accompanied by such other evidence as to use of
   ------------
the proceeds of such borrowing, as the Administrative Agent may reasonably request from time to time. Each notice which includes reference to the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 2.9, such Loan (if
                                                  -----------
outstanding as Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Base Rate

Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

     Section 2.10  Use of Proceeds.
                   ---------------

     (a)  Loans.  The Borrower will use the aggregate proceeds of all Loans
          -----
directly or indirectly: (a) to fund Capital Expenditures and investments of the Borrower and its Subsidiaries; (b) for working capital needs and other general corporate purposes of the Borrower and its Subsidiaries which do not otherwise conflict with this Section 2.10(a) (including, without limitation, the payment
                   ---------------
of fees and expenses incurred in connection with execution and delivery of this Agreement and the other Loan Documents) the execution and delivery of this Agreement and the other Loan Documents); and (c) to finance acquisitions and investments permitted hereunder.

     (b)  Transfer of Proceeds to Wholly-Owned Subsidiary.  Notwithstanding
          -----------------------------------------------
anything to the contrary contained herein, the Borrower may, substantially currently with its receipt of the proceeds of any of the Loans, contribute such proceeds as equity to the capital of any Wholly-Owned Subsidiary, or loan such proceeds to any Wholly-Owned Subsidiary in accordance with clause (b) of Section
                                                                         -------
9.1, if and to the extent (but only if and to the extent) that such Wholly-Owned
---
Subsidiary, promptly upon its receipt of such proceeds, uses such proceeds as required by the terms and provisions of this Section 2.10.
                                             ------------

     (c)  Margin Stock.  None of the proceeds of any Loan have been or will be
          ------------
used to acquire any security in any transaction that is subject to Section 13 or
                                                                   ----------
14 of the Exchange Act or to purchase or carry any margin stock (within the
--
meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System).

     Section 2.11  Fees.
                   ----

     (a)  Subject to Section 13.12, the Borrower shall, commencing on the
                     -------------
Effective Date and for all periods thereafter, pay each of the Lenders, in accordance with their respective Commitment Percentages for the applicable Commitment, a commitment fee on the Available Tranche A Commitment and the Available Tranche B Commitment for each day from the Effective Date until, (1) with respect to the Tranche A Loan Commitment, the Tranche A Maturity Date, and
(2) with respect to the Tranche B Commitment, the Tranche B Draw Termination Date, equal to the product of (A) an amount equal to the sum of the Available Tranche A Commitment and the Available Tranche B Commitment on such date, and
(B) the applicable rate per annum set forth below based upon the ratio of the total Available Tranche A Commitments and Available Tranche B Commitments to the total Tranche A Commitments and Tranche B Commitments on such date:

Available Tranche A Commitments and Available Tranche
 B Commitments as a Percentage of the Total Tranche A
              Commitments and Tranche B
                      Commitment                            Commitment Fee Rate Per Annum


Greater than or equal to sixty-six percent (66%)                     1.50%

Greater than or equal to thirty-three (33%), but less                1.25%
than sixty-six percent (66%)

Less than thirty-three percent (33%)                                 1.00%

     Such commitment fees shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable quarterly in arrears on each Quarterly Date, and shall be fully earned when due and non-refundable when paid. A final payment of all commitment fees then payable shall also be due and payable on, (i) with respect to the Tranche A Commitment, the Tranche A Maturity Date and, (ii) with respect to the Tranche B Commitment, the Tranche B Draw Termination Date.

     (b)  Subject to Section 13.12, the Borrower agrees to pay to the
                     -------------
Administrative Agent such additional fees as are specified in the Administrative Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

     Section 2.12  Computations.  Interest and fees payable by the Borrower
                   ------------
hereunder and under the other Loan Documents on all Loans shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be; provided, however, that interest on all Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be.

     Section 2.13  Termination or Reduction of Commitments.
                   ---------------------------------------

     (a) Commencing March 31, 2004, and on each Quarterly Date set forth below, the Tranche A Commitment as of March 30, 2004 shall be automatically and permanently reduced by the percentage amount set forth below for the dates indicated:

                                                        Percentage of Tranche A
                                                           Commitment as of
            Scheduled Reduction Dates                       March 30, 2004
     March 31, 2004, June 30, 2004,
     September 30, 2004 and December 31, 2004                    2.50%

     March 31, 2005, June 30, 2005,
     September 30, 2005 and December 31, 2005                    3.75%

     March 31, 2006, June 30, 2006,
     September 30, 2006 and December 31, 2006                    6.25%

     March 31, 2007, June 30, 2007

     September 30, 2007 and December 31, 2007                  6.25%

     March 31, 2008 and June 30, 2008                         12.50%

     (b) The Borrower shall have the right to terminate or reduce in part the unused portion of the Tranche A Commitments and the Tranche B Commitments at any time and from time to time prior to the Tranche A Maturity Date and the Tranche B Draw Termination Date, respectively; provided, however, that no such termination or reduction shall be effective unless the Borrower shall have given notice of each such termination or reduction as provided in Section 2.9, and
                                                            -----------
each partial reduction of the Commitments shall be in an aggregate amount at least equal to $3,000,000 or an integral multiple of $1,000,000 in excess thereof.

     (c) The Tranche B Commitment shall be automatically and permanently reduced (i) to $25,000,000 on December 31, 2000 unless the aggregate amount of Tranche B Loans outstanding on December 31, 2000 is greater than or equal to $25,000,000 and (ii) by the amount of any Available Tranche B Commitment as of and on the Tranche B Draw Termination Date.

     (d) The Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

                                   ARTICLE 3

                                   Payments

     Section 3.1  Method of Payment.  All payments of principal, interest, fees
                  -----------------
and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 1:00 p.m. (New York, New York time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as the Administrative Agent may elect, subject to
Section 3.2). Upon the occurrence and during the continuation of an Event of
-----------
Default, all proceeds of any Collateral and all other funds of the Borrower or any Guarantor in the possession of the Administrative Agent or any Lender may be applied by the Administrative Agent to the Obligations in such order and manner as the Administrative Agent may elect, subject to Section 3.2. Each payment
                                                  -----------
received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 3.2  Pro Rata Treatment.  Except to the extent otherwise provided
                  ------------------
in this Agreement: (a) each Loan shall be made by the Lenders under Section 2.1,
                                                                    -----------
each payment of commitment fees under Section 2.11(a) shall be made for the
                                      ---------------
account of the Lenders, and each termination or reduction of the Commitments under Section 2.13 shall be applied to the Commitments of the Lenders, pro rata
      ------------
according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among the Lenders holding Loans of such
   -----------
Type according to the amounts of their respective Commitments; (c) each payment and prepayment by the Borrower of principal of or interest on Loans of a particular Type shall be made to the Administrative Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; and (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders.

     Section 3.3  Sharing of Payments, Etc.  If a Lender shall obtain payment of
                  -------------------------
any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Each of the Loan Parties agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of any of the Loan Parties.

     Section 3.4  Non-Receipt of Funds by the Administrative Agent.  Unless the
                  ------------------------------------------------
Administrative Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

     Section 3.5  Taxes.
                  -----

     (a) All payments by the Borrower and/or any Guarantor of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without withholding or deduction by reason of, any present or future taxes, levies, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than franchise taxes and taxes on the overall net income of any Lender). If any such taxes, levies, duties, imposts, assessments or other charges are so levied or imposed, the Borrower will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, levies, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such
                 -----------
payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that the Borrower shall not have any obligation to pay such additional amounts to any Lender to the extent that such taxes, levies, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of
Section 3.6), (ii) make such withholding or deduction and (iii) remit the full
-----------
amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, the Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) such taxes, levies, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by the Borrower under or with respect to the Loans other than such taxes, levies, duties, imports, assessments and other charges previously withheld or deducted by the Borrower which have previously resulted in the payment of the required additional amount to such Lender, and
(B) such taxes, levies, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans) after such reimbursement will not be less than the net amount such Lender would have received if such taxes, levies, duties, assessments and other charges on such reimbursement had not been levied or imposed. The Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

     (b) The Borrower will indemnify the Administrative Agent and each Lender (without duplication) against, and reimburse the Administrative Agent and each Lender for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any income or franchise taxes imposed on the overall net income or receipts of the Administrative Agent or such Lender or any lending office of the Administrative Agent or such Lender by any jurisdiction in which the Administrative Agent or such Lender or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be on an after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

     (c) Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower and the Guarantors under this
Section 3.5 shall survive the payment of the Loans and the other Obligations and
-----------
termination of the Commitments.

     Section 3.6  Withholding Tax Exemption.  Each Lender that is not
                  -------------------------
incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Effective Date or the date upon which it initially becomes a party to this Agreement, deliver to the Borrower and the Administrative Agent two duly completed copies of U.S. Internal Revenue Service Form W-8ECI or W-8BEN or other equivalent successor documents, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form W-8ECI or W-8BEN or other equivalent successor document, as appropriate, further undertakes to deliver to the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

     Section 3.7  Reinstatement of Obligations.  Notwithstanding anything to the
                  ----------------------------
contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of the Borrower and any other Loan Parties and (d) all Liens for the benefit of the Administrative Agent and the Lenders created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.


                                   ARTICLE 4

                        Yield Protection and Illegality

     Section 4.1  Additional Costs.
                  ----------------

     (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than income or franchise taxes imposed on the overall net income or receipts of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

          (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (excluding the Eurodollar Reserve Percentage to the extent it is included in the calculation of Eurodollar Basis); or

          (iii) imposes any other condition affecting this Agreement or the Notes or any extensions of credit or liabilities or commitments contemplated hereunder or thereunder.

Each Lender will notify the Borrower (with a copy to the Administrative Agent) of any event occurring after the Effective Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after
                                 --------------
it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S.
Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this
Section 4.1(a).  If any Lender requests compensation from the Borrower under
--------------
this Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to
     --------------
the Administrative Agent), suspend the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).
                       -----------

     (b)  Without limiting the effect of the foregoing provisions of this

Section 4.1, in the event that, by reason of any Regulatory Change, any Lender
-----------
either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall
                                                        -----------
be applicable).

     (c)  Determinations and allocations by any Lender for purposes of this
Section 4.1 of the effect of any Regulatory Change on its costs of maintaining
-----------
its obligation to make Loans or of
making or maintaining Loans or on amounts receivable by it in respect of Loans and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payment of Additional Costs to any Lender pursuant to this Section 4.1 with respect to Additional Costs relating to any
                 -----------
period of time which is more than 120 days prior to such Lender's request for such Additional Costs, provided that the foregoing provisions of this sentence shall not apply to Additional Costs attributable to any Regulatory Change which takes effect retroactively.

     Section 4.2  Limitation on Types of Loans.  Anything herein to the contrary
                  ----------------------------
notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section
                                                                        -------
1.1 hereof are not being provided in the relative amounts or for the relative
---
maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

     (b) the Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in
Section 1.1 hereof on the basis of which the rate of interest for such Loans for
-----------
such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

     Section 4.3  Illegality.  Notwithstanding any other provision of this
                  ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).
              -----------

     Section 4.4  Treatment of Affected Loans.  If the obligation of any Lender
                  ---------------------------
to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans
                      -----------    ---
shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as
                       --------------    ---
such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such
                           -----------    ---
Conversion no longer exist:

     (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

     (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Base Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

     If such Lender gives notice to the Borrower that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to the Conversion of such
             -----------
Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which
                                           -----------
such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     Section 4.5  Compensation.  The Borrower shall pay to the Administrative
                  ------------
Agent for the account of each Lender, promptly upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

     (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day of an Interest
            ------------
Period for such Loan; or

     (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

     Section 4.6  Capital Adequacy.  If, after the Effective Date, any Lender
                  ----------------
shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this
Section 4.6 and setting forth the additional amount or amounts to be paid to it
-----------
hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payment of additional amounts to any Lender pursuant to this Section 4.6 with respect to additional amounts relating to any
                 -----------
period of time which is more than 120 days prior to such Lender's request for such additional amounts, provided that the foregoing provisions of this sentence shall not apply to additional amounts attributable to any Regulatory Change which takes effect retroactively.

     Section 4.7  Replacement of Lenders.    If at any time a Lender becomes a
                  -----------------------
Gross Up Lender, the Borrower shall have the right to replace such Lender with another Person; provided that (a) such other Person shall be an Eligible Assignee and such other Person shall execute an Assignment and Acceptance, (b) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find such other Person, (c) in the event of a replacement of a Gross Up Lender, in order for the Borrower to be entitled to replace such Lender, such replacement must take place no later than 180 days after the date the Gross Up Lender shall notify the Borrower and the Administrative Agent of its desire to be paid any amounts pursuant to Section 3.5, 4.1 or 4.6, and (d) if the Borrower
                                ----------------    ---
replaces one Gross Up Lender, it must replace all Gross Up Lenders or replace all Gross Up Lenders on a pro rata basis. Each Lender agrees to its replacement at the option of the Borrower pursuant to this Section 4.7 and in accordance
                                               -----------
with Section 13.8; provided that the successor Lender shall purchase without
     ------------
recourse such Lender's interest in the Obligations owed to such Lender for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment fees accrued for the account of such Lender, any breakage costs incurred by the selling Lender because of the prepayment of any Eurodollar Loans, all other fees (if any) applicable thereto and all other amounts (including any amounts under this Article 4) then owing to such Lender hereunder or under any other Loan Document and the Loan Parties shall execute a release addressed to such Lender releasing such Lender from all claims arising in connection with the Loan Documents.

                                   ARTICLE 5

                                   Security

     Section 5.1  Collateral.  To secure the full and complete payment and
                  ----------
performance of the Obligations, the Borrower, Holdings and Equipmentco will (as applicable), and will cause each of the Loan Parties (as applicable) to, grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien on all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, pursuant to the Security Documents, including, without limitation, the following:

     (a) all Capital Stock of the Borrower, Equipmentco and the other Subsidiaries of Holdings and the Borrower owned by Holdings, the Borrower, Equipmentco or any other Subsidiary of Holdings or the Borrower;

     (b) all of the Property (as such Property is more specifically described in the Security Documents), including tangible and intangible property and real and personal property, of Holdings, the Borrower, Equipmentco and each other Subsidiary of Holdings or the Borrower, including, without limitation, the following: Investments (including certificates of deposit); accounts; inventory (including, without limitation, work in process); equipment; deposit accounts (including cash collateral accounts); brokerage accounts; instruments; Operating Assets; the Sprint Agreements; contract rights (including, without limitation, tower leases and all contracts relating to the construction or operation of the Service Area Network, including rights of way, easements, leases and all related contracts, and all consents and waivers necessary or appropriate from all parties to such contracts, including, without limitation, all consents and waivers necessary or appropriate to permit the collateral assignment of or security interest granted in such contracts except as otherwise permitted by the Loan Documents); customer deposits in connection with purchase orders; general intangibles; real Property and other interests therein (if and to the extent required pursuant to Section 5.4); instruments; chattel paper; Permits;
                     -----------
Intellectual Property; and intercompany Debt (including, without limitation, Debt of the Borrower or any of its Subsidiaries owed to or held by Holdings); and

     (c)  all cash and non-cash proceeds and products of any of the foregoing.

     Section 5.2  Guaranties.  (a) Holdings will Guarantee the payment and
                  ----------
performance of the Obligations pursuant to a Guaranty, and (b) the Borrower and Holdings will cause (i) Holdings, (ii) each of the Subsidiaries of Holdings (whether owned as of the Effective Date or thereafter organized or created),
(iii) Equipmentco, and (iv) each of the Subsidiaries of the Borrower (whether owned as of the Effective Date or thereafter organized or created), to Guarantee the payment and performance of the Obligations pursuant to the Guaranties.

     Section 5.3 New Subsidiaries; Additional Capital Stock. Contemporaneously
                 ------------------------------------------
with the creation or acquisition of any Subsidiary of Holdings or the Borrower after the Effective Date, the Borrower, Holdings and Equipmentco shall (as applicable):

     (a) grant or cause to be granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock of such Subsidiary owned by Holdings, the Borrower, Equipmentco or any other Subsidiary of Holdings or the Borrower (to the extent such Capital Stock was not previously pledged to the Administrative Agent);

     (b) cause each such Subsidiary to Guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent a Guaranty or a joinder therein acceptable to the Administrative Agent; and

     (c) cause each such Subsidiary to execute and deliver to the Administrative Agent a Security Agreement and such other Security Documents, in form and substance acceptable to the Administrative Agent, as the Administrative Agent may request to grant the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority Lien on all Property of such Subsidiary.

Contemporaneously with the issuance of any additional Capital Stock of the Borrower, Equipmentco or any other Subsidiary of Holdings or the Borrower after the Effective Date, the Borrower, Holdings and Equipmentco shall, or shall cause Holdings or the appropriate Subsidiary of Holdings or the

Borrower to (as applicable), grant or cause to be granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in the Borrower, Equipmentco or any other Subsidiary of Holdings or the Borrower, owned by Holdings, the Borrower, Equipmentco or any other such Subsidiary of Holdings or the Borrower (to the extent such Capital Stock or other ownership interests are already not so pledged to the Administrative Agent). Each of the Borrower, Holdings and Equipmentco covenants that none of the Capital Stock to be pledged in accordance with this Section 5.3 shall be
                                                        -----------
subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws, such restrictions existing as of the Effective Date which have been disclosed to the Administrative Agent in the Security Documents and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, each of the Loan Parties shall, and shall cause each other appropriate Person (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section
                                                                      -------
5.3.
---

     Section 5.4  New Mortgaged Properties; Landlord Subordinations or Waivers.
                  ------------------------------------------------------------
The Borrower, Holdings and Equipmentco shall, and shall cause each of the other Loan Parties to, on the Effective Date (with respect to any fee real Property owned on such date) or contemporaneously with the acquisition of any fee real Property (with respect to any fee real Property acquired after the Effective
Date), execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to an existing Mortgage covering all fee real Property owned on the Effective Date or acquired by the Borrower or any such Loan Party subsequent to the Effective Date, together with evidence satisfactory to the Administrative Agent and its counsel that the Mortgage creates a valid, first priority Lien on the fee estate, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a mortgagee policy of title insurance insuring the Administrative Agent's first priority Lien status created by each such Mortgage, a current survey certified to the Administrative Agent and the Lenders, an appraisal complying with all applicable regulatory requirements and an environmental survey acceptable to the Administrative Agent, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that, with respect to any particular parcel of real Property having a fair market value (inclusive of fixtures) of $250,000 or less, a mortgagee policy of title insurance and a current survey shall not be required to be provided if the aggregate fair market value (inclusive of fixtures) of all real Property as to which the same have not been provided does not exceed $1,000,000; provided, further, however, that a mortgagee policy of title insurance shall be required to be provided with respect to each real Property as to which an owner's policy of title insurance has been or is being obtained and a current survey shall be required to be provided if already obtained. Following the date of each such acquisition of Property having a fair market value (inclusive of fixtures) of $250,000 or more, if reasonably requested by the Administrative Agent, the Borrower, Holdings and Equipmentco shall, and shall cause each of the other Loan Parties with an interest in such Property to, provide the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent. In addition, with respect to each lease of real Property, the Borrower, Holdings and Equipmentco will, and will cause each of the other Loan Parties to, obtain subordinations or waivers of landlord's Liens from each lessor and other agreements from such lessor and its lenders necessary or appropriate to ensure Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby, the Administrative Agent's access to such Collateral or Property and the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of the Borrower or such other Loan Party that is the lessee under such lease, in each case in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that (a) with respect to tower leases, such subordinations or waivers need not be obtained for tower leases which aggregate, in number, in excess of 80% of the total number of tower leases of the Borrower and its Subsidiaries in effect from time to time and (b) with respect to all other leases, the Borrower shall only be required to use its best efforts to obtain such subordinations and waivers.

     Section 5.5  Setoff.  If an Event of Default shall have occurred and be
                  ------
continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower or any other Loan Party (any such notice being hereby expressly waived by the Borrower and the other Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding any trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the Obligations of the Borrower or such Guarantor now or hereafter existing under this Agreement, such Lender's Note or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

     Section 5.6  Release.  The Administrative Agent shall, at the expense of
                  -------
the Borrower and in a reasonably prompt fashion after receiving a written request from the Borrower to do so, release its Lien on any portion of the Collateral which is permitted to be sold in accordance with clause (b), clause
(d), clause (e) or clause (f) of Section 9.8 and which is then being sold;
                                 -----------
provided, however, that the Administrative Agent shall not be obligated to provide such a release until concurrently with the consummation of such sale and unless the Borrower and the other Loan Parties have complied with, or are then complying with, all terms and provisions of this Agreement in connection with such sale (including, without limitation and if applicable, the mandatory prepayment requirements of Section 2.7(a)). Each release provided pursuant to
                           --------------
this Section 5.6 shall be in form and substance reasonably satisfactory to the
     -----------
Administrative Agent.

     Section 5.7  Further Assurances.  In addition to the foregoing, the
                  ------------------
Borrower, Holdings and Equipmentco will, and will cause each of the other Loan Parties (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, Security Documents and financing statements) as the Administrative Agent may reasonably request from time to time in order to obtain and maintain valid, perfected first priority Liens required to be granted to secure the payment and performance of the Obligations in accordance with this Article 5.

                                   ARTICLE 6

                             Conditions Precedent

     Section 6.1  Initial Extension of Credit.  The obligation of each Lender to
                  ---------------------------
make its initial Loan under this Agreement is subject to the receipt by the Administrative Agent, on or before the Effective Date, of all of the following in form and substance satisfactory to the Administrative Agent and the Lenders and, in the case of actions to be taken, the taking of the following required actions on or before the Effective Date and evidence that such actions have been taken to the satisfaction of the Administrative Agent:

     (a)  Resolutions.  Resolutions of the Board of Directors or equivalent
          -----------
governing body (as applicable) certified by the Secretary or an Assistant Secretary (or equivalent officer or representative) of each Loan Party which authorize the execution, delivery and performance by such Loan Party of the Loan Documents to which it is or is to be a party;

     (b)  Incumbency Certificate.  A certificate of incumbency certified by the
          ----------------------
Secretary or an Assistant Secretary (or equivalent officer or representative) of each Loan Party certifying as to the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to which it is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

     (c)  Articles of Incorporation, etc.  The articles of incorporation,
          ------------------------------
certificate of incorporation or other analogous constitutional documents of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state of incorporation or organization of such entity and dated as of a Current Date;

     (d)  Bylaws, etc. The bylaws or other analogous constitutional documents of
          -----------
each Loan Party certified by its Secretary or an Assistant Secretary (or other equivalent officer or representative) and, if such amendments are requested by the Administrative Agent, amendments thereto in form and substance satisfactory to the Administrative Agent;

     (e)  Governmental Certificates. Certificates of appropriate officials as to
          -------------------------
the existence and good standing of each Loan Party in its jurisdiction of incorporation or organization and in all jurisdictions in which such Loan Party is qualified or is required to qualify to do business as a foreign entity, each such certificate to be dated as of a Current Date;

     (f)  Notes.  The Notes duly completed and executed by the Borrower (one
          -----
payable to the order of each Lender with respect to each of its Commitments);

     (g)  Mortgages.  As required by Section 5.4, each Loan Party shall execute
          ---------                  -----------
Mortgages in favor of the Administrative Agent for the benefit of the Lenders covering all real property owned by such Loan Party, and with respect to each tract of real property owned by such Loan Party, except as may not be required pursuant to Section 5.4, shall provide to the Administrative Agent a mortgagee
            -----------
policy of title insurance insuring the Administrative Agent's first priority Lien status created by each such Mortgage, a current survey certified to the Administrative Agent and the Lenders, an appraisal complying with all applicable regulatory requirements and an environmental survey acceptable to the Administrative Agent;

     (h)  Security Agreements and Other Security Documents.  Security Agreements
          ------------------------------------------------
and other Security Documents executed by each of the Loan Parties pertaining to the Collateral owned by such Loan Party or in which such Loan Party has rights sufficient to create a Lien (one such Security Agreement executed by each such Loan Party) together with all related financing statements and other filings, in each case in form and substance reasonably satisfactory to the Administrative Agent; and all Liens in favor of the Administrative Agent securing the payment and performance of the Obligations shall have been created and perfected with respect to all Collateral and shall constitute valid, perfected first priority Liens (subject only to Permitted Liens which are expressly permitted to have equal or greater priority in accordance with this Agreement);

     (i)  Insurance Certificates and Policies.  Certificates evidencing all
          -----------------------------------
insurance policies required by this Agreement and the other Loan Documents and, if requested by the Administrative Agent, copies of all such insurance policies;

     (j)  Lien Searches.  Lien searches in the name of each Loan Party (and in
          -------------
all names under which any of them has done business within the last five years) in each jurisdiction where such Loan Party maintains an office or has Property, showing no financing statements or other Lien instruments of record affecting the Collateral except for Permitted Liens;

     (k)  Holdings Equity Offerings.  The Holdings Initial Equity Offering shall
          -------------------------
have been completed and, in connection therewith, all Net Proceeds thereof (which gross proceeds on the Effective Date shall not be less than $80,000,000) shall have been received by Holdings and contributed by Holdings to the Borrower in accordance with Section 8.22 hereof, all to the reasonable satisfaction of
                   ------------
the Administrative Agent, and Holdings shall have received commitments for the Holdings Future Equity Offering on terms reasonably satisfactory to the Administrative Agent and, as a result thereof, the total gross committed or funded equity capital to Holdings as of the Effective Date shall not be less than $150,000,000;

     (l)  Payment of Original Obligations.  The Borrower shall have paid in full
          -------------------------------
to the Original Lenders the Original Obligations under the Original Credit Agreement, including, without limitation, (i) all principal and interest accrued and unpaid with respect to the Original Loans, (ii) all fees accrued and unpaid with respect to the Original Credit Agreement and/or any commitment thereunder, and (iii) all fees, costs and expenses of or incurred by the Original Administrative Agent and/or its counsel to the extent billed on or before the Effective Date and payable pursuant to the Original Credit Agreement or this Agreement;

     (m)  Compliance with Laws.  As of the Effective Date, the Borrower and the
          --------------------
other Loan Parties shall have complied in all material respects with all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement and the other Loan Documents;

     (n)  No Prohibitions.  No Governmental Requirement shall prohibit the
          ---------------
consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or, to any Loan Party's knowledge, threatened which would, enjoin, prohibit, restrain or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect;

     (o)  Financial Statements; Accountant's Letter.  Copies of each of the
          -----------------------------------------
financial statements referred to in Section 7.2, in each case as certified by a
                                    -----------
Responsible Officer of the applicable Loan Party as having been prepared in accordance with GAAP and as fairly presenting the financial condition of the applicable Loan Party as of the respective dates indicated therein and results of operations for the respective periods indicated therein, together with a copy of a letter from the Borrower to its independent public accountants authorizing such independent public accountants to communicate with the Administrative Agent and the Lenders and acknowledging reliance by the Administrative Agent and the Lenders on the past, present and future financial statements of the Loan Parties;

     (p)  Opinions of Counsel.  Favorable legal opinions of counsel for the Loan
          -------------------
Parties, in form and substance and issued by law firms satisfactory to the Administrative Agent, with respect to the Loan Parties and with respect to the Loan Documents and a favorable legal opinion of regulatory counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent;

     (q)  Legal Matters and Loan Documents.  All matters of a legal nature
          --------------------------------
relating to the Loan Parties and the Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other agreements, documents and instruments, each in form and substance and executed and delivered by all parties, as the Administrative Agent may have reasonably requested to receive;

     (r)  Business Plan.  A copy of the Business Plan in form and substance
          -------------
satisfactory to the Administrative Agent;

     (s)  Material Contracts. A true and correct and fully-executed copy of each
          ------------------
of the Material Contracts in existence as of the Effective Date, including, without limitation, the Sprint Agreements and the Consent and Agreement (each of which must be in existence as of the Effective Date) and each tower lease in existence as of the Effective Date, in each case in form and substance satisfactory to the Administrative Agent;

     (t)  Permits.  Copies of all PCS Licenses and all other material Permits
          -------
affecting each Loan Party or necessary in connection with the construction or operation of the Service Area Network or in connection with its businesses or any of the Properties owned or leased by it or its businesses to be conducted and Properties to be owned or leased as contemplated by the Sprint Agreements and the Business Plan, and evidence satisfactory to the Administrative Agent that Sprint PCS holds all the PCS Licenses for the Service Area and that all of such licenses have been duly issued by the FCC and are in full force and effect and that each Loan Party is able to conduct its businesses conducted and to be conducted as contemplated by the Sprint Agreements and the Business Plan with the use of such PCS Licenses and Permits in full force and effect; and the Administrative Agent shall be satisfied that (i) the Borrower has the exclusive, unrestricted right to use each of such PCS Licenses and Permits pursuant to license agreements or other agreements, documents or instruments in form and substance reasonably satisfactory to the Administrative Agent, which rights shall be assignable to the Administrative Agent and by the Administrative Agent to its transferees upon the occurrence of an Event of Default except as otherwise permitted pursuant to Section 6.3 of the Security Agreement executed by the Borrower, and (ii) each of Sprint PCS and the Borrower has complied with all initial and on-going conditions of the issuance and use of all such PCS Licenses and Permits and all other terms and provisions thereof; without limiting the generality of the foregoing, the Administrative Agent shall have received (A) copies of all Permits evidencing that the Borrower and its Subsidiaries hold all Permits necessary to construct and operate the Service Area Network, other than the PCS Licenses for the Service Area held by Sprint PCS under which the Borrower and its Subsidiaries will operate pursuant to the Sprint Agreements, and (B) evidence satisfactory to the Administrative Agent that (1) Sprint PCS holds all PCS Licenses for the Service Area, (2) the Borrower and its Subsidiaries hold all necessary or appropriate Permits from any state public utility commission, (3) all such PCS Licenses and Permits referred to in clauses
(1) and (2) preceding have been duly issued by the FCC and the appropriate state public utility commission, respectively, and (4) the Borrower and its Subsidiaries, and the Administrative Agent as the collateral assignee from the Borrower and its Subsidiaries, have the exclusive, unrestricted right to use all such PCS Licenses and Permits referred to in clauses (1) and (2) preceding pursuant to the Sprint Agreements and such other agreements as have been approved by the Administrative Agent;

     (u)  Waivers and Consents.  To the extent not referred to in clause (h)
          --------------------
preceding, copies of all material waivers and consents necessary for the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, including, without limitation, any waivers and consents in connection with the Supply Agreement as the Administrative Agent may require and the grant of a security interest in each Material Contract of each Loan Party, which waivers and consents shall be certified by a Responsible Officer of the Borrower (or other applicable Loan Party) as true and correct copies of such consents as of the Effective Date;

     (v)  Regulatory Approvals.  Evidence satisfactory to the Administrative
          --------------------
Agent that all filings, consents or approvals with or of Governmental Authorities necessary to consummate the transactions contemplated by the Loan Documents have been made and obtained, as applicable;

     (w)  No Material Adverse Change.  As of the Effective Date, (i) no material
          --------------------------
adverse change shall have occurred with respect to the financial condition, results of operations, businesses, operations, capitalization, indebtedness, liabilities, obligations, profitability or Properties or of the general affairs or management of the Borrower and its Subsidiaries, taken as a whole, or of the Borrower, in each case since December 31, 1999, (ii) no disruption or adverse change in the capital markets generally or in the market for loan syndications in particular shall have occurred since December 31, 1999, which disruption or adverse change is deemed material in the judgment of the Administrative Agent, and (iii) the Administrative Agent shall be satisfied that the financial performance of the Borrower and its Subsidiaries and of the Borrower to the Effective Date is not materially different from the financial projections for such Person(s) through the Effective Date that were previously submitted to the Administrative Agent;

     (x)  Management and Management Agreements.  The Borrower shall have hired
          ------------------------------------
and retained as employees an experienced telecom management team reasonably satisfactory to the Administrative Agent and the Required Lenders, which management team shall include, at a minimum, a chief executive officer, chief financial officer and chief operating officer (provided, however, that the identity of the chief operating officer shall not be required to be satisfactory to the Administrative Agent), each of whom shall have entered into an employment agreement with the

Borrower providing for an employment term of not less than two years and appropriate non-competition and non-disclosure agreements, each of which employment agreements shall be in form and substance reasonably satisfactory to the Administrative Agent;

     (y)  Solvency Certificate.  A certificate from Holdings and the Borrower
          --------------------
certifying that each of the Loan Parties is Solvent, together with contribution agreements between and among each of the Loan Parties other than the Borrower as the Administrative Agent may reasonably require;

     (z)  Reorganization Transactions.  Each of the Reorganization Transactions
          ---------------------------
shall have been consummated in accordance with the terms and provisions of the agreements and documents governing such transactions, and true and correct copies of such agreements and documents shall have been delivered to the Administrative Agent; and

     (aa) Consent and Agreement and Sprint Agreements.  The Consent and
          -------------------------------------------
Agreement, and an acknowledgment and ratification of the Sprint Management Agreement, and each of the other Sprint Agreements executed by the appropriate Sprint PCS entities and the Borrower in form and substance satisfactory to the Administrative Agent and the Required Lenders.

     (bb) Holdings Senior Notes Offering.  The initial issuance of the Holdings
          ------------------------------
Senior Notes shall have been completed pursuant to the Holdings Senior Notes Indenture generating gross proceeds to Holdings of not less than $150,000,000 and all Net Proceeds therefrom have been contributed to the Borrower in accordance with Section 8.22 hereof.

     The Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 6. 1 to permit the Administrative Agent to distribute a copy of the same to each of the Lenders.
In a reasonably prompt fashion after the request of the Borrower, the Administrative Agent shall inform the Borrower in writing as to the status of satisfaction of each of the conditions precedent set forth in this Section 6.1.

     Section 6.2  All Extensions of Credit.  The obligation of each Lender to
                  ------------------------
make any Loan (including the initial Loan) under this Agreement is subject to each of the following additional conditions precedent:

     (a)  No Default or Material Adverse Effect.  No Default or Material Adverse
          -------------------------------------
Effect shall have occurred and be continuing, or would result from such Loan;

     (b)  Representations and Warranties.  All of the representations and
          ------------------------------
warranties of the Loan Parties contained in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date unless they expressly relate solely to an earlier date;

Each notice of borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in this Section 6.2 have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

     Section 6.3  Closing Certificates.  The Borrower shall, on or before the
                  --------------------
Effective Date, execute and deliver to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in Section 6.1 and
Section 6.2 (without regard to whether such matters are, in fact, satisfactory to the Administrative Agent to the extent that such satisfaction is required hereunder).

                                   ARTICLE 7

                        Representations and Warranties

     Each of the Borrower, Holdings and Equipmentco hereby represents and warrants to the Administrative Agent and the Lenders that the following statements are and will be (as applicable), as of the Effective Date (and, as stated in Section 6.2, as of the date of each Borrowing of a Loan unless such representations and warranties expressly relate solely to an earlier date), true, correct and complete:

     Section 7.1  Existence, etc. Each of the Loan Parties (a) is a corporation,
                  --------------
limited liability company or other entity (as described in the Loan Documents) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, formation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each of the Loan Parties has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Sprint Agreements to which it is or may become a party.

     Section 7.2  Financial Statements.
                  --------------------

     (a)  The Borrower has delivered to the Administrative Agent and the Lenders
(i) audited financial statements of the Original Borrower as of and for the fiscal year ended December 31, 1999, and (ii) an unaudited pro forma balance sheet of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower), together with consolidating schedules, dated as of March 31, 2000, which gives effect to the transactions that have occurred on or before the Effective Date and pro forma effect to the Loans to be made and other transactions to occur on or before the Effective Date (including, without limitation, the Reorganization Transactions, the Holdings Initial Equity Offering, the issuance of the Holdings Senior Notes, if applicable, and the capital contributions to Holdings and the Borrower). Such financial statements are true and correct (subject to any estimates or approximations permitted in accordance with GAAP), have been prepared in accordance with GAAP (except, in the case of other than annual financial statements, for year-end adjustments and financial statement footnotes required by GAAP and, in the case of the unaudited pro forma balance sheet, the pro forma nature of such financial statement) and fairly and accurately present, on a consolidated and consolidating basis (as applicable), the financial condition of the Original Borrower or Holdings and its Consolidated Subsidiaries (including without limitation, the Borrower), as applicable, as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not been, as of the Effective Date, any material adverse change in the financial condition, results of operations, businesses, operations or Properties of Holdings and its Subsidiaries, taken as a whole, the Borrower and its Subsidiaries, taken as a whole, or of the Borrower or the Original Borrower on an individual basis, since December 31, 1999.

     (b) The Business Plan (including, without limitation, the financial projections contained therein) represents, as of the Effective Date, the good faith estimate of the Borrower and its senior management concerning the probable financial condition and performance of the Borrower and its

Subsidiaries for the time period covered thereunder based upon the assumptions believed to be reasonable at the time made; however, the Administrative Agent and the Lenders acknowledge that actual results may vary from the projected results contained in the Business Plan. As of the Effective Date, there are no facts or circumstances known to the Borrower that would make the financial projections contained in the Business Plan materially inaccurate, incomplete or misleading.

     Section 7.3  Corporate Action; No Breach.  The execution, delivery and
                  ---------------------------
performance by each of the Loan Parties of the Loan Documents and the Sprint Agreements to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite entity action and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, articles of organization, operating agreement, bylaws, regulations or other constitutional documents of such Loan Party, (ii) any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission) or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Administrative Agent for and on behalf of the Lenders under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.

     Section 7.4  Operation of Business; Licenses.  Each of the Loan Parties (a)
                  -------------------------------
possesses all material Permits, franchises, licenses and authorizations necessary or appropriate to conduct its businesses substantially as now conducted and as to be conducted as contemplated by the Business Plan, and (b) has complied with all initial and on-going conditions to the issuance and use of all such Permits, franchises, licenses and authorizations, except where failure to comply could not reasonably be expected to have a Material Adverse Effect. None of the Loan Parties is in violation of any such material Permits, franchises, licenses or authorizations which could reasonably be expected to result in any termination or cessation thereof. All of the PCS Licenses and all of the Permits of the Loan Parties issued by any state public utility commission, and all other material Permits, franchises, licenses and authorizations required by any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission) or issued by any Governmental Authority as of the Effective Date, are summarized by category or type, as relevant to the operation of the Loan Parties, on Schedule 7.4 as to
                                                           ------------
each Loan Party separately. Sprint PCS holds all PCS Licenses, and the Borrower and its Subsidiaries hold all Permits of any state public utility commission necessary to operate a PCS system in each of the BTAs set forth on Schedule
                                                                   --------
1.1(c).  Such PCS Licenses and Permits are as set forth on Schedule 7.4, have
------                                                     ------------
been duly issued by the FCC and the appropriate state public utility commission (as applicable) and are in full force and effect, and all provisions of such PCS Licenses and Permits have been complied with in all material respects. No PCS License or Permit for any BTA set forth on Schedule 1.1(c) is subject to any
                                           ---------------
pending or, to the knowledge of any Loan Party, threatened revocation or termination proceeding or action. As of the Effective Date, no PCS License or Permit of the Borrower or any of its Subsidiaries is subject to any restriction on transfer except for restrictions imposed by the Communications Act.

     Section 7.5  Intellectual Property.  The Intellectual Property owned or
                  ---------------------
used by each of the Loan Parties in the operation of their respective businesses are set forth on Schedule 7.5. Each of
                 ------------
the Loan Parties owns or possesses (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Loan Parties. No product or service of any of the Loan Parties infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of any Loan Party, threatened against any Loan Party contesting its right to sell or otherwise use any product or material or service which could reasonably be expected to have a Material Adverse Effect. There is no violation by any Loan Party of any right of any such other Person with respect to any Intellectual Property owned or used by any such other Person other than violations (if any) that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

     Section 7.6  Litigation and Judgments.  Each material action, suit,
                  ------------------------
investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party, or that relates to any of the Loan Documents as of the Effective Date, is disclosed on Schedule 7.6. None of such actions, suits,
                                ------------
investigations or proceedings could reasonably be expected to have a Material Adverse Effect. Except as may be disclosed on Schedule 7.6, as of the Effective
                                               ------------
Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

     Section 7.7  Rights in Properties; Liens.  Except as disclosed on Schedule
                  ---------------------------                          --------
7.7, as of the Effective Date, none of the Loan Parties owns any right, title or
---
interest in any real Property. Each of the Loan Parties has good and marketable title to or, with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a), except where failure to have good and
                        --------------
marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect, and none of the Properties or leasehold interests of any of the Loan Parties is subject to any Lien, except Permitted Liens. The Borrower owns all existing Operating Assets. No Loan Party has granted or voluntarily allowed or permitted to exist any Lien to or in favor of any Person (other than the Administrative Agent for and on behalf of the Lenders as security for the Obligations) which attaches or relates to any of the Collateral and the Liens on the Collateral in favor of the Administrative Agent are perfected, first priority Liens subject only to Permitted Liens which are expressly permitted to be equal or prior to the Liens of the Administrative Agent in the definition of the term "Permitted Liens".

     Section 7.8  Enforceability.  The Loan Documents have been duly and validly
                  --------------
executed and delivered by each of the Loan Parties that is a party thereto, and such Loan Documents constitute the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

     Section 7.9  Approvals.  No authorization, approval or consent of, and no
                  ---------
filing or registration with or notice to, any Governmental Authority (including the FCC) or other Person is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan

Documents or any of the Sprint Agreements to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect. The consummation of the transactions contemplated by the Loan Documents and the Sprint Agreements does not require the consent or approval of any other Person, except such consents and approvals (a) as have been validly obtained and are in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material consent, approval, license, Permit, franchise or other authorization of any Governmental Authority (including the FCC) necessary for the ownership or use of any of its Properties, conduct of its business and performance of the Business Plan.

     Section 7.10  Debt.  As of the Effective Date, neither Holdings, the
                   ----
Borrower, Equipmentco nor any of the other Subsidiaries of the Borrower (if any) has any Debt other than the Debt permitted to be incurred in accordance with
Section 9.1.
-----------

     Section 7.11  Taxes.  Each of the Loan Parties has filed all tax returns
                   -----
(federal, state and local) and reports required to be filed, including, without limitation, all income, franchise, employment, Property and sales tax returns except, with respect to reports (as opposed to tax returns) only, where failure to file could not reasonably be expected to have a Material Adverse Effect and has paid all federal and other material taxes (shown on such returns or reports to be due and payable), assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable before they become delinquent, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no notice of Lien has been filed or recorded. There is no proposed tax assessment against any Loan Party which could, if the assessment were made, reasonably be expected to have a Material Adverse Effect.

     Section 7.12  Margin Securities.  None of the Borrower or any of its
                   -----------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 7.13  ERISA.  As of the Effective Date, none of the Loan Parties or
                   -----
any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.13. Each
                                                            -------------
Plan of the Loan Parties is in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan that could reasonably be expected have a Material Adverse Effect. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. Neither any Loan Party nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each of the Loan Parties and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or with respect to all of their Pension Plans subject to such requirements, and, as of the Effective Date except as specified on Schedule 7.13, the present value
                                                -------------
of all vested benefits under each funded Plan (exclusive of any Multiemployer
Plan) does not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. Neither any Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or, to any Loan Party's knowledge, threatened concerning or involving any Plan that could reasonably be expected to have a Material Adverse Effect. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if the Borrower were required to fund or reserve such liability in full. As of the Effective Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans (exclusive of any Multiemployer Plans) exceeds $500,000, with respect to any such Plan, or $1,000,000 with respect to all such Plans, in the aggregate as of the Effective Date, on either a going-concern basis or a wind-up basis.

     Section 7.14  Disclosure.  No written statement, information, report,
                   ----------
representation or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, taken as a whole in light of the circumstances in which made, not misleading. There is no fact known to any Loan Party which has had a Material Adverse Effect, and there is no fact known to any Loan Party which could reasonably be expected in the future to have a Material Adverse Effect except as may have been disclosed in writing to the Administrative Agent.

     Section 7.15  Loan Parties; Capitalization; etc.  The Borrower is a
                   ---------------------------------
Wholly-Owned Subsidiary of Holdings and all issued and outstanding Capital Stock of the Borrower is owned, beneficially and of record, by Holdings. Equipmentco is a Wholly-Owned Subsidiary of the Borrower and all issued and outstanding Capital Stock of Equipmentco is owned, beneficially and of record, by the Borrower. Schedule 7.15 attached hereto contains, as of the Effective Date
           -------------
(except with respect to information in clause (b) of this sentence regarding the Capital Stock of Holdings which is complete and accurate only as of the Effective Date), complete and accurate information regarding (a) the identities of each of the Subsidiaries of Holdings and the Borrower, (b) the number of issued and outstanding shares (or other units) of each class of Capital Stock issued by each of the Loan Parties and the identities of, and number and percentage of each of such shares (or other units) held by, (i) with respect to the Capital Stock of Holdings, the Former Members, and (ii) with respect to the Capital Stock of each of the other Loan Parties, the owner(s) (both of record and beneficially) of such Capital Stock, and (c) the jurisdiction of incorporation or other organization of each of the Loan Parties.

     Section 7.16  Compliance with Laws.  None of the Loan Parties is in
                   --------------------
violation of any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission), except for instances of non-compliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 7.17  Investment Company Act.  None of the Loan Parties is an
                   ----------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 7.18  Public Utility Holding Company Act.  None of the Loan Parties
                   ----------------------------------
is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 7.19  Environmental Matters.
                   ---------------------

     (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

          (i) Each of the Loan Parties and all of their respective Properties and operations are in compliance with all Environmental Laws. No Loan Party is aware of, and no Loan Party has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by the Loan Parties with all Environmental Laws;

          (ii) Each of the Loan Parties has obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

          (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of any Loan Party) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of any of the Loan Parties except in compliance with applicable Environmental Laws. The use which each of the Loan Parties make and intend to make of its Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their currently owned Properties except in compliance with applicable Environmental Laws;

          (iv) There are no conditions or circumstances associated with the currently owned or leased Properties or operations of any of the Loan Parties that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities;

          (v) None of the Loan Parties and none of their respective currently or previously owned or leased Properties or operations are subject to any outstanding or, to the knowledge of any Loan Party, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

          (vi) None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that it is or will be subject to, any Environmental Liabilities;

          (vii) None of the Properties of any of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., regulations thereunder or any comparable provision of state law. Each of the Loan Parties is in compliance with all applicable financial responsibility requirements of all Environmental Laws; and

          (viii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

     (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any of the Loan Parties.

     Section 7.20  Year 2000 Compliance.  The Borrower has (a) initiated a
                   --------------------
review and assessment of all areas within the businesses and operations (including those affected by suppliers and vendors) of the Loan Parties that could reasonably be expected to be relevant to whether the Loan Parties are Year 2000 Compliant, (b) developed a plan and timeline for ensuring that the Loan Parties are Year 2000 Compliant on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Based upon the foregoing, each of the Loan Parties is Year 2000 Compliant as of the Effective Date except for instances of noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 7.21  Labor Disputes and Acts of God.  Neither the business nor the
                   ------------------------------
Properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could reasonably be expected to have a Material Adverse Effect.

     Section 7.22  Material Contracts.  Attached hereto as Schedule 7.22 is a
                   ------------------                      -------------
complete list, as of the Effective Date, of all Material Contracts of each of the Loan Parties, other than the Loan Documents, which sets forth each of the parties to each of the Material Contracts. As of the Effective Date, each of the Material Contracts listed on Schedule 7.22 is in full force and effect. None of
                             -------------
the Loan Parties is in default under any Material Contract in any manner that could reasonably be expected to result in the termination of such Material Contract or that could reasonably be expected to deprive any Loan Party of any right or remedy or other substantial benefit under such Material Contract and, to the knowledge of the Loan Parties after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts in any manner or to any extent that could reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties is in compliance in all material respects with the terms and provisions of the Sprint Agreements. None of the Material Contracts prohibits the transactions contemplated under the Loan Documents. Except as may be provided on Schedule 7.22, (a) each of the Material Contracts
                             -------------
has been transferred or assigned to, or is currently in the name of, a Loan Party and (b) subject to the provisions of the Sprint Agreements, as the same may be modified or superseded by the Consent and Agreement, each of the Material Contracts is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur. The Borrower has delivered to the Administrative Agent a complete and current copy of each Material Contract of any Loan Party (other than purchase orders entered into in the ordinary course of business) existing on the Effective Date.

     Section 7.23  Bank Accounts.  As of the Effective Date, Schedule 7.23 sets
                   -------------                             -------------
forth the account numbers and location of all bank accounts (including lock box and special deposit accounts) of each of the Loan Parties.

     Section 7.24  Outstanding Securities.  As of the Effective Date, all
                   ----------------------
outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.

     Section 7.25  Solvency.  The Loan Parties, on a consolidated basis, are
                   --------
Solvent, both before and after giving effect to the Loans.

     Section 7.26  Employee Matters.  Except as set forth on Schedule 7.26, as
                   ----------------                          -------------
of the Effective Date (a) none of the Loan Parties nor any of their employees is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of any Loan Party, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Loan Parties after due inquiry, threatened against, any of the Loan Parties or their respective employees which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.26, as of the Effective Date, none of
                                -------------
the Loan Parties is subject to an employment contract.

     Section 7.27  Insurance.  Schedule 7.27 sets forth a complete and accurate
                   ---------   -------------
description of all policies of insurance that will be in effect as of the Effective Date for the Loan Parties and their Properties. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and each of the Loan Parties which is the owner or holder of each such policy is in compliance with all of the terms and conditions of such policy.

     Section 7.28  Common Enterprise.  Holdings and its Subsidiaries (including,
                   -----------------
without limitation, the Borrower) are members of an affiliated group with each other such Person and are collectively engaged in a common enterprise with one another. Each of the Loan Parties expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group.

     Section 7.29  Reorganization Transactions.   Each of the Reorganization
                   ---------------------------
Transactions has been, on or before the Effective Date, consummated in accordance with the terms and provisions of the agreements and documents governing such transactions, and true and correct copies of such agreements and documents have been delivered to the Administrative Agent.


                                   ARTICLE 8

                             Affirmative Covenants

     Each of the Borrower, Holdings and Equipmentco hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

     Section 8.1  Reporting Requirements.  The Loan Parties will furnish (or
                  ----------------------
will cause to be furnished) to the Administrative Agent and each Lender:

     (a)  Annual Financial Statements.  As soon as available, and in any event
          ---------------------------
within 90 days after the end of each fiscal year of Holdings, beginning with the fiscal year ending December 31, 1999, either a copy of the form 10-K (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal year then ended, together with audited consolidating schedules for each of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to the financial statements contained therein, or a copy of the annual audit report (including the consolidated balance sheet) of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of the end of such year and the related audited consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, together with audited consolidating schedules for Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to each of such financial statements, in each case setting forth in comparative form the figures for the previous fiscal year, and accompanied by the opinion of independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent, which opinion shall state that such consolidated financial statements present fairly the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of such Person's records, together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Parent or the Borrower was not in compliance with or was otherwise in Default under the terms, covenants, provisions or conditions of Articles 9, 10 and 11 hereof insofar as they relate to accounting or financial matters;

     (b)  Quarterly Financial Statements. As soon as available, and in any event
          ------------------------------
within 45 days after the end of each of the first three quarters of each fiscal year of Holdings, beginning with the fiscal quarter ending June 30, 2000, either a copy of the form 10-Q (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal quarter then ended, together with consolidating schedules for each of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to each of the financial statements contained therein, or a copy of the unaudited consolidated balance sheet of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows and quarterly operating budgets (or such other information comparable to operating budgets as Holdings or the Borrower prepares for its own internal purposes) for the period commencing on the first day and ending on the last day of such quarter, together with unaudited consolidating schedules for Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to each of such financial statements, in each case setting forth in comparative form the information or figures for the corresponding period of the preceding fiscal year, and certified by an appropriate Responsible Officer of Holdings as fairly presenting, in accordance with GAAP, the financial position and the results of operations of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) (except for year-end adjustments and financial statement footnotes required by GAAP);

     (c)  Compliance Certificate.  Concurrently with the delivery of each of the
          ----------------------
financial statements referred to in Sections 8.1(a) and 8.1(b), a Compliance
                                    --------------      ------
Certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit D hereto, appropriately completed, stating that, to the best of such
   ---------
officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

     (d)  Notice of Actions, Suits or Proceedings.  Promptly after the
          ---------------------------------------
commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority (including the FCC) or arbitrator affecting any Loan Party, any Sprint Agreement or any PCS License or material Permit, which, if determined adversely to any Loan Party, Sprint Spectrum or Sprint PCS, could reasonably be expected to have a Material Adverse Effect;

     (e)  Notice of Default, etc.  As soon as possible and in any event
          ----------------------
immediately upon any Loan Party's knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that any Loan Party has taken and, if and to the extent known, proposes to take with respect thereto;

     (f)  ERISA Plan Reports.  Promptly after the filing or receipt thereof,
          ------------------
copies of all reports, including annual reports, and notices which any Loan Party or any of its respective ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to a Pension Plan or for which any Loan Party has any potential liability; and as soon as possible and in any event within five days after any Loan Party knows or has reason to know that any such Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that the PBGC, or any Loan Party or any of its respective ERISA Affiliates has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of the Borrower setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction or termination and the action that any Loan Party has taken and proposes to take with respect thereto;

     (g)  Proxy Statements, Etc. As soon as available, one copy of each (if any)
          ----------------------
financial statement, report, notice or proxy statement sent by any Loan Party to its stockholders or other security holders generally, one copy of each (if any) regular, periodic or special report (including, without limitation, reports on forms 10-K, 10-Q and 8-K), registration statement or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency and one copy of each press release or other statement made by any Loan Party to the public containing material developments relating to its business, operations or prospects;

     (h)  Insurance.  Within 60 days prior to the end of each fiscal year of the
          ---------
Borrower, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Loan Parties as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

     (i)  Plan Information.  From time to time, as reasonably requested by the
          ----------------
Administrative Agent or any Lender, such books, records and other documents relating to any Pension Plan as the Administrative Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of any Loan Party or any of its ERISA Affiliates, or a transfer of assets of a Pension Plan covering employees of any Loan Party or any of its ERISA Affiliates, written notification thereof; promptly upon any Loan Party's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

     (j)  Business Plan, Material Contracts, etc.  Not later than 25 days prior
          --------------------------------------
to the end of each year, an update of the Business Plan in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Effective Date; promptly upon the Borrower's preparation thereof, any material amendment, modification or supplement to the Business Plan; and, in a reasonably prompt fashion after the creation thereof, a true and correct copy of each Material Contract (other than purchase orders entered into in the ordinary course of business) of the Loan Parties which is not identified on Schedule 7.22;
                                   -------------

     (k)  Borrowing Base Reports.  As soon as available and in any event within
          ----------------------
45 days after the end of each fiscal quarter, and, in any event concurrently with the making of each Loan hereunder and from time to time upon the request of the Administrative Agent after the occurrence of a Default, a Borrowing Base Report duly completed.

     (l)  Management Letters.  Promptly upon each receipt thereof by any Loan
          ------------------
Party, a copy of any management letter or other written report submitted to such Person by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;

     (m)  Reports to Other Creditors.  Promptly after the furnishing thereof, a
          --------------------------
copy of any financial or other material statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other clause of this Section 8.1;
               -----------

     (n)  Notice of Material Adverse Effect.  Within three Business Days after
          ---------------------------------
any Loan Party becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

     (o) Environmental Assessments and Notices.  Promptly after the receipt
         -------------------------------------
thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any Property of any Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;

     (p)  Notices Under Sprint Agreements.  Promptly after the receipt by any
          -------------------------------
Loan Party and promptly after the delivery by any Loan Party, a copy of each written notice delivered under any Sprint Agreement which notice (i) relates to an "Event of Termination" as defined in the Sprint Management Agreement, (ii) relates to the FCC or a PCS License or is delivered in connection with Section
                                                                       -------
2.2 (Compliance with Regulatory Rules) or Section 16 of the Sprint Management
---
Agreement (Regulatory Compliance), (iii) relates to a dispute resolution proceeding under Section 16 of the Sprint Management Agreement (Dispute Resolution), (iv) relates to performance or status of completion of the Build-out Plan, or (v) otherwise relates to matter under the Sprint Agreements which could give rise to Material Adverse Effect;

     (q)  Monthly Performance Statistics.  As soon as available and in any event
          ------------------------------
on or before the later to occur of (1) within 25 days after the end of each fiscal month and (2) as soon as is reasonably practicable after the Borrower's receipt from Sprint PCS of information to be provided to the Borrower under the Sprint Agreements, a summary of (i) the number of cell sites constructed during such fiscal month, (ii) the total number of Wireless Subscribers as of the end of such fiscal quarter, (iii) the number of Wireless Subscribers acquired and terminated during such fiscal month, (iv) the average monthly charges billed to Wireless Subscribers during such fiscal month, (v) the average number of minutes used by Wireless Subscribers during such fiscal month and (vi) such other performance statistics as the Administrative Agent or any Lender may from time to time reasonably request;

     (r)  Accountant's Letter.  On or before the Effective Date, a letter from
          -------------------
Holdings and the Borrower authorizing their independent public accountants to communicate with the Administrative Agent and the Lenders and acknowledging reliance with the Administrative Agent and the Lenders on past, present and future financial statements; and

     (s)  General Information.  Promptly, such other business, financial,
          -------------------
corporate affairs and other similar information concerning any Loan Party and/or any Collateral as the Administrative Agent or any Lender may from time to time reasonably request.

     Section 8.2  Maintenance of Existence; Conduct of Business.  Each of the
                  ---------------------------------------------
Loan Parties will obtain (if not previously obtained), preserve and maintain (a) its entity existence, (b) all of its leases, privileges, consents, approvals, licenses, Permits, franchises, qualifications (including, without limitation, good standing status in such Loan Party's jurisdiction of organization and in other jurisdictions in which the nature of such Loan Party's business makes qualification therein necessary), Intellectual Property, intangible Property and rights that are necessary or appropriate in the ordinary course of its business as currently conducted and as proposed to be conducted, except to the extent that failure to preserve or maintain the same referred to in this clause (b) could not reasonably be expected to have a Material Adverse Effect, and (c) the requisite power and authority to own its Properties and carry on its business as now conducted and proposed to be conducted (including, without limitation, the power and authority and legal right to execute, deliver and perform its indebtedness, liabilities and obligations under the Loan Documents and the Sprint Agreements to which it is or may become a party). Without limiting the generality of the foregoing, each of the Borrower and its Subsidiaries has entered into, or will timely enter into, such long-distance carrier and interconnection agreements (or agreements with third parties, such as the Sprint Agreements, which provide such long-distance carrier and interconnection rights indirectly) as are, at any time of determination, then necessary to the conduct of its business in accordance with the Business Plan except to the extent that the failure to do so could not reasonably be expected to cause a Material Adverse Effect. Each of the Loan Parties will conduct its business in an orderly and efficient manner in accordance with good business practices.

     Section 8.3  Maintenance of Properties and Permits.  Each of the Loan
                  -------------------------------------
Parties will maintain, keep and preserve all of its Properties and Permits necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereof. Without limiting the generality of the foregoing, each of the Loan Parties will (a) own or possess (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as currently conducted and as proposed to be conducted, without any known conflict with the rights of others, and (b) maintain and preserve good and marketable title to, or with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties and leasehold interests reflected in the financial statements described in Section 7.2(a), except where failure to have
                                  --------------
good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect.

     Section 8.4  Taxes and Claims.  Each of the Loan Parties will pay or
                  ----------------
discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that none of the Loan Parties shall be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

     Section 8.5  Insurance.
                  ---------

     (a) Each of the Loan Parties will keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible entities engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities and each of the Loan Parties which is the owner or holder of any such policy will comply in all material respects with all of the terms and conditions thereof, provided that in any event each of the Loan Parties (if and to the extent that it has Properties that are capable of being covered by the following insurance) will maintain:

          (i)   Property Insurance.  Insurance against loss or damage covering
                ------------------
     substantially all of the tangible real and personal Property (including, without limitation, the Service Area Network and related equipment) and improvements of such Person by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be satisfactory to the Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by the Borrower's independent insurance broker reasonably acceptable to the Administrative Agent.

          (ii)   Automobile Liability Insurance for Bodily Injury and Property
                 -------------------------------------------------------------
     Damage.  Insurance in respect of all vehicles (whether owned, hired or
     ------
     rented by such Person) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

          (iii)  Comprehensive General Liability Insurance.  Insurance against
                 -----------------------------------------
     claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Person, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

          (iv)   Worker's Compensation Insurance.  Worker's compensation
                 -------------------------------
     insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Without limiting the generality of the foregoing, the Borrower and its Subsidiaries shall purchase and maintain in effect all-risk, property and casualty insurance (including casualty insurance covering earthquake and flood damage) covering all tangible, real and personal Property (including, without limitation, the Service Area Network and related equipment) and liability insurance covering the operations of the Borrower and its Subsidiaries, in each case in such amounts (not to exceed the greater of original cost or fair market value) and as otherwise reasonably acceptable to the Administrative Agent and the Required Lenders. Such insurance shall be written by financially responsible companies selected by the Borrower and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Administrative Agent. Each policy referred to in this Section 8.5 shall name the Administrative Agent (for the
                    -----------
benefit of itself and the other Lenders) as loss payee (with respect to casualty insurance policies) and additional insured (with respect to liability insurance policies) and shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of the Borrower or any of its Subsidiaries. The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

     (b) Each of the Loan Parties will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by the Borrower or any of its Subsidiaries) payable by any insurance company to be deposited promptly with the Administrative Agent as security for the Obligations if a Default has then occurred and is continuing, and will promptly pay all Insurance Recoveries to the Administrative Agent for application against the Obligations if and to the extent required in accordance with Section 2.7(a).
     --------------

     (c) If a Default shall have occurred and be continuing, each of the Loan Parties will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be promptly paid directly to the Administrative Agent to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

     Section 8.6  Inspection Rights.  Each of the Loan Parties will permit
                  -----------------
representatives and agents of the Administrative Agent and each Lender, prior to the occurrence of an Event of Default upon reasonable notice and during business hours and at any time upon the occurrence and during the continuance of an Event of Default, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. Each of the Loan Parties will authorize its accountants in writing (with a copy to the Administrative Agent) to comply with this Section 8.6. The
                                                              -----------
Administrative Agent or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams to verify the Borrowing Base and for such other purposes as the Administrative Agent may reasonably request, provided, however, that such field exams shall be at the Borrower's expense only
--------  -------
if a Default has then occurred and is continuing and there shall be no more than one such field exam during any fiscal year unless a Default has occurred and is continuing. Without limiting the generality of the foregoing, the Administrative Agent may retain outside auditors to evaluate and monitor Borrowing Base Reports and other matters relevant to the determination of the Borrowing Base, all at the expense of Borrower after the occurrence and during the continuance of a Default.

     Section 8.7  Keeping Books and Records.  Each of the Loan Parties will
                  -------------------------
maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are
              -----------
adopted by Holdings or the Borrower with the concurrence of their independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the covenants, standards or terms contained in this Agreement, the Loan Parties and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating the financial condition or performance of the Loan Parties shall be the same after such changes in GAAP as if such changes in GAAP had not been made.

     Section 8.8  Compliance with Laws.  Each of the Loan Parties will comply
                  --------------------
with all Governmental Requirements applicable to the operation of its business (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission), except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     Section 8.9  Compliance with Agreements.  Each of the Loan Parties will
                  --------------------------
comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     Section 8.10  Further Assurances. Each of the Loan Parties will execute
                   ------------------
and deliver such further agreements, documents and instruments (including, without limitation, financing statements and amendments to financing statements specifying each item of the Collateral and the serial number therefor) and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administrative Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens. Each of the Loan Parties will make available to the Administrative Agent appropriate personnel reasonably necessary to discuss the Business Plan and any updates thereto and other information to be provided to the Administrative Agent in accordance with Section 8.1.
                -----------

     Section 8.11  ERISA.  Each of the Loan Parties will, and will cause each of
                   -----
their respective ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA so as not to give rise to any material liability thereunder.

     Section 8.12  Interest Rate Protection.  Within six (6) months from the
                   ------------------------
Effective Date, the Borrower will maintain in full force and effect through the Maturity Date one or more Interest Rate Protection Agreements reasonably satisfactory to the Administrative Agent with one or more of the Lenders or Affiliates of the Lenders or with other counterparties reasonably acceptable to the Administrative Agent, which Lenders or Affiliates or other counterparties shall in each case be rated in one of the two of the highest rating categories of Standard & Poors Corporation or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent, that enable the Borrower, for a period of the lesser of three years or the date ending on the earlier to occur of the Maturity Date or the date upon which all of the Loans have been paid in full and all Commitments have terminated or expired, to fix or place a limit upon a rate of interest with respect to not less than an aggregate notional amount (not less than zero) equal to fifty percent (50%) of the aggregate principal amount of the Total Debt that does not have a fixed interest rate provided, however, that, with respect to the aggregate principal amount of the Loans outstanding in excess of $25,000,000, the Borrower shall be deemed to be in compliance with this Section 8.12 if it maintains the Interest Rate
                           ------------
Protection Agreements required hereunder with respect to each incremental $10,000,000 in principal amount of the Loans in excess of $25,000,000.

     Section 8.13  Sprint Agreements.  Each of  the Loan Parties will comply
                   -----------------
with all provisions of each Sprint Agreement except to the extent that such noncompliance (a) may have been waived or cured within any applicable grace period set forth in the Sprint Agreements or (b) would not constitute an Event of Default.

     Section 8.14  Non-Consolidation.  Each or the Loan Parties will: (a)
                   -----------------
maintain entity records and books of account separate from those of any other entity which is an Affiliate of such Loan Party; (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such Loan Party; and (c) provide that its board of directors or other analogous governing body will hold all appropriate meetings to authorize and approve such Person's entity actions, which meetings will be separate from those of other Loan Parties.

     Section 8.15  Year 2000 Compliance.  Except for instances of noncompliance
                   --------------------
that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all of the material computer software, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized or software systems that are used or relied upon by any Loan Party in the conduct of its business are and will continue to be Year 2000 Compliant and, without limiting the generality of the foregoing, will not malfunction, will not cease to function, will not generate incorrect data and will not produce incorrect results when processing, providing or receiving (a) date-related data into and between the twentieth and twenty-first centuries and (b) date-related data in connection with any valid date in the twentieth and twenty-first centuries. Each of the Loan Parties will promptly notify the Administrative Agent in the event it discovers or determines that any computer application (including those of its suppliers and vendors) that is material to any Loan Party's business and operations will not be Year 2000 Compliant on a timely basis.

     Section 8.16   Trade Accounts Payable.  Each of the Loan Parties will pay
                    ----------------------
all trade accounts payable before the same become more than 90 days past due, except (a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed $500,000 at any time outstanding and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of such Loan Party, threatened.

     Section 8.17   Delivery of Certain Amendments.  Each of the Loan Parties
                    ------------------------------
will promptly deliver to the Administrative Agent any amendment, modification or supplement to (a) the articles of incorporation, articles of organization, regulations, bylaws or other constitutional documents of any Loan Party, (b) the Sprint Agreements, (c) any tower lease, or (d) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that any such amendment, modification or supplement is subject to the provisions of
Section 9.15 hereof.
------------

     Section 8.18   Ownership of Operating Assets. The Borrower or Equipmentco
                    -----------------------------
will have, at all times, good legal title of all the Operating Assets subject to no Lien other than Permitted Liens.

     Section 8.19   Consummation of the Reorganization Transactions.  Each of
                    -----------------------------------------------
the Borrower, Holdings and Equipmentco agrees that it will, or will cause the appropriate Loan Party to, ensure that each of the Reorganization Transactions referred to in clause (ii) of Recital B is in form and substance satisfactory to the Administrative Agent and cause each of such Reorganization Transactions to be fully consummated on or before the Effective Date.

     Section 8.20   Veracity and Accuracy of Financial Statements.    All
                    ---------------------------------------------
financial statements to be delivered to the Administrative Agent in accordance with this Agreement will be, when delivered, true and correct (subject to any estimates or approximations permitted in accordance with GAAP), will be prepared in accordance with GAAP (except, in the case of other than annual financial statements, for year-end adjustments and financial statement footnotes required by GAAP and, in the case of the unaudited pro forma balance sheet, the pro forma nature of such financial statement) and will fairly and accurately present, on a consolidated and consolidating basis (as applicable), the financial condition of Holdings and its Consolidated Subsidiaries (including without limitation, the Borrower) as of the respective dates indicated therein and the results of operations for the respective periods indicated therein.

     Section 8.21   Investment Company Act and Public Utility Holding Company
                    ---------------------------------------------------------
Act. Each of the Loan Parties will take such actions as may be necessary or
---
appropriate to ensure that it is not,
and does not become, (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 8.22  Immediate Contributions to the Borrower. Holdings shall
                   ---------------------------------------
immediately contribute (or loan, which loan shall be subordinate to the Obligations hereunder on terms reasonably satisfactory to the Administrative Agent) to the Borrower upon receipt (a) Net Proceeds of any capital contributions and (b) Net Proceeds from the issuance of any Debt except for Net Proceeds resulting from an initial public offering that constitutes the Holdings Future Equity Offering generating gross proceeds in excess of $70,000,000, to the extent such Net Proceeds are used to prepay up to 35% of the Holdings Senior Notes.

                                   ARTICLE 9

                              Negative Covenants

     Each of the Borrower, Holdings and Equipmentco hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

     Section 9.1  Debt.  Holdings will not incur, create, assume or permit to
                  ----
exist any Debt except the Holdings Senior Notes. The Borrower will not, and will not permit any Subsidiary of the Borrower to, incur, create, assume or permit to exist any Debt, except:

     (a)  Debt to the Lenders pursuant to the Loan Documents;

     (b) intercompany Debt between or among the Borrower and any of its Wholly-Owned Subsidiaries and intercompany Debt owed to Holdings by any of its Wholly-Owned Subsidiaries, subject to the following requirements: any and all of the Debt permitted pursuant to this Section 9.1(b) shall be unsecured, shall be
                                --------------
evidenced by instruments satisfactory to the Administrative Agent which will be pledged to the Administrative Agent for the benefit of the Administrative Agent and the Lenders and shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent, provided, however, that temporary advances made from time to time in the ordinary course of business not to exceed $500,000 in aggregate principal amount at any time owing by any Wholly-Owned Subsidiary of the Borrower to the Borrower shall not be required to be so evidenced, pledged or subordinated;

     (c) unsecured Debt under the Interest Rate Protection Agreements required to be maintained by Section 8.12, provided, however, that Debt thereunder may be
                    ------------
secured if such Debt  constitutes a part of the Obligations;

     (d) (i) existing Debt in the principal amounts and as otherwise described on Schedule 7.10 hereto and renewals, extensions or refinancings of such Debt
   -------------
which do not increase the outstanding principal amount of such Debt, which do not shorten the maturity of any principal of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Effective Date, (ii) purchase money Debt (including Capital

Lease Obligations) secured by purchase money Liens and renewals, extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt, which do not shorten the maturity of any principal of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt being renewed, extended or refinanced, all of which Debt and Liens are permitted under and meet all of the requirements of clause (g) and (with respect to renewals, extensions or refinancings) clause (n) of the definition of Permitted Liens contained in Section 1.1, (iii) additional
                                                  -----------
unsecured Debt, and (iv) Guarantees by the Borrower of loans to employees, officers and directors of the Borrower or its Subsidiaries made for the purpose of financing purchases of Capital Stock of Holdings by such employees, officers or directors (as applicable) not to exceed $250,000 in aggregate principal amount at any time Guaranteed; provided, however, that the aggregate principal amount of the Debt referred to in this Section 9.1(d) shall not exceed
                                       --------------
$10,000,000 in aggregate amount at any time outstanding (exclusive of Debt owed to a Vendor consisting of amounts payable by the Borrower in accordance with a Supply Agreement which are not past due by more than 90 days beyond the due dates therefor specified in the applicable invoices);

     (e) liabilities of the Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default;

     (f) Debt consisting of obligations for repayment of customer deposits received in the ordinary course of business of the Borrower and its Subsidiaries;

     (g) Debt of the Borrower and its Subsidiaries to the Trustee and the Noteholders under (and evidenced and governed by) the Subordinated Guarantees; and

     (h)  Approved Subordinated Debt.

     (i) Debt under any unsecured deferred promissory note payable to Sprint PCS pursuant to the deferral of collected revenues provisions of the Consent and Agreement.

     Section 9.2  Limitation on Liens.    None of the Loan Parties will (a)
                  -------------------
incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens or (b) enter into any negative pledge or similar arrangement in favor of other creditors in any way restricting its power, authority, right or ability, whether by contract or otherwise, to grant any Lien on any of its Properties, other than such negative pledge or similar arrangement (i) in favor of the Administrative Agent and the Lenders under the Loan Documents, (ii) contained in the Holdings Senior Notes Indenture or the Approved Subordinated Debt Documents, or (iii) if and to the extent that such purchase money Debt and Capital Lease Obligations are permitted hereunder, in favor of other creditors under purchase money Debt and Capital Lease Obligations with respect to the assets financed or secured thereby.

     Section 9.3  Mergers, Etc.    None of the Loan Parties will (a) become a
                  -------------
party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person (except for Investments permitted under Section
                                                                    -------
9.5); provided, however, that (i) any Subsidiary of the Borrower may merge with
---
and into the Borrower or a Wholly-Owned Subsidiary of the Borrower if the Borrower or a Wholly-Owned Subsidiary of the Borrower is the surviving entity in such merger, provided that no consideration is given by the surviving entity in such merger other than the issuance of any Capital Stock of the surviving entity and such Capital Stock is pledged to the Administrative Agent, on behalf of the Administrative Agent and Lenders, as security for the Obligations pursuant to Section 9.6 and (ii) the
                                                     -----------
Borrower may (A) acquire the assets relating to BTAs identified as numbers 169, 310 and 390 from Sprint in all material respects (as reasonably determined by the Administrative Agent and the Required Lenders) in accordance with the asset purchase agreement (a true and correct copy of which the Borrower hereby represents and warrants has been delivered to the Administrative Agent), as completed to the satisfaction of the Administrative Agent and the Required Lenders, referred to in Section 4 of the Amended and Restated Addendum III to Sprint PCS Management Agreement dated as of March 8, 2000, (B) acquire the assets relating to BTAs identified as numbers 70 and 205 from Sprint in all material respects (as reasonably determined by the Administrative Agent and the Required Lenders) in accordance with the option asset purchase agreement (a true and correct copy of which the Borrower hereby represents and warrants has been delivered to the Administrative Agent), as completed to the satisfaction of the Administrative Agent and the Required Lenders, referred to in Section 5 of the Amended and Restated Addendum III to Sprint PCS Management Agreement dated as of March 8, 2000 if and to the extent (but only if and to the extent) that the acquisition thereof is contemplated and reasonably supported by a revised Business Plan submitted to the Administrative Agent which is approved by the Administrative Agent and the Required Lenders and which reasonably evidences that the Borrower has the increased capital and resources necessary or appropriate to support such acquisitions and (C) acquire BTAs not disclosed on
Schedule 1.1(c) which may be identified by the Borrower to the Administrative
---------------
Agent and the Lenders in writing from time to time ("new BTAs") if and to the extent (but only if and to the extent) that (1) such new BTAs referred to in this clause (C) do not, in the aggregate, include more than five percent of the total number of POPs included in the BTAs disclosed on Schedule 1.1(c), (2) the
                                                       ---------------
Loan Parties are in compliance with all of the covenants contained in Article 10 as of the end of the last two fiscal quarters immediately preceding the date of acquisition of such new BTAs, giving pro forma effect to the EBITDA gains and losses and other financial attributes associated with the new BTAs, and (3) the projections for the Loan Parties, giving effect to the acquisition of such new BTAs, evidence compliance by the Loan Parties with all of the covenants contained in Article 10 as of the end of the next succeeding two fiscal quarters. The surviving entity in any such merger referred to in clause (i) preceding shall assume and ratify the Guaranties, the Security Documents and other indebtedness, liabilities and obligations of the non-surviving entity under the Loan Documents pursuant to agreements in form and substance reasonably satisfactory to the Administrative Agent. Any acquisitions referred to in clause
(ii) preceding which are consummated shall be in the form of asset acquisitions by the Borrower; provided, however, that such acquisitions referred to in clause
(C) preceding may be stock acquisitions by the Borrower if (but only if) (x) each entity whose stock is being acquired becomes a Wholly-Owned Subsidiary of the Borrower and (y) after giving effect to any and all of such stock acquisitions, the aggregate amount of the total liabilities and contingent liabilities of the entities acquired pursuant to such stock acquisitions does not exceed five percent of the aggregate amount of the total liabilities of the Borrower and its Consolidated Subsidiaries excluding the effect of any and all of such stock acquisitions.

     Section 9.4  Restricted Payments.  The Borrower will not, and will not
                  -------------------
permit any Subsidiary of the Borrower to, make any Restricted Payments, except:

     (a) Subsidiaries of the Borrower may make Restricted Payments to the Borrower and Subsidiaries of the Borrower may pay pro rata dividends or (in the case of entities other than corporations) equivalent distributions to the holders of their Capital Stock on the basis of the respective ownership interests or such holders in such Subsidiaries;

     (b) the Borrower may pay interest accrued on its Approved Subordinated Debt on or after the due dates specified therefor if (but only if) the payment thereof is not prohibited by the subordination provisions relating thereto;

     (c) commencing January 15, 2006, if and to the extent permitted by applicable law, the Borrower may declare and pay dividends to Holdings during any fiscal year in an aggregate amount not to exceed the accrued interest on the Holdings Senior Notes required to be paid in cash in accordance with the Holdings Senior Notes Indenture and actually paid (within 30 days after the payment of such dividend) in cash by Holdings, provided, however, that (A) the entirety of the proceeds of such dividends must be used, substantially concurrently with the payment of such dividends by the Borrower, by Holdings to pay the same amount of accrued interest on the Holdings Senior Notes required to be paid in accordance with the Holdings Senior Notes Indenture, and actually paid (within 30 days after the payment of such dividend), by Holdings in cash and (B) no such dividends may be paid by the Borrower to Holdings more than 30 days prior to the applicable date upon which such accrued interest is required to be paid and is actually paid by Holdings or in amounts exceeding the amounts of such accrued interest required to be paid and actually paid by Holdings in cash; and

     (d) the Borrower and its Subsidiaries may make payments required to be made by it under the Subordinated Guarantee executed by it if and to the extent (but only if and to the extent) that such payments are permitted to be made in accordance with the subordination provisions relating to its Subordinated Guarantee;

     (e) The Borrower may make payments to Holdings in an aggregate amount not to exceed the lesser of (i) $500,000 and (ii) the amount of any liquidated damages payable by Holdings as a result of any Registration Default (as defined in the Registration Rights Agreements each dated as of the Effective Date, one among Holdings and the initial purchasers named therein and the other, among Holdings, the guarantors of the Holdings Senior Notes and the initial purchasers named therein) so long as the entirety of such payments must be used, substantially concurrently with the payment thereof by the Borrower, by Holdings to pay the same amount of liquidated damages required to be paid in accordance with such Registration Rights Agreements and actually paid by Holdings in cash.

provided, however, that no Restricted Payments may be made pursuant to clause
(a), clause (b), clause (c) or clause (e) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

     Section 9.5  Investments.    None of the Loan Parties will make or permit
                  -----------
to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

     (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to a Loan Party;

     (b)  existing Investments identified on Schedule 9.5 hereto;
                                             ------------

     (c) Investments in securities issued or guaranteed by the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

     (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

     (e) Investments in repurchase obligations with a term of not more than 30 days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

     (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 270 days from the date of acquisition;

     (g)  (i) Investments (other than intercompany Debt referred to in clause
(h) below) by Holdings in its Subsidiaries and by the Borrower in its Subsidiaries, in each case existing on the Effective Date or required to occur in accordance with this Agreement, (ii) Investments made by Holdings in the Borrower including, without limitation, contributions to the equity capital of the Borrower required to be made by Holdings pursuant to this Agreement, (iii) additional Investments by the Borrower in its Wholly-Owned Subsidiaries made after the Effective Date in an aggregate amount not to exceed $500,000, and (iv) Investments by the Borrower in Equipmentco consisting of equity contributions or loans to Equipmentco;

     (h) intercompany Debt permitted pursuant to Section 9.1(b);
                                                 --------------

     (i) Interest Rate Protection Agreements permitted by Section 9.1;
                                                          -----------

     (j) temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business or made to finance the purchase by such employees, officers and directors of Capital Stock of Holdings, in each case which loans or advances do not exceed $500,000 at any time outstanding in aggregate amount;

     (k) the Subordinated Guarantees and Guarantees by the Loan Parties of Debt permitted to be incurred pursuant to Section 9.1, other than Guarantees by the
                                     -----------
Borrower of Debt permitted to be incurred pursuant to clause (b) of Section 9.1;
                                                                    -----------

     (l) Investments in money market funds, a majority of the assets of which constitute Investments referred to in clauses (c), (d), (e) and/or (f) of this

Section 9.5;
-----------

     (m) promissory notes payable to any Loan Party in connection with sales of assets permitted in accordance with Section 9.8, provided, however, that the
                                    -----------
principal amount of such promissory notes shall not exceed $250,000 in the aggregate at any time outstanding;

     (n) other Investments if and to the extent that the consideration paid therefor consists of Capital Stock of Holdings issued by Holdings; and

     (o) Investments in the Capital Stock of entities which become Wholly-Owned Subsidiaries of the Borrower if and to the extent permitted by the last sentence of Section 9.3;
   -----------

provided, however, that no Investments may be made by any Loan Party pursuant to subclause (iii) clause (g), clause (h) or clause (o) preceding if a Default exists at the time of such Investment or would result therefrom. Furthermore, Holdings and the Borrower agree that Holdings will not own, directly or indirectly, any Subsidiary of Holdings other than the Borrower and the Subsidiaries of the Borrower.

     Section 9.6  Limitation on Issuances of Capital Stock. The Borrower will
                  ----------------------------------------
not, and will not permit any Subsidiary of the Borrower to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock, in each case to any Person other than Holdings (with respect to the Capital Stock of the Borrower) or the Borrower or a Subsidiary of the Borrower (with respect to Capital Stock of the Subsidiaries of the Borrower), provided, however, that the Administrative Agent shall obtain a perfected, first priority security interest in all such Capital Stock, securities, options, warrants or other rights with respect to such Capital Stock as security for the payment and performance of the Obligations.

     Section 9.7  Transactions with Affiliates.
                  ----------------------------

     (a) None of the Loan Parties will enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of the Borrower or other Loan Party except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such other Loan Party's (as applicable) business and upon fair and reasonable terms no less favorable to the Borrower or such other Loan Party (as applicable) than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower or such other Loan Party (as applicable); provided, however, that transactions between or among the Borrower and its Affiliates may be on terms more favorable to the Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower and the Approved Tax Allocation Agreement and the Approved Management Agreement are not prohibited by this Section 9.7(a). In addition to
                                                --------------
the foregoing, no transactions between or among (i) Affiliates of the Borrower and (ii) the Borrower and its Subsidiaries relating to the purchases of equipment from any such Affiliate or the provision of services by any such Affiliate for the Service Area Network shall be permitted unless the same are purchased or provided at the cost to such Affiliate; provided, however, that the transactions described on Schedule 9.7 hereto shall be permitted.
                          ------------

     (b) None of the Loan Parties will make any loan, advance or payment to any officer, director, shareholder or member of any Loan Party (other than a shareholder or member consisting of a Loan Party), except for (i) reasonable compensation paid to officers, directors or employees in the ordinary course of business, (ii) loans or advances permitted by Section 9.5(j) and (iii) other
                                              --------------
payments permitted by Section 9.4 or Section 9.7(a), (c), (d) or (e).
                                     -------------------------------

     (c) Neither the Borrower nor any of its Subsidiaries may make any payment to Holdings with respect to any federal or state income tax liability of the Borrower or any of its Subsidiaries, provided, however, that the Borrower may make such payments to Holdings from time to time in amounts which are based upon the federal and state income tax liabilities of the Borrower and its Subsidiaries in order for Holdings to pay federal and state income taxes as a part of a consolidated, combined or unitary tax filing group, provided, further, however, that (i) the amounts of such payments shall not exceed the amounts of federal and state income tax liabilities that would be payable by the Borrower and its Subsidiaries if they were not part of a consolidated, combined or unitary tax filing group, (ii) all such payments shall be required to be paid in accordance with the terms and provisions of the Approved Tax Allocation Agreement and shall not be paid substantially prior to the dates upon which the corresponding amounts would be required to be paid by Holdings to the applicable tax authorities, and (iii) at least 10 days prior to the making of any payment referred to in this Section 9.7(c), the Borrower shall have given the
                    --------------
Administrative Agent written notice of its intention to make such payment and the amount thereof and shall have delivered to the Administrative Agent calculations and other appropriate information, in reasonable detail, evidencing and certifying that such payment is permitted in accordance with this Section
                                                                      -------
9.7(c).
------

     (d) Neither the Borrower nor any of its Subsidiaries may make any payment or reimbursement to Holdings with respect to any administrative, overhead, legal, accounting, operating, reporting, compliance or other costs or expenses, provided, however, that the Borrower may pay to Holdings, or reimburse Holdings for Holdings' payment of, administrative, overhead, legal, accounting, operating, reporting, compliance and other costs or expenses if (but only if) all such payments or reimbursements shall be required to be paid by the Borrower to Holdings in accordance with the terms and provisions of the Approved Management Agreement.

     (e) Neither the Borrower nor any of its Subsidiaries may make any payment to or for the benefit of the employees, officers or directors of Holdings, the Borrower or any Subsidiary of the Borrower with respect to any stock option or other benefit plan relating to any Capital Stock, provided, however, that the Borrower may make such payments pursuant to and in accordance with stock option or other benefit plans for employees, officers or directors of Holdings, the Borrower or any Subsidiary of the Borrower in an aggregate amount not to exceed $250,000 during any calendar year.

     Section 9.8  Disposition of Property.    The Borrower will not, and will
                  -----------------------
not permit any Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of its Property (including, without limitation, the Operating Assets) except that the following are permitted if (but only if) no Event of Default has occurred and is continuing:

     (a) dispositions of Inventory (other than equipment) in the ordinary course of business, and expenditures of money (including, without limitation, money held in Borrowing Deposit Accounts) (i) made in the ordinary course of business or (ii) for the purpose of making Restricted

Payments expressly permitted in accordance with this Agreement or Investments expressly permitted in accordance with this Agreement;

     (b) Asset Dispositions of Property (including tower sales), other than accounts and Receivables, by the Borrower if, in the case of tower sales, such sales are consistent with the Business Plan and, in the case of any Asset Disposition (including tower sales), if each of the following conditions has been satisfied: (i)(A) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any fiscal year of the Borrower do not exceed $1,000,000 and (B) the Borrower receives fair consideration for such assets and (ii) no Default exists at the time of or will result from such Asset Disposition; provided, however, that tower sales need not comply with the requirements of clause (A) preceding;

     (c) Asset Dispositions of Property, other than equipment, accounts and Receivables, by the Borrower to any Wholly-Owned Subsidiary of the Borrower or Asset Dispositions of equipment by the Borrower to Equipmentco or by Equipmentco to the Borrower, in each case if (but only if) each of the following conditions has been satisfied: (i) the assets sold, disposed of or otherwise transferred to a Wholly-Owned Subsidiary of the Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) in favor of the Administrative Agent and the Lenders, and (ii) no Default exists at the time of or will result from such Asset Disposition;

     (d) dispositions of Property no longer used or useful in the ordinary course of business, including, without limitation, dispositions of equipment being exchanged or replaced with comparable or better equipment;

     (e) dispositions of Investments referred to in clauses (c), (d), (e), (f) and (l) of Section 9.5; and
           -----------

     (f) dispositions of BTAs that do not, in the aggregate, include more than five percent of the total number of POPs included in the BTAs disclosed on

Schedule 1.1(c), which dispositions shall be for fair consideration.
---------------

     Section 9.9  Sale and Leaseback.   None of the Loan Parties will enter
                  ------------------
into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person, other than, (a) such arrangements involving the sale and leaseback of towers consistent with the Business Plan as to which the aggregate rent payable during any calendar year shall not exceed $2,000,000, and (b) sale and leasebacks between Borrower and Equipmentco.

     Section 9.10  Lines of Business.    Neither the Borrower nor any of its
                   -----------------
Subsidiaries will (a) engage in any line or lines of business activity other than the construction and operation of the Service Area Network, the performance of the Sprint Agreements and the conduct of related telecommunications businesses described in and contemplated by the Business Plan or (b) build-out any area other than the Service Area or engage in operations outside the Service Area, in each case substantially as contemplated by the Business Plan as in effect at such time; provided, however, that, for all purposes of this Section
                                                                       -------
9.10, the term "Service Area," as such term is used in the definition
----
of the term "Service Area Network" and as such term is used in clause (b) preceding, shall exclude all New Areas. Holdings and the Borrower agree that Holdings will not (i) engage in any business other than the ownership of the Capital Stock of the Borrower and matters incidental thereto, including the raising of capital, or (ii) own any material Properties or assets other than the Capital Stock of the Borrower. The Borrower agrees that it or Equipmentco shall, at all times, own all "Operating Assets" as such term is defined in the Sprint Management Agreement.

     Section 9.11  Environmental Protection. None of the Loan Parties will
                   ------------------------
(a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which any Loan Party would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.12  Intercompany Transactions. Except as may be expressly
                   -------------------------
permitted or required by the Loan Documents and except as may be contained in the Holdings Senior Notes Indenture, the Blackstone Equity Documents and the Approved Subordinated Debt Documents, none of the Loan Parties will create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Borrower to (a) pay dividends or make any other distribution to Holdings or the Borrower or any of their Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to Holdings or the Borrower or any of their Subsidiaries, (c) make any loan or advance or capital contribution to Holdings or the Borrower or any of their Subsidiaries, or (d) sell, lease or transfer any of its Property to Holdings or the Borrower or any of their Subsidiaries other than such restrictions included in documentation governing Permitted Liens which apply only to the Property subject to such Permitted Liens.

     Section 9.13  Management Fees.  None of the Loan Parties will pay any
                   ---------------
management fees, other than the Sprint PCS Fees permitted to be paid in accordance with Section 9.16, the fees payable by the Borrower to Holdings
                ------------
pursuant to the Approved Management Agreement and management fees paid by Equipmentco to the Borrower.

     Section 9.14  Modification of Certain Agreements, etc. None of the Loan
                   ---------------------------------------
Parties will agree or consent to or implement any termination, amendment, modification, supplement or waiver of (a) the articles of incorporation, articles of organization, regulations, bylaws or other constitutional documents of any Loan Party, (b) the Sprint Agreements, (c) the Business Plan, (d) the Holdings Senior Notes Indenture or the other Holdings Senior Notes Documents,
(e) the Approved Subordinated Debt Documents, (f) the Blackstone Equity Documents or (g) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that the Loan Parties may amend, modify, supplement or waive (i) the documents referred to in clause (a) or clause (e) preceding if and to the extent that such amendment, modification, supplement or waiver is not substantive or material as it relates to the Administrative Agent or any Lender and could not reasonably be expected to be adverse to any Loan Party or the Administrative Agent or any Lender, provided, however, that none of such documents referred to in clause (a) preceding may be amended or modified as they relate to, in any way, any capital contribution to Holdings or the Borrower or any obligation or agreement relating thereto, and (ii) the Sprint Agreements, the Business Plan, the Holdings Senior Note Documents, the Blackstone Equity Documents and the Material Contracts referred to in clauses (b), (c), (d), (f) and (g), respectively, preceding if and to the extent that such amendment, modification, supplement or waiver could not reasonably be expected to be materially adverse to any Loan Party or the Administrative Agent or any Lender.

     Section 9.15  ERISA. None of the Loan Parties will:
                   -----

     (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created that exceeds $500,000 with respect to any such Plan or $1,000,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

     (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

     Section 9.16  Sprint PCS Fees. None of the Loan Parties will make any
                   ---------------
prepayment of any Sprint PCS Fees prior to the regularly scheduled due date for the payment of such fees.

     Section 9.17  No Prepayment of Debt, Etc. None of the Loan Parties will
                   ---------------------------
make any optional prepayment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt prior to 30 days before its originally stated maturity (or its stated maturity as of the Effective Date in the case of Debt outstanding on the Effective Date), or in the case of interest, its stated due date, or directly or indirectly do or become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

     (a) prepayments of the Loans or other Obligations pursuant to or as permitted by the Loan Documents;

     (b) prepayments made with the proceeds of new Debt incurred for the purpose of refinancing the Debt being prepaid, provided that (i) no portion of such new Debt matures or is required to be prepaid, purchased or otherwise retired earlier than the corresponding portion of the Debt being prepaid (including as a result of any prepayment or redemption upon the occurrence of a condition), (ii) such new Debt (A) is subordinated to the Obligations to at least the same extent as the Debt being refinanced if such Debt is subordinated debt or (B) is permitted in accordance with this Agreement, and (iii) no Default or Event of Default then exists or would result from such prepayment or refinancing;

     (c) prepayments of intercompany Debt referred to in clause (b) of Section
                                                                       -------
9.1;
---

     (d) prepayments of trade payables incurred in the ordinary course of any Loan Party's business (other than Sprint PCS Fees) and not overdue by more than 120 days;

     (e) on or prior to the date upon which such right, if any, to make such optional redemptions expires as provided in any Holdings Senior Notes Indenture (but not thereafter) and if (but only if) no Event of Default then exists or would result from such redemptions, optional redemptions of the Holdings Senior Notes made by Holdings with the proceeds of public equity offerings consummated by Holdings, to the extent provided in Section 8.22 hereof, in accordance with
                                       ------------
the Holdings Senior Notes Indenture; and

     (f) exchanges of Holdings Senior Notes pursuant to the Holdings Senior Notes Indenture.

In addition, (A) except as permitted in accordance with clause (e) of this

Section 9.17 preceding, none of the Loan Parties will make any prepayment or
------------
distribution on account of, or voluntarily purchase, acquire, redeem or retire, whether the same be optional or mandatory, any of the Holdings Senior Notes prior to the originally stated maturity thereof or, in the case of interest, prior to the originally stated due date thereof, or directly or indirectly do or become obligated to do any of the foregoing by amending the terms thereof or otherwise, and (B) none of the Loan Parties will prepay any rent or other obligations under any Operating Lease or any other Material Contract prior to 90 days before the originally stated due date therefor (or the due date therefor as of the Effective Date in the case of operating leases or Material Contracts in existence on the Effective Date), other than prepayments in the aggregate amount not to exceed $1,000,000 during any calendar year.

     Section 9.18  Rights of Third Parties in Intellectual Property.  None of
                   ------------------------------------------------
the Loan Parties will (a) allow any product or service of any of the Loan Parties to infringe upon any Intellectual Property of any other Person or
(b)violate any right of any such other Person with respect to any Intellectual Property owned or used by any such other Person other than infringements or violations (if any) that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE 10

                              Financial Covenants

     Section 10.1  Total Debt to Total Capitalization.    From the Effective
                   ----------------------------------
Date until June 29, 2003, the Loan Parties will not permit the Total Debt of Holdings and its Consolidated Subsidiaries outstanding at the end of any calendar quarter to exceed 70% of the Total Capitalization of Holdings and its Consolidated Subsidiaries on such date.

     Section 10.2  Senior Debt to Total Capitalization.  From the Effective
                   -----------------------------------
Date until June 29, 2003, the Borrower will not permit the Senior Debt of the Borrower and its Consolidated Subsidiaries outstanding at the end of any calendar quarter to exceed 40% of the Total Capitalization of the Borrower on such date.

     Section 10.3  Quarterly Minimum Revenue Levels. Until June 29, 2003, the
                   --------------------------------
Borrower will not permit Gross Revenues, exclusive of any and all revenues attributable to the sale, lease or license of handsets, accessories and other inventory, for any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:


                     Period                             Minimum Revenue Level
                     -------                            ---------------------

    From the Effective Date through September 30, 2000        $ 3,180,000
    From October 1, 2000 through December 31, 2000            $ 4,970,000
    From January 1, 2001 through March 31, 2001               $ 6,880,000
    From April 1, 2001 through June 30, 2001                  $ 8,590,000
    From July 1, 2001 through September 30, 2001              $11,070,000
    From October 1, 2001 through December 31, 2001            $15,000,000
    From January 1, 2002 through March 31, 2002               $18,580,000
    From April 1, 2002 through June 30, 2002                  $21,410,000
    From July 1, 2002 through September 30, 2002              $24,630,000
    From October 1, 2002 through December 31, 2002            $28,230,000
    From January 1, 2003 through June 29, 2003                $31,070,000

     Section 10.4 Annualized EBITDA. Until June 29, 2003, the Borrower will not
                  -----------------
permit Annualized EBITDA at the end of any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                              Period                         Annualized EBITDA
                              ------                         -----------------

   From the Effective Date through September 30, 2000          ($24,270,000)
   From October 1, 2000 through December 31, 2000              ($30,600,000)
   From January 1, 2001 through March 31, 2001                 ($30,860,000)
   From April 1, 2001 through June 30, 2001                    ($25,040,000)
   From July 1, 2001 through September 30, 2001                ($32,680,000)
   From October 1, 2001 through December 31, 2001              ($52,350,000)
   From January 1, 2002 through March 31, 2002                 ($40,350,000)
   From April 1, 2002 through June 30, 2002                    ($14,260,000)
   From July 1, 2002 through September 30, 2002                ($11,200,000)
   From October 1, 2002 through December 31, 2002               ($7,260,000)
   From January 1, 2003 through June 29, 2003                    $6,710,000

     Section 10.5   Wireless Subscribers. Until June 29, 2003, the Borrower will
                    ---------------------
not permit Wireless Subscribers at the end of any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:


                      Period                               Minimum Subscribers
                      ------                               -------------------
    From the Effective Date through September 30, 2000            16,000
    From October 1, 2000 through December 31, 2000                25,600
    From January 1, 2001 through March 31, 2001                   33,600
    From April 1, 2001 through June 30, 2001                      43,200
    From July 1, 2001 through September 30, 2001                  60,000
    From October 1, 2001 through December 31, 2001                88,000
    From January 1, 2002 through March 31, 2002                  104,000
    From April 1, 2002 through June 30, 2002                     123,200
    From July 1, 2002 through September 30, 2002                 144,000
    From October 1, 2002 through December 31, 2002               168,000

                    Period                                 Minimum Subscribers
                    ------                                 -------------------
    From January 1, 2003 through June 29, 2003                   184,000


     Section 10.6   Capital Expenditures. Until June 29, 2003, the Borrower will
                    ---------------------
not permit cumulative Capital Expenditures for the period beginning on January 1, 2000 and at the end of each calendar quarter during the periods set forth below to exceed the amount set forth opposite such date, provided that cumulative Capital Expenditures shall exclude, if and to the extent applicable, an amount equal to the net proceeds paid to the Borrower or any of its Consolidated Subsidiaries in connection with the sale of certain capital assets for which such Capital Expenditure was made, such sale being made pursuant to
Section 9.9(a) hereof:

                                                            Cumulative Capital
                             Period                            Expenditures
                             ------                            ------------
    From the Effective Date through September 30, 2000         $ 94,000,000
    From October 1, 2000 through December 31, 2000             $112,880,000
    From January 1, 2001 through March 31, 2001                $140,900,000
    From April 1, 2001 through June 30, 2001                   $178,160,000
    From July 1, 2001 through September 30, 2001               $208,240,000
    From October 1, 2001 through December 31, 2001             $219,400,000
    From January 1, 2002 through March 31, 2002                $224,100,000
    From April 1, 2002 through June 30, 2002                   $229,100,000
    From July 1, 2002 through September 30, 2002               $234,100,000
    From October 1, 2002 through December 31, 2002             $238,760,000
    From January 1, 2003 through June 29, 2003                 $242,550,000

     Section 10.7   Leverage Ratio. The Borrower will not permit the Leverage
                    --------------
Ratio at the end of any calendar quarter during any of the periods set forth below to exceed the ratio set forth opposite such date:

                           Period                           Leverage Ratio
                           ------                           --------------
    On June 30, 2003                                            14.00:1
    From July 1, 2003 through September 30, 2003                13.00:1
    From October 1, 2003 through December 31, 2003              12.00:1
    From January 1, 2004 through December 31, 2004               7.00:1
    From January 1, 2005 through December 31, 2005               5.00:1
    From January 1, 2006 through December 31, 2006               4.00:1
    From January 1, 2007 through December 31, 2007               3.00:1
    From January 1, 2008 through the Maturity Date               3.00:1

     Section 10.8   Senior Leverage Ratio. The Borrower will not permit the
                    ---------------------
Senior Leverage Ratio at the end of any calendar quarter during any of the periods set forth below to exceed the ratio set forth opposite such date:


                      Period                        Senior Leverage Ratio
                      ------                        ---------------------
    On June 30, 2003                                        6.00:1
    From July 1, 2003 through September 30, 2003            5.00:1
    From October 1, 2003 through December 31, 2003          4.50:1
    From January 1, 2004 through December 31, 2004          3.00:1
    From January 1, 2005 through December 31, 2005          2.00:1
    From January 1, 2006 through December 31, 2006          2.00:1
    From January 1, 2007 through December 31, 2007          2.00:1
    From January 1, 2008 through the Maturity Date          2.00:1


     Section 10.9   Interest Coverage Ratio. The Borrower will not permit the
                    ------------------------
ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods set forth below to (b) Consolidated Interest Expense for the immediately preceding two (2) calendar quarters times two (2), to be less than the ratio set forth opposite such date:

                           Period                      Interest Coverage Ratio
                           ------                      -----------------------
    On June 30, 2003                                           1.50:1
    From July 1, 2003 through December 31, 2003                1.50:1
    From January 1, 2004 through December 31, 2004             1.50:1
    From January 1, 2005 through December 31, 2005             1.50:1
    From January 1, 2006 through December 31, 2006             1.75:1
    From January 1, 2007 through December 31, 2007             2.00:1
    From January 1, 2008 through the Maturity Date             2.00:1


     Section 10.10  Fixed Charge Coverage. The Borrower will not permit the
                    ----------------------
ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods ending on any of the dates set forth below to (b) Consolidated Fixed Charges for the immediately preceding four (4) calendar quarters, to be less than the ratio set forth opposite such date:


                           Period                   Fixed Charge Coverage Ratio
                           ------                   ---------------------------
    On June 30, 2003                                         1.00:1
    From July 1, 2003 through September 30, 2003             1.10:1
    From October 1, 2003 through December 31, 2003           1.25:1
    From January 1, 2004 through December 31, 2004           1.25:1
    From January 1, 2005 through December 31, 2005           1.25:1
    From January 1, 2006 through December 31, 2006           1.25:1
    From January 1, 2007 through December 31, 2007           1.50:1
    From January 1, 2008 through the Maturity Date           1.50:1

     Section 10.11  Pro Forma Debt Service. The Borrower will not permit the
                    ----------------------
ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods ending on any of the dates set forth below to (b) Pro Forma Debt Service, to be less than the ratio set forth opposite such date:

                           Period                          Pro Forma Debt Service
                           ------                          ----------------------
     On June 30, 2003                                               1.10:1

     From July 1, 2003 through December 31, 2003                    1.10:1

     From January 1, 2004 through December 31, 2004                 1.10:1

     From January 1, 2005 through December 31, 2005                 1.25:1

     From January 1, 2006 through December 31, 2006                 1.50:1

     From January 1, 2007 through December 31, 2007                 1.75:1

     From January 1, 2008 through the Maturity Date                 1.75:1

                                  ARTICLE 11

                                    Default

     Section 11.1  Events of Default.  Each of the following shall be deemed an
                   -----------------
"Event of Default":

     (a) (i) The Borrower shall fail to pay, repay or prepay when due, any amount of principal of any Loan owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, or (ii) the Borrower or any other Loan Party shall fail to pay, within two Business Days after the due date thereof, any interest, fee, expense or other amount or other Obligation owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document.

     (b) Any representation or warranty made or deemed made by or on behalf of any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

     (c) Any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Section 5.1, 8.1(e), 8.2, 8.20, 8.22,
                                         ------------------------------------
Article 9 or Article 10; any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Article 5 (other than Section
                                                                        -------
5.1) or Section 8.1 (other than 8.1(e)), 8.5, 8.6, 8.9, 8.10, 8.13 and 8.14, and
---     -----------
such failure is not remedied or waived within ten days after such failure commenced; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

     (d) Any Loan Party or any Sprint PCS signatory to the Sprint Management Agreement ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

     (e) Any Loan Party or any Sprint PCS signatory to the Sprint Management Agreement shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or administrator of itself or of all or a substantial part of its Property, (ii) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, subject to any applicable grace periods, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (v) file a petition or take any other action seeking to take advantage of any other law providing for the relief of debtors, marshaling of assets or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or other applicable Governmental Requirement, (vii) dissolve, or (viii) take any entity action for the purpose of effecting any of the foregoing (provided, however, that the dissolution of any Sprint PCS entity shall not constitute an Event of Default if all obligations of such entity under the Sprint Management Agreement shall have been assumed by a successor Sprint PCS entity and the effective dissolution of a Subsidiary of the Borrower permitted by Section 9.3
                                                                   -----------
shall not constitute an Event of Default).

     (f) A proceeding or case shall be commenced, without the application or consent of any Loan Party or any Sprint PCS signatory to the Sprint Management Agreement, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, arrangement, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, examiner, liquidator, administrator or the like of it or of all or any substantial part of its Property, or (iii) similar relief in respect of it, under any law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief shall be entered in an involuntary case under the Bankruptcy Code against any Loan Party and shall continue unstayed and in effect for any period of 60 consecutive days.

     (g) Any Loan Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $1,000,000 against any of its Properties.

     (h) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against any Loan Party on claims not covered by insurance and the same shall not be discharged, bonded or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and any such Person shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

     (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt of such Person (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $1,000,000 or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

     (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has further liability or obligation under any of the Loan Documents; or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien upon any of the Collateral purported to be covered thereby.

     (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Pension Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any such Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $1,000,000.

     (l) (i) The termination of any Sprint Agreement, or the occurrence of any "Event of Termination" as defined in any Sprint Agreement, (ii) the occurrence of any breach or default under the Consent and Agreement (other than a breach or default by the Administrative Agent) which breach or default entitles the Administrative Agent to exercise a right or remedy under or in connection with the Consent and Agreement, or (iii) any termination, invalidity or unenforceability of the Consent and Agreement or any material term or provision thereof.

     (m) Any termination, revocation or non-renewal by the FCC of one or more of the PCS Licenses or by Sprint PCS of any right of any Loan Party to use any PCS Licenses, or any termination, revocation or non-renewal by any state public utility commission of any other material Permit of any Loan Party; provided, however, that an Event of Default shall not be deemed to have occurred pursuant to this clause (n) if the aggregate number of POPs relating to the PCS Licenses or other Permits that are subject to any and all of such terminations, revocations and/or non-renewals does not exceed five percent of the total number of POPs included in the BTAs disclosed on Schedule 1.1(c).
                                          ---------------

     (n)  The occurrence of any Material Adverse Effect.

     (o)  The occurrence of any Change in Control.

     (p) If, at any time, the subordination provisions of any of the Approved Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.

     (q) If, at any time, any event or circumstance shall occur that gives (i) any holder of any Approved Subordinated Debt the right to request or require Holdings or the Borrower or any other Loan Party to redeem, purchase, repurchase or prepay any Approved Subordinated Debt or (ii) any holder of any of the Holdings Senior Notes the right to require Holdings to redeem, purchase, repurchase or prepay any of the Holdings Senior Notes.

     (r) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) any Approved Subordinated Debt Document, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under such Approved Subordinated Debt Documents has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any such Approved Subordinated Debt Documents or in connection with any payment to the holders of any Approved Subordinated Debt Document, (ii) a payment default under (including, without limitation, a payment "Default" as such term is defined in) any Approved Subordinated Debt Document, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) any Approved Subordinated Debt Document, or (iv) any acceleration of the maturity of any Approved Subordinated Debt.

     (s) The occurrence of any Holdings Senior Notes Event of Default (unless such Holdings Senior Notes Event of Default shall have been waived or otherwise cured) or any "Change of Control" as such term is used or defined in the Holdings Senior Notes Indenture.

     Section 11.2  Remedies.  If any Event of Default shall occur and be
                   --------
continuing, the Administrative Agent may and, if directed by the Required Lenders, the Administrative Agent shall do any one or more of the following:

     (a)  Acceleration.  Declare all outstanding principal of and accrued and
          ------------
unpaid interest on the Loans and all other amounts payable by the Borrower or any other Loan Party under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties;

     (b)  Termination of Commitments.  Terminate each of the Commitments without
          --------------------------
notice to the Borrower or any other Loan Party;

     (c)  Judgment.  Reduce any claim to judgment;
          --------

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

     (d)  Foreclosure.  Foreclose or otherwise enforce any Lien granted to the
          -----------
Administrative Agent for the benefit of the Administrative Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

     (e)  Rights.  Exercise any and all rights and remedies afforded by the laws
          ------
of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;

provided, however, that upon the occurrence of an Event of Default under Section
                                                                         -------
11.1(e) or Section 11.1(f), the Commitments of all of the Lenders shall
-------    ---------------
immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower or any other Loan Party under the Loan Documents shall thereupon become immediately and automatically due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties. In the event of any waiver or cure of any Event of Default, any right or remedy exercised by the Administrative Agent or any Lender with respect to such Event of Default prior to such waiver or cure shall not be affected in any way (as to validity or effectiveness or other effect) by such waiver or cure.

     Section 11.3  Performance by the Administrative Agent, etc..  If the
                   ---------------------------------------------
Borrower or any other Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may perform or attempt to perform, or may cause any Lender (with the consent of such Lender) to perform or attempt to perform, such covenant or agreement on behalf of the Borrower or such other Loan Party (as applicable). In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at its Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrower or any other Loan Party or any other Person under this Agreement or any of the other Loan Documents.

                                  ARTICLE 12

                           The Administrative Agent

     Section 12.1  Appointment, Powers and Immunities.  Each Lender hereby
                   ----------------------------------
irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, (d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and
(f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Administrative Agent shall not be deemed to have any fiduciary relationship with any Lender or any Loan Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with respect to the Administrative Agent is not intended to connote any fiduciary or other express or implied obligation arising under agency doctrine of any applicable law; instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship among independent contracting parties.

     Section 12.2  Rights of Administrative Agent as a Lender.  With respect to
                   ------------------------------------------
its Commitments, the Loans made by it and the Note(s) issued to it, the Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, any Loan Party or any of its Affiliates and any other Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

     Section 12.3  Defaults.  The Administrative Agent shall not be deemed to
                   --------
have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Section
                                                                      -------
12.1) take such action with respect to such Default as shall be directed by the
----
Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

     Section 12.4  INDEMNIFICATION.  EACH LENDER HEREBY AGREES TO INDEMNIFY THE
                   ---------------
ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE
                                -------------     ----
OBLIGATIONS OF THE BORROWER UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE
                                  -------------     ----
WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS'
FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN ANY CASE, AS DETERMINED BY A FINAL, NON-APPEALABLE JUDICIAL ORDER OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN ANY CASE, AS DETERMINED BY A FINAL, NON-APPEALABLE JUDICIAL ORDER OF A COURT OF COMPETENT JURISDICTION). WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 12.4, EACH LENDER AGREES TO
                                     ------------
REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN

CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

     Section 12.5  Independent Credit Decisions.  Each Lender agrees that it has
                   ----------------------------
independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party which may come into the possession of the Administrative Agent or any of its Affiliates.

     Section 12.6  Several Commitments.  The Commitments and other obligations
                   -------------------
of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with any of its Commitments shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

     Section 12.7  Successor Administrative Agent.  Subject to the appointment
                   ------------------------------
and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Administrative Agent.
If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. If, at the time of the appointment of any successor Administrative Agent, a Default has not occurred and is not continuing, then the successor Administrative Agent shall not be appointed unless the identity of such successor Administrative Agent is consented to by the Borrower, which consent shall not be unreasonably withheld, conditioned or delayed. Upon the acceptance of its appointment as successor

Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Administrative Agent's resignation as Administrative Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent. Each Administrative Agent (including each successor Administrative Agent) agrees that, so long as it is acting as Administrative Agent under this Agreement, it shall be a Lender under this Agreement.

                                  ARTICLE 13

                                 Miscellaneous

     Section 13.1  Expenses.  The Borrower hereby agrees, on demand, to pay or
                   --------
reimburse the Administrative Agent and Nortel Networks Inc. (in its capacity as the Original Administrative Agent) and, with respect to the matters referred to in clauses (b) and (c) below, each of the other Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued in connection with the drafting, preparation, negotiation, execution and/or delivery of this Agreement and the other Loan Documents, and any and all waivers, amendments, modifications, renewals, extensions and supplements of or to the Loan Documents, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel (including all local counsel) for the Administrative Agent, (b) all out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for the Administrative Agent and/or any Lender,
(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.

     Section 13.2  INDEMNIFICATION.  EACH OF THE LOAN PARTIES HEREBY JOINTLY AND
                   ---------------
SEVERALLY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY FORECLOSURE RIGHT OR OTHER RIGHT OR REMEDY, (B) ANY

OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY LOAN PARTY OF ANY MATERIAL REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE USE OR PROPOSED USE OF ANY LOAN,
(E) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY OR ANY OF THEIR AFFILIATES, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED, OR (F) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED, IN ANY CASE, AS DETERMINED BY A FINAL, NON-APPEALABLE JUDICIAL ORDER OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 13.2 SHALL BE INDEMNIFIED FROM AND
                                    ------------
HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF THE LOAN PARTIES UNDER THIS SECTION 13.2 SHALL
                                                          ------------
SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

     Section 13.3  Limitation of Liability.  None of the Administrative Agent,
                   -----------------------
any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and each of the Borrower and the other Loan Parties hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by any Loan Party or any of its Affiliates in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Loan Parties hereby waives, releases and agrees not to sue the Administrative Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

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

     Section 13.4  No Duty.  All attorneys, accountants, appraisers and other
                   -------
professional Persons and consultants retained by the Administrative Agent and the Lenders shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to any Loan Party or any of its Affiliates or any other Person.

     Section 13.5  No Fiduciary Relationship.  The relationship between each
                   -------------------------
Loan Party and each Lender is solely that of debtor and creditor, and neither the Administrative Agent nor any Lender has any fiduciary or other special relationship with any Loan Party or any of its Affiliates, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between any Loan Party and any Lender, or such Affiliate and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among any Loan Party or any of its Affiliates and the Lenders.

     Section 13.6  Equitable Relief.  Each of the Loan Parties recognizes that,
                   ----------------
in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each of the Loan Parties therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 13.7  No Waiver; Cumulative Remedies.  No failure on the part of
                   ------------------------------
the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 13.8  Successors and Assigns.
                   ----------------------

     (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as may result by operation of law from mergers permitted pursuant to Section 9.3, neither the
                                                       -----------
Borrower nor any other Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) the Borrower and the other Loan Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) the Lenders shall not grant any participation under which the participant shall have the right to approve (or under which the consent of the participant must be obtained prior to the

Lenders' being able to approve) any amendment or waiver of this Agreement or the other Loan Documents, except to the extent that such amendment or waiver (A) increases any Commitment, (B) reduces the interest rate or the amount of principal or fees applicable to the Loans or Commitments in which such participant is participating, (C) extends any Maturity Date, (D) releases all or substantially all of the Collateral (except as provided for herein or in any other Loan Document) or any guaranty of the Obligations, or (E) releases any Loan Party from its monetary Obligations under any of the Loan Documents.

     (b) The Loan Parties and each of the Lenders agree that any Lender (the "Assigning Lender") may, with the consent of the Administrative Agent and, prior to the occurrence of and during the continuation of Default, the consent of the Borrower, which consents will not be unreasonably withheld, at any time assign to one or more Eligible Assignees all or any part of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and/or Loans) (each an "Assignee"); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and/or obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of (A) an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents or (B) an assignment by a Lender to an Affiliate of such Lender, to another Lender or to an Approved Fund, the amount of the Commitment(s) and/or Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 calculated based upon the aggregate amount of the Commitment(s) and/or Loans assigned, provided that the amount of the Commitment(s) and/or Loans of the Assigning Lender being assigned to an Affiliate of the Assigning Lender may be in such other amount not less than $2,000,000 as may be agreed to by the Administrative Agent from time to time, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Administrative Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4,
Section 13.1 and Section 13.2 accrued through the date of assignment shall
------------     ------------
continue).

     (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of any Loan Party or any of its Affiliates or the performance or observance by any Loan Party or any of its Affiliates of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed
   -----------
appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Administrative Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     (d) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note(s) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and
                          ---------
Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note evidencing the Loans assigned, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B hereto.
                          ---------

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to
                                                      ------------
the Assignee or participant or proposed Assignee or participant any information relating to any Loan Party or any of its Affiliates furnished to such Lender by or on behalf of any Loan Party or any of its Affiliates; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 13.20.
                                             -------------

     (g) Any Lender may assign and pledge any Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, however, that any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     (h) The Borrower shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Borrower (which request the Borrower makes by the execution of this Agreement) shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name of the registered owner of each of the Loans which is evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Loans
                                  ------------
evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the other Loan Parties and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

     (i) None of the Loan Parties will become a party to any loan agreement, credit agreement or similar agreement which restricts or prohibits the right or ability of any lender which is a party thereto to become a Lender under this Agreement.

     (j) Holdings and the Borrower shall provide prompt assistance to the Administrative Agent and the Lenders in connection with their respective efforts in syndicating the Loans and Commitments. Such assistance shall include making senior officers and other representatives of Holdings and the Borrower and their Affiliates available for meetings with prospective Lenders and providing, in a timely manner, such assistance as may be reasonably requested by the Administrative Agent or its advisors, including, without limitation, providing information to and responding to inquiries from prospective Lenders with respect to the business, operations, Business Plan, results and other matters relating to the business of Holdings, the Borrower and the other Loan Parties.

     Section 13.9  Survival.  All representations and warranties made or deemed
                   --------
made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any of the Loan Parties hereunder or under the other Loan Documents, the obligations of the Borrower and the other Loan Parties under Article 4 and Sections 13.1 and 13.2 shall survive
                                           -------------     ----
repayment of the Loans and the Reimbursement Obligations and the other Obligations.

     Section 13.10  ENTIRE AGREEMENT.  THIS AGREEMENT, THE NOTES AND THE OTHER
                    ----------------
LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS (INCLUDING, WITHOUT LIMITATION, ANY COMMITMENT LETTER), TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG (A) ANY ONE OR MORE OF THE LOAN PARTIES AND (B) ANY ONE OR MORE OF THE ADMINISTRATIVE AGENT AND/OR THE LENDERS.

     Section 13.11  Amendments.  No amendment or waiver of any provision of this
                    ----------
Agreement, the Notes or any other Loan Document to which any Loan Party is a party, nor any consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and such Loan Party in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Borrower, do any of the following: (a) increase the Commitments of the Lenders (or any Lender) or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) change the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in Section 3.2, 3.3 or 5.1 or this Section 13.11 or modify the definition of
   ----------------    ---         -------------
"Required Lenders" contained in Section 1.1; (f) except as expressly authorized
                                -----------
by this Agreement, release all or substantially all of the Collateral from any of the Liens created by the Security Documents; or (g) waive any Default due to the failure by the Borrower to pay any sum due to any of the Lenders hereunder; and provided, further, however, that no amendment, waiver or consent relating to Sections 12.1, 12.2, 12.3, 12.4 or 12.5 shall require the agreement of the
-------------------------------    ----
Borrower or any other Loan Party. Notwithstanding anything to the contrary contained in this Section 13.11 and in addition to any other consent required
                  -------------
pursuant to this Section 13.11, no amendment, waiver or consent shall be made
                 -------------
with respect to (i) the condition precedent set forth in clause (l) of Section
                                                                       -------
6.1 without the prior written consent of all Lenders, (ii) Article 12 hereof
---
without the prior written consent of the

Administrative Agent, or (iii) any condition precedent set forth in Article 6 with respect to the making of any Tranche A Loans or Tranche B Loans without the prior written consent of the Lenders that hold, at the time of such amendment, waiver or consent, at least a majority (in Dollar amount) of the Tranche A Commitments or Tranche B Commitments, respectively.

     Section 13.12  Maximum Interest Rate.
                    ---------------------

     (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

     (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or (ii)
                                                        ----------------
an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower or other appropriate Loan Party. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower and the other Loan Parties, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the Borrower or other appropriate Loan Party the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

     Section 13.13  Notices.  All notices and other communications provided for
                    -------
in this Agreement and the other Loan Documents to which the Borrower, Holdings or Equipmentco is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the following addresses:

          (a)   If to the Borrower, Holdings or Equipmentco, to it at:

                iPCS Wireless, Inc./iPCS, Inc./iPCS Equipment, Inc. 121 West First Street, Suite 200
                Geneseo, IL 61254
                Attn:  Timothy M. Yager
                       Stebbins Chandor
                Telecopy No.:  (309) 945-1651

                with a copy to:

                Meyer Capel, P.C.
                306 West Church Street
                Champaign, IL 61820
                Attn:  John Powers, Esq.
                Telecopy No.: (217) 352-2065

          (b)   If to the Administrative Agent, to it at:

                Toronto Dominion (Texas), Inc.
                909 Fannin Street, Suite 1700
                Houston, TX 77010
                Attn:  Jeff Lents
                Telecopy No.: (713) 951-9921

                with a copy to:

                Powell, Goldstein, Frazer & Murphy LLP
                191 Peachtree Street, N.E., Suite 1600
                Atlanta, GA 30303
                Attn:  Cindy A. Brazell, Esq.
                Telecopy No.:  (404) 572-6999

          (c)   If to the Lenders, to them at the addresses set forth on

Schedule 13.8 hereto (or, with respect to a Lender that becomes a party to this
-------------
Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it).

Copies shall be provided to persons other than parties hereto only in the case of notices under Article 11 hereof and the failure to provide such copies shall not affect the validity of the notice given to the primary recipient. Any party hereto may change the address to which notices shall be directed under this
Section 13.13 by giving ten (10) days' prior written notice of such change to
-------------
the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to the Administrative Agent shall be deemed given when received by the Administrative Agent.

     Section 13.14  GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF
                    -----------------------------------------------------
PROCESS.  EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN
-------
DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. EACH OF THE LOAN PARTIES HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK,
(2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (3) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (4) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO OR SET FORTH IN ANY OTHER LOAN DOCUMENT. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 13.15  Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.16  Severability.  Any provision of this Agreement held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 13.17  Headings.  The headings, captions and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 13.18  Construction.  Each of the Loan Parties, the Administrative
                    ------------
Agent and the Lenders acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto and thereto.

     Section 13.19  Independence of Covenants.  All covenants hereunder shall be
                    -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 13.20  Confidentiality.
                    ---------------

     (a)  Lenders' Obligations.  Each Lender agrees to keep any information
          --------------------
delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20; provided,
                                                      -------------
further, however, that each Lender shall not disclose any "Confidential Information" (as such term is defined in the Sprint Management Agreement) except as permitted by the Sprint Management Agreement (as amended) and as modified by the Consent and Agreement.

     (b)  Loan Parties' and Affiliates' Obligations.  Each of the Loan Parties
          -----------------------------------------
will, and will cause its Affiliates to, keep the terms and provisions of this Agreement and the other Loan Documents confidential from anyone other than individuals employed or retained by the Loan Parties who are or are expected to become engaged in financial matters or matters relating to compliance with the Loan Documents, provided that nothing herein shall prevent any such Person from disclosing such information (i) to any other Loan Party, (ii) required to be disclosed in accordance with applicable securities laws or upon the order of any court or administrative agency, (iii) upon the request or demand of any Governmental Authority having jurisdiction over any Loan Party, (iv) which has been publicly disclosed, and (v) to a Loan Party's legal counsel and independent auditors; provided, however, that the Borrower and the other Loan Parties will deliver to the Administrative Agent written notice of any intention or obligation of any Loan Party to deliver or provide a copy of this Agreement or any other Loan Document or any term or provision hereof or thereof to any Governmental Authority at least ten Business Days prior to the initial date upon which any such delivery or provision occurs and each of the Loan Parties shall use all reasonable efforts to redact or delete from such copy or such term or provision such terms or provisions or language relating to rates of interest, fees, financial covenants, availability and other terms or provisions of a sensitive nature as may be requested by the Administrative Agent to be so redacted or deleted before the same is so delivered or provided. Without limiting the generality of the foregoing, each of the Loan

Parties agrees that it will not, and will not permit any of its Affiliates to, without the prior written consent of the Administrative Agent, issue or publish a press release, tombstone or other similar announcement or publication relating to this Agreement or any other Loan Document or the transactions contemplated hereby unless it is required to do so by the order of any court or administrative agency or in accordance with applicable law.

     Section 13.21  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH OF THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY LOAN PARTY, THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     Section 13.22  Approvals and Consent.  No approval or consent of the
                    ---------------------
Administrative Agent or any Lender under or in connection with any Loan Document shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13.23  Service of Process.  Each of the Loan Parties irrevocably
                    ------------------
consents to the service of process by the mailing thereof by the Administrative Agent or the Required Lenders by registered or certified mail, postage prepaid, to such Loan Party at its address listed on the signature pages hereof. Nothing in this Section 13.23 shall affect the right of the Administrative Agent or the
        -------------
Lenders to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against such Loan Party or its Property in the court of any jurisdiction.

     Section 13.24  Amendment and Restatement of the Original Credit Agreement.
                    ----------------------------------------------------------
Effective as of the Effective Date, this Agreement shall constitute an amendment and restatement of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness, liabilities and/or obligations (including, without limitation, the Obligations) of the Loan Parties under the Original Credit Agreement. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated by the Administrative Agent by its giving of written notice of such termination to the Borrower and the Lenders in the event that this Agreement has not become effective on or before August 1, 2000.

     Section 13.25  No Requirement of Assumption or Payment of Another Person's
                    -----------------------------------------------------------
Debt.  Except as provided in the Loan Documents, each of the Loan Parties
----
acknowledges and agrees that neither the Administrative Agent nor any Lender has required, as a condition to the Loans made or to be made under this Agreement, that the Borrower or any other Loan Party assume or agree to pay any Debt of another Person.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BORROWER:                               iPCS WIRELESS, INC.



                                       By: /s/ Timothy M. Yager
                                           -----------------------------------
                                           Timothy M. Yager
                                           President


HOLDINGS:                              iPCS, INC.



                                       By: /s/ Timothy M. Yager
                                           -----------------------------------
                                           Timothy M. Yager
                                           President



EQUIPMENTCO:                           iPCS EQUIPMENT, INC.


                                       By: /s/ Timothy M. Yager
                                           -----------------------------------
                                           Timothy M. Yager
                                           President

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                                SIGNATURE PAGE 1

AGENTS AND LENDERS:                     TORONTO DOMINION (TEXAS), INC.,
                                        as Administrative Agent and Lender


                                        By: /s/ Jeffrey R. Lents
                                            ------------------------------------
                                           Name: Jeffrey R. Lents
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                                SIGNATURE PAGE 2

                                   GE CAPITAL CORPORATION, as Syndication
                                   Agent and Lender



                                   By: /s/ Elizabeth W. Falco
                                       -----------------------------------------
                                      Name: Elizabeth W. Falco
                                            ------------------------------------
                                      Title: Vice President
                                             -----------------------------------


                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                                SIGNATURE PAGE 3